UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22250

PIMCO ETF Trust

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Bradley Todd

Treasurer (Principal Financial & Accounting Officer)

PIMCO ETF Trust

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: June 30

Date of reporting period: June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

•	PIMCO ETF Trust

PIMCO ETF TRUST

Annual Report

June 30, 2019

Index Exchange-Traded Funds

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund | TUZ | NYSE Arca

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund | ZROZ | NYSE Arca

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund | STPZ | NYSE Arca

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund | LTPZ | NYSE Arca

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund | TIPZ | NYSE Arca

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund | HYS | NYSE Arca

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund | CORP | NYSE Arca

Actively-Managed Exchange-Traded Funds

PIMCO Active Bond Exchange-Traded Fund | BOND | NYSE Arca

PIMCO Enhanced Low Duration Active Exchange-Traded Fund | LDUR | NYSE Arca

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund | MINT | NYSE Arca

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund | MUNI | NYSE Arca

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund | SMMU | NYSE Arca

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail from the financial intermediary, such as a broker-dealer or bank, which offers the Fund unless you specifically request paper copies of the reports from the financial intermediary. Instead, the shareholder reports will be made available on a website, and the financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the financial intermediary electronically by following the instructions provided by the financial intermediary.

You may elect to receive all future reports in paper free of charge from the financial intermediary. You should contact the financial intermediary if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account at the financial intermediary.

		Page

Chairman’s Letter		2

Important Information About the Funds		4

Expense Examples		19

Financial Highlights		20

Statements of Assets and Liabilities		24

Statements of Operations		26

Statements of Changes in Net Assets		28

Statement of Cash Flows		32

Notes to Financial Statements		87

Report of Independent Registered Public Accounting Firm		110

Glossary		111

Federal Income Tax Information		112

Management of the Trust		113

Privacy Policy		116

Fund	Fund Summary	Schedule of Investments

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	7	33

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	8	34

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	9	35

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	10	36

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	11	37

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	12	38

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	13	46

PIMCO Active Bond Exchange-Traded Fund	14	54

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	15	63

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	16	72

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	17	79

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	18	83

This material is authorized for use only when preceded or accompanied by the current PIMCO ETF Trust prospectus.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO ETF Trust Annual Report, which covers the 12-month reporting period ended June 30, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended June 30, 2019

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 3.4% and 2.2% during the third and fourth quarters of 2018, respectively. For the first quarter of 2019, GDP growth rose to an annual pace of 3.1%. Finally, the Commerce Department’s initial reading for second quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” With its December 2018 rate hike, the Fed increased the federal funds rate to a range between 2.25% and 2.50%. However, at its meeting in January 2019, the Fed tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” This stance was partially attributed to trade tensions and signs of slowing global growth, including weakening manufacturing data. Finally, at its meeting that concluded on July 31, 2019, after the reporting period ended, the Fed lowered the federal funds rate to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008.

Growth outside the U.S. continued, but the pace generally moderated. According to the International Monetary Fund (“IMF”), global growth is projected to be 3.3% in 2019, versus 3.6% in 2018. From a regional perspective, the U.S. economy is expected to expand 2.3% in 2019, compared to 2.9% in the prior year. Elsewhere, the IMF anticipates 2019 GDP growth in the eurozone, U.K. and Japan will be 1.3%, 1.2% and 1.0%, respectively. For comparison purposes, these economies expanded 1.8%, 1.4% and 0.8%, respectively, in 2018.

Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies. The ECB ended its quantitative easing program in December 2018 and indicated that it does not expect to raise interest rates, “at least through the first half of 2020.” Meanwhile, after raising rates at its meeting in August 2018, the Bank of England kept rates on hold for the remainder of the reporting period.

The U.S. Treasury yield curve flattened as 10-year Treasury rates declined more than their two-year counterparts. In our view, the decrease in longer-term rates was partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 2.00% at the end of the reporting period, versus 2.85% on June 30, 2018. The Bloomberg Barclays Global Treasury Index (USD hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 7.56%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), a widely used index of global investment grade credit bonds, returned 9.40%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD hedged), a widely used index of below investment grade bonds, returned 7.89%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD hedged), returned 11.32%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 8.99%.

Global equities also produced mixed results. Despite periods of volatility, U.S. equities moved sharply higher. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 10.42%. Emerging

2	PIMCO ETF TRUST

market equities, as measured by the MSCI Emerging Markets Index, returned 1.21%, whereas global equities, as represented by the MSCI World Index, returned 6.33%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -2.54% and European equities, as represented by the MSCI Europe Index (in EUR), returned 4.46%.

Commodity prices fluctuated and generated mixed results. When the reporting period began, Brent crude oil was approximately $79 a barrel, but by the end, it was roughly $67 a barrel. This was driven in part by increased supply and declining global demand. Elsewhere, gold prices moved higher, whereas copper prices declined.

Finally, there were periods of volatility in the foreign exchange markets, due in part to signs of moderating global growth and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 2.66% and 3.87% versus the euro and British pound, respectively. However, the U.S. dollar fell 2.70% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding the PIMCO ETF Trust, please contact your financial adviser, or call one of our shareholder associates at (888) 400-4ETF. We also invite you to visit our website at www.pimcoetfs.com to learn more about PIMCO ETFs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO ETF Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	JUNE 30, 2019	3

Important Information About the Funds

PIMCO ETF Trust (the “Trust”) is an open-end management investment company that includes the PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund, PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund, PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund, PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund, PIMCO Broad U.S. TIPS Index Exchange-Traded Fund, PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund, and PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund, which are exchange-traded funds (“ETFs”) that seek to provide total return that closely corresponds, before fees and expenses, to the total return of a specified index (collectively, the “Index Funds”). Each Index Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of instruments such that the portfolio effectively provides exposure to the underlying index. An Index Fund may not track its underlying index with the same degree of accuracy as a fund that replicates the composition and weighting of the underlying index. The PIMCO Active Bond Exchange-Traded Fund, PIMCO Enhanced Low Duration Active Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active Exchange-Traded Fund, PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund and PIMCO Short Term Municipal Bond Active Exchange-Traded Fund, unlike the Index Funds, are actively managed ETFs that do not seek to track the performance of a specified index (collectively, the “Active Funds” and together with the Index Funds, a “Fund” or the “Funds”). Shares of the Funds will be listed and traded at market prices on NYSE Arca, Inc. (“NYSE Arca”) and other secondary markets. The market price for each Fund’s shares may be different from the Fund’s net asset value (“NAV”). Each Fund issues and redeems shares at its NAV only in blocks of a specified number of shares (“Creation Units”). Only certain large institutional investors may purchase or redeem Creation Units directly with the Funds at NAV (“Authorized Participants”). These transactions are in exchange for certain securities similar to a Fund’s portfolio and/or cash. Except when aggregated in Creation Units, shares of a Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares from the Funds at NAV.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Funds are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Funds currently face a heightened level of interest rate risk, especially as the Federal Reserve Board ended its quantitative easing program in October 2014 and raised interest rates several times thereafter before lowering them in July 2019. Interest rates may change in the future depending upon the Federal Reserve Board’s view of economic growth, inflation, employment and other market factors. To the extent the Federal Reserve Board raises interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, there could be increased sales of shares which could further reduce the market price for a Fund’s shares.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

With respect to certain securities, the Funds may make different asset class, sector or geographical classifications for the purpose of monitoring compliance with investment guidelines than the classifications disclosed in this report.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

A Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average

4	PIMCO ETF TRUST

interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the sale of Fund shares. Each Fund’s performance is measured against the performance of at least one broad-based securities market index (“benchmark index”). A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of each Fund along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Diversification Status
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	06/01/09	Diversified
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	10/30/09	Diversified
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	08/20/09	Diversified
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	09/03/09	Diversified
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	09/03/09	Diversified
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	06/16/11	Diversified
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	09/20/10	Diversified
PIMCO Active Bond Exchange-Traded Fund	02/29/12	Diversified
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	01/22/14	Diversified
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	11/16/09	Diversified
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	11/30/09	Diversified
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	02/01/10	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a

ANNUAL REPORT	JUNE 30, 2019	5

Important Information About the Funds (Cont.)

party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

The Index Funds may make available a complete schedule of portfolio holdings and the percentages they represent of the Index Fund’s net assets. On each business day, before commencement of trading on NYSE Arca, each Active Fund will disclose on www.pimcoetfs.com the identities and quantities of the Active Fund’s portfolio holdings that will form the basis for the Active Fund’s calculation of NAV at the end of the business day. The frequency at which the daily market prices were at a discount or premium to each Fund’s NAV is disclosed on www.pimcoetfs.com. Please see “Disclosure of Portfolio Holdings” in the SAI for information about the availability of the complete schedule of each Fund’s holdings. Fund fact sheets provide additional information regarding a Fund and may be requested by calling (888) 400-4ETF and are available on the Fund’s website at www.pimcoetfs.com.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 400-4ETF, on the Funds’ website at www.pimcoetfs.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Each Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-PORT. Each Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov and are available without charge, upon request by calling the Funds at (888) 400-4ETF. Prior to its use of Form N-PORT, each Fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

6	PIMCO ETF TRUST

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund

Ticker Symbol - TUZ

Cumulative Returns Through June 30, 2019

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of 06/30/2019†§

U.S. Treasury Obligations	99.7%

Short-Term Instruments	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2019

	1 Year	5 Year	10 Year	Fund Inception (06/01/2009)
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund (Based on Net Asset Value)	3.78%	1.05%	1.07%	1.05%
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund (At Market Price)(1)	3.80%	1.05%	1.06%	1.05%
ICE BofAML 1-3 Year U.S. Treasury Index±	3.96%	1.21%	1.20%	1.18%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML 1-3 Year US Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.16%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofAML 1-3 Year US Treasury Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance during the reporting period:

»

Yields in the 1-3 year segment of the U.S. Treasury yield curve decreased, positively impacting the price return of both the Fund and the Underlying Index. Income return also contributed to performance for both the Fund and the Underlying Index.

»	There were no detractors deemed to be notable during the reporting period.

ANNUAL REPORT	JUNE 30, 2019	7

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

Ticker Symbol - ZROZ

Cumulative Returns Through June 30, 2019

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of 06/30/2019†§

U.S. Treasury Obligations	100.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2019

	1 Year	5 Year	Fund Inception (10/30/2009)
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund (Based on Net Asset Value)	14.17%	7.94%	8.81%
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund (At Market Price)(1)	14.41%	7.87%	8.81%
ICE BofAML Long U.S. Treasury Principal STRIPS IndexSM±	14.28%	8.13%	8.95%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML Long US Treasury Principal STRIPS Index is an unmanaged index comprised of long maturity Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) representing the final principal payment of U.S. Treasury bonds.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.15%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofAML Long US Treasury Principal STRIPS Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance during the reporting period:

»	Yields in the 25+ year segment of the U.S. Treasury STRIPS (zero-coupon) yield curve decreased, positively impacting the return of both the Fund and the Underlying Index.

»	There were no detractors deemed to be notable during the reporting period.

8	PIMCO ETF TRUST

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol - STPZ

Cumulative Returns Through June 30, 2019

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of 06/30/2019†§

U.S. Treasury Obligations	99.6%

Short-Term Instruments	0.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2019

	1 Year	5 Year	Fund Inception (08/20/2009)
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	3.17%	0.71%	1.73%
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	3.17%	0.70%	1.73%
ICE BofAML 1-5 Year U.S. Inflation-Linked Treasury IndexSM±	3.40%	0.93%	1.96%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML 1-5 Year US Inflation-Linked Treasury Index is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities) with a maturity of at least 1 year and less than 5 years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.20%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofAML 1-5 Year US Inflation-Linked Treasury Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance during the reporting period:

»	U.S. 1-5 year real yields moved lower in the U.S. Treasury Inflation-Protected Securities yield curve, resulting in positive performance.

»	A positive inflation accrual, or the change in the Consumer Price Index applied to the principal of underlying securities had a positive impact on performance.

»	There were no detractors deemed to be notable during the reporting period.

ANNUAL REPORT	JUNE 30, 2019	9

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol - LTPZ

Cumulative Returns Through June 30, 2019

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of 06/30/2019†§

U.S. Treasury Obligations	100.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2019

	1 Year	5 Year	Fund Inception (09/03/2009)
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	5.06%	3.23%	5.60%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	5.03%	3.23%	5.61%
ICE BofAML 15+ Year U.S. Inflation-Linked Treasury IndexSM±	5.26%	3.40%	5.82%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML 15+ Year US Inflation-Linked Treasury Index is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities) with a maturity of at least 15 years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.20%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofAML 15+ Year US Inflation-Linked Treasury Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance during the reporting period:

»	U.S. 15+ year real yields moved lower in the U.S. Treasury Inflation-Protected Securities yield curve, resulting in positive performance.

»	A positive inflation accrual, or the change in the Consumer Price Index applied to the principal of underlying securities had a positive impact on performance.

»	There were no detractors deemed to be notable during the reporting period.

10	PIMCO ETF TRUST

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol - TIPZ

Cumulative Returns Through June 30, 2019

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of 06/30/2019†§

U.S. Treasury Obligations	100.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2019

	1 Year	5 Year	Fund Inception (09/03/2009)
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	4.69%	1.68%	3.46%
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	4.61%	1.67%	3.46%
ICE BofAML U.S. Inflation-Linked Treasury IndexSM±	4.91%	1.86%	3.66%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML US Inflation-Linked Treasury Index is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities).

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.21%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofAML US Inflation-Linked Treasury Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. PIMCO uses an indexing approach in managing the Fund’s investments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance during the reporting period:

»	U.S. real yields moved lower across the U.S. Treasury Inflation-Protected Securities yield curve, resulting in positive performance.

»	A positive inflation accrual, or the change in the Consumer Price Index applied to the principal of underlying securities had a positive impact on performance.

»	There were no detractors deemed to be notable during the reporting period.

ANNUAL REPORT	JUNE 30, 2019	11

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

Ticker Symbol - HYS

Cumulative Returns Through June 30, 2019

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of 06/30/2019†§

Corporate Bonds & Notes	82.9%

Short-Term Instruments	16.4%

Other	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2019

	1 Year	5 Year	Fund Inception (06/16/2011)
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (Based on Net Asset Value)	5.71%	3.92%	5.25%
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (At Market Price)(1)	6.03%	3.86%	5.23%
ICE BofAML 0-5 Year US High Yield Constrained Index±	5.45%	4.28%	5.74%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML 0-5 Year US High Yield Constrained Index tracks the performance of short-term U.S. dollar denominated below investment grade corporate debt issued in the U.S. domestic market with less than five years remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million, issued publicly. Allocations to an individual issuer will not exceed 2%.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.56%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofAML 0-5 Year US High Yield Constrained Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance during the reporting period:

»	Security selection in consumer non-cyclicals, telecommunications and finance and insurance contributed to performance, as the Fund’s respective positions outperformed the broader sectors.

»	Security selection in media, entertainment and publishing detracted from performance, as the Fund’s media, entertainment and publishing positions underperformed the broader sector.

»	Security selection in energy and technology detracted from performance, as the Fund’s respective positions underperformed the broader sectors.

12	PIMCO ETF TRUST

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

Ticker Symbol - CORP

Cumulative Returns Through June 30, 2019

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of 06/30/2019†§

Industrials	47.6%

Banking & Finance	38.3%

Utilities	12.3%

Short-Term Instruments	1.6%

Other	0.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2019

	1 Year	5 Year	Fund Inception (09/20/2010)
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (Based on Net Asset Value)	10.65%	4.02%	4.63%
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (At Market Price)(1)	10.95%	4.05%	4.64%
ICE BofAML US Corporate Indexsm±	10.56%	4.03%	4.75%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± ICE BofAML US Corporate Index is an unmanaged index comprised of U.S. dollar denominated investment grade, fixed rate corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity and at least $250 million outstanding.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.20%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofAML US Corporate Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance during the reporting period:

»	Exposure to the banking, telecommunications and healthcare sectors contributed to performance, as the sectors posted positive returns.

»	Security selection within the utilities sector detracted from performance, as a select issue posted negative returns.

»	Exposure to the front end of the yield curve detracted from performance, as the front end of the yield curve sold off.

ANNUAL REPORT	JUNE 30, 2019	13

PIMCO Active Bond Exchange-Traded Fund

Ticker Symbol - BOND

Cumulative Returns Through June 30, 2019

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of 06/30/2019†§

U.S. Government Agencies	50.2%

Corporate Bonds & Notes	27.3%

Asset-Backed Securities	12.4%

Non-Agency Mortgage-Backed Securities	5.3%

Short-Term Instruments	1.4%

Municipal Bonds & Notes	1.2%

Other	2.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2019

	1 Year	5 Year	Fund Inception (02/29/2012)
PIMCO Active Bond Exchange-Traded Fund (Based on Net Asset Value)	7.99%	3.50%	4.36%
PIMCO Active Bond Exchange-Traded Fund (At Market Price)(1)	8.05%	3.46%	4.36%
Bloomberg Barclays U.S. Aggregate Index±	7.87%	2.95%	2.71%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.76%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Active Bond Exchange-Traded Fund seeks current income and long-term capital appreciation, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance during the reporting period:

»	U.S. interest rate strategies, particularly overweight exposure to the intermediate part of the yield curve, contributed to relative performance, as rates decreased.

»	Overweight exposure to financial credits contributed to relative performance, as spreads decreased.

»

Overweight exposure to U.S. dollar-denominated emerging market external debt contributed to relative performance, primarily due to the associated carry, as spreads ended at a similar level to the start of the period.

»	Overweight exposure to agency mortgage-backed securities detracted from relative performance, as spreads increased.

14	PIMCO ETF TRUST

PIMCO Enhanced Low Duration Active Exchange-Traded Fund

Ticker Symbol - LDUR

Cumulative Returns Through June 30, 2019

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of 06/30/2019†§

Corporate Bonds & Notes	59.2%

U.S. Treasury Obligations	17.3%

Asset-Backed Securities	8.5%

U.S. Government Agencies	8.2%

Non-Agency Mortgage-Backed Securities	5.2%

Short-Term Instruments	1.0%

Other	0.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2019

	1 Year	5 Year	Fund Inception (01/22/2014)
PIMCO Enhanced Low Duration Active Exchange-Traded Fund (Based on Net Asset Value)	3.66%	2.28%	2.38%
PIMCO Enhanced Low Duration Active Exchange-Traded Fund (At Market Price)(1)	3.55%	1.99%	2.38%
ICE BofAML 1-3 Year U.S. Treasury Index±	3.96%	1.21%	1.19%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 1.09%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Enhanced Low Duration Active Exchange-Traded Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance during the reporting period:

»	Holdings of investment grade corporate credit contributed to performance, as the asset class delivered positive returns.

»	Exposure to non-agency mortgage-backed securities contributed to performance, as these securities generated positive total returns.

»	A long U.S. dollar bias versus the euro contributed to relative performance, as the euro depreciated against the dollar.

»	Underweight exposure to U.S. duration detracted from performance, as U.S. yields decreased.

»	Underweight exposure to high yield corporate credit detracted from performance, as the asset class posted positive total returns.

ANNUAL REPORT	JUNE 30, 2019	15

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

Ticker Symbol - MINT

Cumulative Returns Through June 30, 2019

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of 06/30/2019†§

Corporate Bonds & Notes	67.2%

Asset-Backed Securities	14.0%

Short-Term Instruments	8.1%

U.S. Government Agencies	5.9%

Non-Agency Mortgage-Backed Securities	2.7%

Sovereign Issues	1.8%

Municipal Bonds & Notes	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2019

	1 Year	5 Year	Fund Inception (11/16/2009)
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (Based on Net Asset Value)	2.84%	1.62%	1.45%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (At Market Price)(1)	2.86%	1.63%	1.45%
FTSE 3-Month Treasury Bill Index±	2.30%	0.84%	0.48%♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 11/30/2009.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.42%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund primarily invests in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest, without limitation, in U.S. dollar-denominated securities and instruments of foreign issuers. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance during the reporting period:

»	Modest overweight exposure to U.S. duration contributed to performance, as rates generally fell across the U.S. Treasury yield curve.

»	Holdings of investment grade corporate credit contributed to performance, as the sector posted positive total returns.

»	Holdings of U.S. dollar-denominated emerging market debt contributed to performance, as security selection contributed to performance.

»	There were no detractors deemed to be notable during the reporting period.

16	PIMCO ETF TRUST

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund

Ticker Symbol - MUNI

Cumulative Returns Through June 30, 2019

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of 06/30/2019†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	12.5%

Ad Valorem Property Tax	11.4%

Electric Power & Light Revenue	8.0%

Tobacco Settlement Funded	7.6%

Highway Revenue Tolls	7.6%

Natural Gas Revenue	6.0%

Port, Airport & Marina Revenue	4.8%

Income Tax Revenue	3.6%

Appropriations	3.3%

College & University Revenue	3.2%

Water Revenue	3.2%

Transit Revenue	2.3%

Lease (Appropriation)	2.1%

Sales Tax Revenue	1.8%

General Fund	1.6%

Industrial Revenue	1.6%

Fuel Sales Tax Revenue	1.6%

Hotel Occupancy Tax	1.6%

Miscellaneous Revenue	1.5%

Lease Revenue	1.4%

Miscellaneous Taxes	1.4%

Nuclear Revenue	1.3%

Government Fund/Grant Revenue	1.3%

Sewer Revenue	1.2%

Other	2.1%

Short-Term Instruments	6.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2019

	1 Year	5 Year	Fund Inception (11/30/2009)
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund (Based on Net Asset Value)	6.41%	2.95%	3.30%
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund (At Market Price)(1)	6.63%	2.99%	3.32%
Bloomberg Barclays 1-15 Year Municipal Bond Index±	6.12%	3.03%	3.61%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Bloomberg Barclays 1-15 Year Municipal Bond Index consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to 17 years. It is an unmanaged index representative of the tax exempt bond market.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.35%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund seeks attractive tax-exempt income, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). The Fund does not intend to invest in Municipal Bonds whose interest is subject to the federal alternative minimum tax. The Fund may only invest in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance during the reporting period:

»	Duration positioning contributed to performance, as municipal yields fell.

»	Select exposure within the industrial revenue sector contributed to performance.

»	Overweight exposure to the healthcare sector contributed to performance, as the sector outperformed the general municipal market.

»	Select exposure within the water and sewer sector detracted from performance.

»	Underweight exposure to the lease-backed sector detracted from performance, as the sector outperformed the general municipal market.

»	Underweight exposure to the education sector detracted from performance, as the sector outperformed the general municipal market.

ANNUAL REPORT	JUNE 30, 2019	17

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

Ticker Symbol - SMMU

Cumulative Returns Through June 30, 2019

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of 06/30/2019†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	16.8%

Ad Valorem Property Tax	11.8%

Electric Power & Light Revenue	10.5%

Natural Gas Revenue	7.7%

Highway Revenue Tolls	5.6%

Industrial Revenue	3.7%

Tobacco Settlement Funded	3.5%

Miscellaneous Revenue	3.5%

Local or Guaranteed Housing	3.4%

Port, Airport & Marina Revenue	3.3%

College & University Revenue	3.1%

Sales Tax Revenue	2.2%

Water Revenue	2.2%

Miscellaneous Taxes	2.1%

Transit Revenue	2.1%

Sewer Revenue	1.9%

Resource Recovery Revenue	1.8%

Income Tax Revenue	1.5%

Fuel Sales Tax Revenue	1.2%

Other	3.0%

Short-Term Instruments	9.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2019

	1 Year	5 Year	Fund Inception (02/01/2010)
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund (Based on Net Asset Value)	3.17%	1.28%	1.21%
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund (At Market Price)(1)	3.40%	1.31%	1.22%
Bloomberg Barclays 1-Year Municipal Bond Index±	2.35%	1.05%	1.06%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The Bloomberg Barclays 1-Year Municipal Bond Index is the 1 Year (1-2) component of the Municipal Bond Index. The Index is a rules-based, market-value-weighted index engineered for the long term tax-exempt bond market. To be included in the Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.35%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund seeks attractive tax-exempt income, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). The Fund does not intend to invest in Municipal Bonds whose interest is subject to the federal alternative minimum tax. The Fund may only invest in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance during the reporting period:

»	Duration positioning contributed to performance, as municipal yields fell.

»	Overweight exposure to the revenue segment contributed to performance, as the sector outperformed the general municipal market.

»	Select exposure within the industrial revenue sector contributed to performance.

»	Select exposure to pre-refunded debt detracted from performance.

»	Under-weighted exposure to the lease-backed sector detracted from performance, as the sector outperformed the general municipal market.

»	Under-weighted exposure to the education sector detracted from performance, as the sector outperformed the general municipal market.

18	PIMCO ETF TRUST

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds is from January 1, 2019 to June 30, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other exchange-traded funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other exchange-traded funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of shares of the Funds. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different exchange-traded funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses not covered by the investment advisory fees and supervisory and administrative fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During Period*	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$1,000.00	$1,023.40	$0.75	$1,000.00	$1,023.92	$0.75	0.15%
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	1,000.00	1,146.90	0.79	1,000.00	1,023.92	0.75	0.15
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	1,000.00	1,034.80	1.00	1,000.00	1,023.67	1.00	0.20
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	1,000.00	1,116.90	1.04	1,000.00	1,023.67	1.00	0.20
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	1,000.00	1,062.70	1.02	1,000.00	1,023.67	1.00	0.20
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	1,000.00	1,077.40	2.92	1,000.00	1,021.85	2.84	0.57
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	1,000.00	1,098.10	1.03	1,000.00	1,023.67	1.00	0.20
PIMCO Active Bond Exchange-Traded Fund	1,000.00	1,063.30	3.26	1,000.00	1,021.50	3.19	0.64
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	1,000.00	1,026.90	2.80	1,000.00	1,021.90	2.79	0.56
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	1,000.00	1,019.60	1.79	1,000.00	1,022.88	1.80	0.36
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	1,000.00	1,049.80	1.77	1,000.00	1,022.93	1.75	0.35
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	1,000.00	1,023.10	1.75	1,000.00	1,022.93	1.75	0.35

* Expenses Paid During Period are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2019	19

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund

06/30/2019	$50.01	$0.94	$0.92	$1.86	$(0.98)	$0.00	$0.00	$(0.98)

06/30/2018	50.67	0.61	(0.65)	(0.04)	(0.62)	0.00	0.00	(0.62)

06/30/2017	51.26	0.42	(0.55)	(0.13)	(0.42)	(0.04)	0.00	(0.46)

06/30/2016	50.99	0.35	0.25	0.60	(0.31)	(0.02)	0.00	(0.33)

06/30/2015	50.94	0.25	0.11	0.36	(0.25)	(0.06)	0.00	(0.31)

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

06/30/2019	$115.51	$3.15	$12.73	$15.88	$(3.22)	$0.00	$0.00	$(3.22)

06/30/2018	117.38	3.11	(1.85)	1.26	(3.13)	0.00	0.00	(3.13)

06/30/2017	135.43	3.10	(17.80)	(14.70)	(3.35)	0.00	0.00	(3.35)

06/30/2016	105.39	3.16	29.17	32.33	(2.29)	0.00	0.00	(2.29)

06/30/2015	99.87	3.18	5.62	8.80	(3.28)	0.00	0.00	(3.28)

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

06/30/2019	$51.76	$0.97	$0.64	$1.61	$(0.75)	$0.00	$0.00	$(0.75)

06/30/2018	52.18	1.04	(0.51)	0.53	(0.95)	0.00	0.00	(0.95)

06/30/2017	52.83	0.87	(0.87)	0.00	(0.65)	0.00	0.00	(0.65)

06/30/2016	52.18	0.19	0.71	0.90	0.00	0.00	(0.25)	(0.25)

06/30/2015	53.58	(0.67)	(0.54)	(1.21)	(0.02)	0.00	(0.17)	(0.19)

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

06/30/2019	$67.57	$1.58	$1.72	$3.30	$(1.26)	$0.00	$0.00	$(1.26)

06/30/2018	65.64	2.03	1.79	3.82	(1.89)	0.00	0.00	(1.89)

06/30/2017	69.55	1.80	(3.74)	(1.94)	(1.97)	0.00	0.00	(1.97)

06/30/2016	62.95	1.01	6.02	7.03	(0.43)	0.00	0.00	(0.43)

06/30/2015	65.02	0.21	(1.83)	(1.62)	(0.45)	0.00	0.00	(0.45)

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

06/30/2019	$57.61	$1.08	$1.57	$2.65	$(0.80)	$0.00	$0.00	$(0.80)

06/30/2018	57.61	1.25	(0.07)	1.18	(1.18)	0.00	0.00	(1.18)

06/30/2017	59.09	1.10	(1.61)	(0.51)	(0.97)	0.00	0.00	(0.97)

06/30/2016	56.73	0.54	2.13	2.67	(0.31)	0.00	0.00	(0.31)

06/30/2015	58.14	0.00	(1.17)	(1.17)	(0.09)	0.00	(0.15)	(0.24)

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

06/30/2019	$100.07	$4.63	$0.90	$5.53	$(4.89)	$0.00	$0.00	$(4.89)

06/30/2018	101.62	4.44	(1.28)	3.16	(4.71)	0.00	0.00	(4.71)

06/30/2017	96.65	4.60	5.66	10.26	(5.29)	0.00	0.00	(5.29)

06/30/2016	100.37	4.52	(3.69)	0.83	(4.55)	0.00	0.00	(4.55)

06/30/2015	106.76	4.06	(4.96)	(0.90)	(4.53)	(0.96)	0.00	(5.49)

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

06/30/2019	$100.41	$3.44	$6.96	$10.40	$(3.54)	$0.00	$0.00	$(3.54)

06/30/2018	104.90	3.31	(4.43)	(1.12)	(3.31)	(0.06)	0.00	(3.37)

06/30/2017	105.72	3.11	(0.86)	2.25	(3.07)	0.00	0.00	(3.07)

06/30/2016	100.50	3.10	4.91	8.01	(2.75)	(0.04)	0.00	(2.79)

06/30/2015	103.21	3.14	(2.35)	0.79	(3.17)	(0.33)	0.00	(3.50)

PIMCO Active Bond Exchange-Traded Fund

06/30/2019	$103.19	$3.54	$4.49	$8.03	$(3.68)	$0.00	$0.00	$(3.68)

06/30/2018	106.07	3.17	(2.73)	0.44	(3.06)	0.00	(0.26)	(3.32)

06/30/2017	107.31	2.88	(0.80)	2.08	(2.48)	0.00	(0.84)	(3.32)

06/30/2016	106.69	3.09	1.31	4.40	(3.78)	0.00	0.00	(3.78)

06/30/2015	108.85	2.83	0.42	3.25	(5.41)	0.00	0.00	(5.41)

PIMCO Enhanced Low Duration Active Exchange-Traded Fund

06/30/2019	$99.61	$2.96	$0.62	$3.58	$(3.04)	$0.00	$0.00	$(3.04)

06/30/2018	101.02	2.51	(1.42)	1.09	(2.50)	0.00	0.00	(2.50)

06/30/2017	100.23	2.17	0.35	2.52	(1.73)	0.00	0.00	(1.73)

06/30/2016	101.62	1.97	(0.24)	1.73	(2.30)	(0.82)	0.00	(3.12)

06/30/2015	101.27	1.32	1.05	2.37	(1.77)	(0.25)	0.00	(2.02)

20	PIMCO ETF TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

$50.89	3.78%	$50,996	0.15%	0.15%	0.15%	0.15%	1.88%	54%

50.01	(0.09)	87,616	0.16	0.16	0.16	0.16	1.21	54

50.67	(0.26)	119,187	0.15	0.15	0.15	0.15	0.82	56

51.26	1.19	151,316	0.15	0.15	0.15	0.15	0.68	66

50.99	0.70	107,175	0.14	0.16	0.14	0.16	0.49	60

$128.17	14.17%	$265,315	0.15%	0.15%	0.15%	0.15%	2.79%	21%

115.51	1.08	164,028	0.15	0.15	0.15	0.15	2.71	19

117.38	(10.88)	166,683	0.15	0.15	0.15	0.15	2.53	14

135.43	31.09	442,851	0.15	0.15	0.15	0.15	2.67	23

105.39	8.64	96,960	0.16	0.16	0.16	0.16	2.75	18

$52.62	3.17%	$748,304	0.20%	0.20%	0.20%	0.20%	1.89%	36%

51.76	1.02	826,530	0.20	0.20	0.20	0.20	2.01	32

52.18	0.00	1,136,011	0.20	0.20	0.20	0.20	1.64	38

52.83	1.74	1,065,611	0.20	0.20	0.20	0.20	0.36	41

52.18	(2.27)	1,182,866	0.20	0.20	0.20	0.20	(1.28)	31

$69.61	5.06%	$178,903	0.20%	0.20%	0.20%	0.20%	2.45%	6%

67.57	5.88	254,745	0.20	0.20	0.20	0.20	3.05	10

65.64	(2.82)	148,992	0.20	0.20	0.20	0.20	2.66	16

69.55	11.25	109,197	0.20	0.20	0.20	0.20	1.59	12

62.95	(2.52)	92,539	0.21	0.21	0.21	0.21	0.31	14

$59.46	4.69%	$52,327	0.20%	0.20%	0.20%	0.20%	1.89%	9%

57.61	2.07	50,695	0.21	0.21	0.21	0.21	2.18	8

57.61	(0.87)	70,864	0.20	0.20	0.20	0.20	1.88	8

59.09	4.73	90,404	0.20	0.20	0.20	0.20	0.96	10

56.73	(2.02)	92,473	0.21	0.21	0.21	0.21	(0.01)	23

$100.71	5.71%	$1,460,224	0.56%	0.56%	0.55%	0.55%	4.66%	27%

100.07	3.18	1,666,164	0.56	0.56	0.55	0.55	4.41	42

101.62	10.88	1,824,151	0.55	0.55	0.55	0.55	4.58	43

96.65	1.04	2,044,168	0.55	0.55	0.55	0.55	4.75	34

100.37	(0.82)	2,805,241	0.55	0.55	0.55	0.55	3.92	28

$107.27	10.65%	$797,018	0.20%	0.20%	0.20%	0.20%	3.41%	27%

100.41	(1.12)	756,084	0.20	0.20	0.20	0.20	3.20	10

104.90	2.19	737,459	0.20	0.20	0.20	0.20	2.97	7

105.72	8.14	447,211	0.20	0.20	0.20	0.20	3.05	13

100.50	0.74	244,203	0.20	0.20	0.20	0.20	3.04	12

$107.54	7.99%	$2,422,925	0.73%	0.73%	0.55%	0.55%	3.42%	155%

103.19	0.41	2,072,132	0.76	0.76	0.55	0.55	3.03	142

106.07	2.00	2,039,657	0.61	0.61	0.55	0.55	2.70	569

107.31	4.25	2,594,821	0.56	0.58	0.55	0.57	2.92	475

106.69	3.01	2,489,072	0.57	0.63	0.55	0.61	2.60	180

$100.15	3.66%	$352,514	0.79%	0.86%	0.39%	0.46%	2.98%	1,613%

99.61	1.09	157,382	1.02	1.09	0.39	0.46	2.51	326

101.02	2.54	93,947	0.67 (d)	0.74 (d)	0.47 (d)	0.54 (d)	2.15	651

100.23	1.75	58,134	0.57	0.64	0.55	0.56	1.96	2,288

101.62	2.37	175,808	0.52	0.57	0.50	0.55	1.30	1,591

ANNUAL REPORT	JUNE 30, 2019	21

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

06/30/2019	$101.58	$2.73	$0.11	$2.84	$(2.67)	$0.00	$0.00	$(2.67)

06/30/2018	101.74	1.95	(0.23)	1.72	(1.85)	(0.03)	0.00	(1.88)

06/30/2017	101.14	1.45	0.61	2.06	(1.46)	0.00	0.00	(1.46)

06/30/2016	101.15	1.05	(0.02)	1.03	(1.02)	(0.02)	0.00	(1.04)

06/30/2015	101.45	0.62	(0.09)	0.53	(0.74)	(0.09)	0.00	(0.83)

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund

06/30/2019	$52.84	$1.40	$1.93	$3.33	$(1.40)	$0.00	$0.00	$(1.40)

06/30/2018	53.48	1.30	(0.64)	0.66	(1.30)	0.00	0.00	(1.30)

06/30/2017	55.11	1.25	(1.64)	(0.39)	(1.24)	0.00	0.00	(1.24)

06/30/2016	52.84	1.25	2.15	3.40	(1.13)	0.00	0.00	(1.13)

06/30/2015	53.17	1.12	(0.34)	0.78	(1.11)	0.00	0.00	(1.11)

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

06/30/2019	$49.91	$0.95	$0.61	$1.56	$(0.94)	$0.00	$0.00	$(0.94)

06/30/2018	50.25	0.77	(0.35)	0.42	(0.76)	0.00	0.00	(0.76)

06/30/2017	50.65	0.60	(0.41)	0.19	(0.59)	0.00	0.00	(0.59)

06/30/2016	50.24	0.48	0.36	0.84	(0.43)	0.00	0.00	(0.43)

06/30/2015	50.47	0.38	(0.19)	0.19	(0.42)	0.00	0.00	(0.42)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.
(d)	Effective May 8, 2017, the Fund’s Management fees was decreased by 0.09% to an annual rate of 0.46%.

22	PIMCO ETF TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

$101.75	2.84%	$11,939,913	0.36%	0.36%	0.35%	0.35%	2.70%	72%

101.58	1.70	9,410,140	0.42	0.42	0.35	0.35	1.92	86

101.74	2.05	7,195,945	0.35	0.35	0.35	0.35	1.43	82

101.14	1.03	4,647,542	0.36	0.36	0.35	0.35	1.04	208

101.15	0.53	3,536,050	0.36	0.36	0.35	0.35	0.61	193

$54.77	6.41%	$304,515	0.35%	0.35%	0.35%	0.35%	2.63%	39%

52.84	1.25	275,309	0.35	0.35	0.35	0.35	2.44	27

53.48	(0.69)	259,917	0.35	0.35	0.35	0.35	2.33	30

55.11	6.52	254,045	0.35	0.35	0.35	0.35	2.32	23

52.84	1.45	227,728	0.35	0.35	0.35	0.35	2.09	13

$50.53	3.17%	$96,505	0.35%	0.35%	0.35%	0.35%	1.91%	49%

49.91	0.83	67,874	0.35	0.35	0.35	0.35	1.55	87

50.25	0.37	65,826	0.35	0.35	0.35	0.35	1.20	80

50.65	1.67	68,881	0.35	0.35	0.35	0.35	0.95	36

50.24	0.37	55,765	0.35	0.35	0.35	0.35	0.76	20

ANNUAL REPORT	JUNE 30, 2019	23

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO 1-3 Year U.S. Treasury Index Exchange- Traded Fund	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund	PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund

Assets:

Investments, at value
Investments in securities*^	$50,583	$264,026	$744,726	$177,641
Investments in Affiliates	0	0	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	0	0
Over the counter	0	0	0	0
Cash	0	35	0	50
Deposits with counterparty	0	0	0	0
Foreign currency, at value	0	0	0	0
Receivable for investments sold	2,146	14,034	22,870	523
Receivable for TBA investments sold	0	0	0	0
Receivable for Fund shares sold	0	0	0	0
Interest and/or dividends receivable	292	0	1,374	717
Reimbursement receivable from PIMCO	0	0	0	0
Total Assets	53,021	278,095	768,970	178,931

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$0	$0
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	0	0
Over the counter	0	0	0	0
Payable for investments purchased	2,019	12,752	20,548	0
Payable for TBA investments purchased	0	0	0	0
Payable for unfunded loan commitments	0	0	0	0
Payable upon return of securities loaned	0	0	0	0
Deposits from counterparty	0	0	0	0
Payable for Fund shares redeemed	0	0	0	0
Accrued management fees	6	27	115	27
Other liabilities	0	1	3	1
Total Liabilities	2,025	12,780	20,666	28

Net Assets	$50,996	$265,315	$748,304	$178,903

Net Assets Consist of:

Paid in capital	$51,260	$279,618	$761,497	$187,465
Distributable earnings (accumulated loss)	(264)	(14,303)	(13,193)	(8,562)

Net Assets	$50,996	$265,315	$748,304	$178,903

Shares Issued and Outstanding	1,002	2,070	14,220	2,570

Net Asset Value Per Share Outstanding:	$50.89	$128.17	$52.62	$69.61

Cost of investments in securities	$50,079	$250,819	$744,350	$173,312
Cost of investments in Affiliates	$0	$0	$0	$0
Cost of foreign currency held	$0	$0	$0	$0
Cost or premiums of financial derivative instruments, net	$0	$0	$0	$0

* Includes repurchase agreements of:	$128	$0	$3,218	$0
^ Includes securities on loan of:	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

24	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2019

PIMCO Broad U.S. TIPS Index Exchange- Traded Fund	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund	PIMCO Active Bond Exchange- Traded Fund	PIMCO Enhanced Low Duration Active Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund	PIMCO Short Term Municipal Bond Active Exchange- Traded Fund

$50,253	$1,535,185	$787,103	$2,540,107	$446,413	$11,857,879	$303,053	$97,410
0	32,287	712	0	0	0	0	0

0	116	25	43	106	0	0	0
0	938	0	133	601	0	0	0
89	3,000	1,340	16,330	18	1,205	0	8
0	5,926	2,005	17,094	2,278	0	0	0
0	0	0	293	22	0	0	0
1,775	93	0	1,041	509	7,201	0	0
0	0	0	298,060	0	0	0	0
0	0	0	0	0	128,170	0	0
218	21,763	8,027	13,533	3,372	55,666	3,310	772
0	0	0	0	19	0	0	0
52,335	1,599,308	799,212	2,886,634	453,338	12,050,121	306,363	98,190

$0	$0	$0	$0	$45,287	$0	$0	$0

0	3	24	367	65	0	0	0
0	0	0	311	467	0	0	0
0	102,262	1,341	35,315	54,290	35,763	1,766	1,659
0	0	0	424,195	0	0	0	0
0	0	0	1,250	0	0	0	0
0	35,287	712	0	0	0	0	0
0	902	0	1,272	591	0	0	0
0	0	0	0	0	71,222	0	0
8	625	115	991	123	3,184	81	26
0	5	2	8	1	39	1	0
8	139,084	2,194	463,709	100,824	110,208	1,848	1,685

$52,327	$1,460,224	$797,018	$2,422,925	$352,514	$11,939,913	$304,515	$96,505

$53,072	$1,611,271	$776,695	$2,409,118	$353,780	$11,895,995	$293,326	$96,018
(745)	(151,047)	20,323	13,807	(1,266)	43,918	11,189	487

$52,327	$1,460,224	$797,018	$2,422,925	$352,514	$11,939,913	$304,515	$96,505

880	14,500	7,430	22,530	3,520	117,350	5,560	1,910

$59.46	$100.71	$107.27	$107.54	$100.15	$101.75	$54.77	$50.53

$50,310	$1,548,349	$762,559	$2,487,006	$443,800	$11,835,425	$288,176	$96,113
$0	$32,287	$712	$0	$0	$0	$0	$0
$0	$0	$0	$297	$24	$0	$0	$0
$0	$7,662	$(63)	$2,022	$(2,042)	$0	$0	$0

$0	$223,982	$12,308	$34,300	$895	$812	$1,942	$516
$0	$34,580	$698	$0	$0	$0	$0	$0

ANNUAL REPORT	JUNE 30, 2019	25

Statements of Operations

Year Ended June 30, 2019
(Amounts in thousands†)	PIMCO 1-3 Year U.S. Treasury Index Exchange- Traded Fund	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund	PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund

Investment Income:

Interest	$1,319	$5,082	$16,749	$5,365
Dividends	0	0	0	0
Securities lending income	0	0	0	0
Total Income	1,319	5,082	16,749	5,365

Expenses:

Management fees	97	258	1,605	405
Trustee fees	2	4	19	5
Interest expense	0	0	0	0
Miscellaneous expense	3	0	0	0
Total Expenses	102	262	1,624	410
Waiver and/or Reimbursement by PIMCO	(2)	0	0	0
Net Expenses	100	262	1,624	410

Net Investment Income (Loss)	1,219	4,820	15,125	4,955

Net Realized Gain (Loss):

Investments in securities	(349)	(3,425)	(4,391)	(1,302)
In-kind redemptions	(287)	(879)	(486)	(727)
Exchange-traded or centrally cleared financial derivative instruments	0	0	0	0
Over the counter financial derivative instruments	0	0	0	0
Short sales	0	0	0	0
Foreign currency	0	0	0	0

Net Realized Gain (Loss)	(636)	(4,304)	(4,877)	(2,029)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	1,515	26,764	13,921	1,698
Exchange-traded or centrally cleared financial derivative instruments	0	0	0	0
Over the counter financial derivative instruments	0	0	0	0
Short sales	0	0	0	0
Foreign currency assets and liabilities	0	0	0	0

Net Change in Unrealized Appreciation (Depreciation)	1,515	26,764	13,921	1,698

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,098	$27,280	$24,169	$4,624

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO ETF TRUST	See Accompanying Notes

PIMCO Broad U.S. TIPS Index Exchange- Traded Fund	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund	PIMCO Active Bond Exchange- Traded Fund	PIMCO Enhanced Low Duration Active Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund	PIMCO Short Term Municipal Bond Active Exchange- Traded Fund

$1,113	$80,642	$25,527	$85,630	$9,103	$345,945	$8,464	$1,815
0	0	0	1	10	0	0	0
0	819	5	0	0	0	0	0
1,113	81,461	25,532	85,631	9,113	345,945	8,464	1,815

106	8,566	1,413	11,334	1,109	39,437	991	280
1	37	17	48	5	260	6	2
0	217	27	3,682	954	1,182	2	0
2	0	0	6	12	0	0	0
109	8,820	1,457	15,070	2,080	40,879	999	282
(1)	0	0	0	(174)	0	0	0
108	8,820	1,457	15,070	1,906	40,879	999	282

1,005	72,641	24,075	70,561	7,207	305,066	7,465	1,533

(180)	(21,368)	(6,601)	6,415	1,984	3,414	318	(80)
101	(3,693)	(4,420)	0	0	0	0	0
0	6,770	1,527	9,064	(2,240)	0	0	0
0	3,746	0	1,171	1,400	0	0	0
0	0	0	(47)	(21)	0	0	0
0	0	0	(11)	(58)	0	0	0

(79)	(14,545)	(9,494)	16,592	1,065	3,414	318	(80)

1,562	20,921	51,160	74,484	4,030	9,848	9,995	1,174
0	2,273	523	3,018	(3,129)	0	0	0
0	1,209	0	162	194	0	0	0
0	0	0	0	(11)	0	0	0
0	0	(2)	3	0	0	0	0

1,562	24,403	51,681	77,667	1,084	9,848	9,995	1,174

$2,488	$82,499	$66,262	$164,820	$9,356	$318,328	$17,778	$2,627

ANNUAL REPORT	JUNE 30, 2019	27

Statements of Changes in Net Assets

	PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund		PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

(Amounts in thousands†)	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$1,219	$1,151	$4,820	$4,584
Net realized gain (loss)	(636)	(670)	(4,304)	(4,308)
Net change in unrealized appreciation (depreciation)	1,515	(520)	26,764	522

Net Increase (Decrease) in Net Assets Resulting from Operations	2,098	(39)	27,280	798

Distributions to Shareholders:

From net investment income and/or net realized capital gains*	(1,260)	(1,134)	(4,651)	(4,645)
Tax basis return of capital	0	0	0	0

Total Distributions(a)	(1,260)	(1,134)	(4,651)	(4,645)

Fund Share Transactions:

Receipts for shares sold	2,513	30,158	100,956	51,744
Cost of shares redeemed	(39,971)	(60,556)	(22,298)	(50,552)
Net increase (decrease) resulting from Fund share transactions	(37,458)	(30,398)	78,658	1,192

Total Increase (Decrease) in Net Assets	(36,620)	(31,571)	101,287	(2,655)

Net Assets:

Beginning of year	87,616	119,187	164,028	166,683
End of year	$50,996	$87,616	$265,315	$164,028

Shares of Beneficial Interest:

Shares sold	50	600	850	450
Shares redeemed	(800)	(1,200)	(200)	(450)
Net increase (decrease) in shares outstanding	(750)	(600)	650	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

28	PIMCO ETF TRUST	See Accompanying Notes

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund		PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund		PIMCO Broad U.S. TIPS Index Exchange-Traded Fund		PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund		PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018

$15,125	$19,948	$4,955	$7,066	$1,005	$1,291	$72,641	$74,891	$24,075	$26,676
(4,877)	(4,235)	(2,029)	(982)	(79)	(239)	(14,545)	20,566	(9,494)	(513)
13,921	(5,959)	1,698	7,342	1,562	287	24,403	(45,229)	51,681	(38,683)

24,169	9,754	4,624	13,426	2,488	1,339	82,499	50,228	66,262	(12,520)

(11,921)	(17,826)	(4,419)	(6,527)	(738)	(1,240)	(76,687)	(80,322)	(24,777)	(27,152)
0	0	0	0	0	0	0	0	0	0

(11,921)	(17,826)	(4,419)	(6,527)	(738)	(1,240)	(76,687)	(80,322)	(24,777)	(27,152)

79,717	41,665	43,461	128,633	5,629	20,046	2,250,839	1,314,803	228,373	229,491
(170,191)	(343,074)	(119,508)	(29,779)	(5,747)	(40,314)	(2,462,591)	(1,442,696)	(228,924)	(171,194)
(90,474)	(301,409)	(76,047)	98,854	(118)	(20,268)	(211,752)	(127,893)	(551)	58,297

(78,226)	(309,481)	(75,842)	105,753	1,632	(20,169)	(205,940)	(157,987)	40,934	18,625

826,530	1,136,011	254,745	148,992	50,695	70,864	1,666,164	1,824,151	756,084	737,459
$748,304	$826,530	$178,903	$254,745	$52,327	$50,695	$1,460,224	$1,666,164	$797,018	$756,084

1,550	800	650	1,950	100	350	22,850	13,050	2,200	2,200
(3,300)	(6,600)	(1,850)	(450)	(100)	(700)	(25,000)	(14,350)	(2,300)	(1,700)
(1,750)	(5,800)	(1,200)	1,500	0	(350)	(2,150)	(1,300)	(100)	500

ANNUAL REPORT	JUNE 30, 2019	29

Statements of Changes in Net Assets (Cont.)

	PIMCO Active Bond Exchange-Traded Fund		PIMCO Enhanced Low Duration Active Exchange-Traded Fund

(Amounts in thousands†)	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$70,561	$64,089	$7,207	$3,412
Net realized gain (loss)	16,592	(35,474)	1,065	(113)
Net change in unrealized appreciation (depreciation)	77,667	(21,676)	1,084	(1,939)

Net Increase (Decrease) in Net Assets Resulting from Operations	164,820	6,939	9,356	1,360

Distributions to Shareholders:

From net investment income and/or net realized capital gains*	(73,021)	(61,891)	(7,088)	(3,376)
Tax basis return of capital	0	(5,271)	0	0

Total Distributions(a)	(73,021)	(67,162)	(7,088)	(3,376)

Fund Share Transactions:

Receipts for shares sold	511,170	201,594	192,864	73,439
Cost of shares redeemed	(252,176)	(108,896)	0	(7,988)
Net increase (decrease) resulting from Fund share transactions	258,994	92,698	192,864	65,451

Total Increase (Decrease) in Net Assets	350,793	32,475	195,132	63,435

Net Assets:

Beginning of year	2,072,132	2,039,657	157,382	93,947
End of year	$2,422,925	$2,072,132	$352,514	$157,382

Shares of Beneficial Interest:

Shares sold	4,900	1,900	1,940	730
Shares redeemed	(2,450)	(1,050)	0	(80)
Net increase (decrease) in shares outstanding	2,450	850	1,940	650

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

30	PIMCO ETF TRUST	See Accompanying Notes

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund		PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund		PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018

$305,066	$155,560	$7,465	$6,579	$1,533	$1,031
3,414	(4,843)	318	(445)	(80)	(221)
9,848	(13,066)	9,995	(2,970)	1,174	(268)

318,328	137,651	17,778	3,164	2,627	542

(297,054)	(149,394)	(7,507)	(6,575)	(1,504)	(1,009)
0	0	0	0	0	0

(297,054)	(149,394)	(7,507)	(6,575)	(1,504)	(1,009)

6,881,703	2,993,841	74,488	24,103	27,508	7,535
(4,373,204)	(767,903)	(55,553)	(5,300)	0	(5,020)
2,508,499	2,225,938	18,935	18,803	27,508	2,515

2,529,773	2,214,195	29,206	15,392	28,631	2,048

9,410,140	7,195,945	275,309	259,917	67,874	65,826
$11,939,913	$9,410,140	$304,515	$275,309	$96,505	$67,874

67,830	29,470	1,400	450	550	150
(43,120)	(7,560)	(1,050)	(100)	0	(100)
24,710	21,910	350	350	550	50

ANNUAL REPORT	JUNE 30, 2019	31

Statement of Cash Flows

Year Ended June 30, 2019
(Amounts in thousands†)	PIMCO Enhanced Low Duration Active Exchange- Traded Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$9,356

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(5,104,698)
Proceeds from sales of long-term securities	4,923,387
(Purchases) Proceeds from sales of short-term portfolio investments, net	(26,263)
(Increase) decrease in deposits with counterparty	(1,770)
(Increase) decrease in receivable for investments sold	24,140
(Increase) decrease in interest and/or dividends receivable	(1,877)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(5,399)
Proceeds from (Payments on) over the counter financial derivative instruments	1,536
(Increase) decrease in reimbursement receivable from PIMCO	(9)
Increase (decrease) in payable for investments purchased	51,100
Increase (decrease) in deposits from counterparty	591
Increase (decrease) in accrued management fees	64
Proceeds from (Payments on) short sales transactions, net	(7,733)
Proceeds from (Payments on) foreign currency transactions	(58)
Increase (decrease) in other liabilities	1
Net Realized (Gain) Loss
Investments in securities	(1,984)
Exchange-traded or centrally cleared financial derivative instruments	2,240
Over the counter financial derivative instruments	(1,400)
Short sales	21
Foreign currency	58
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(4,030)
Exchange-traded or centrally cleared financial derivative instruments	3,129
Over the counter financial derivative instruments	(194)
Short sales	11
Net amortization (accretion) on investments	455

Net Cash Provided by (Used for) Operating Activities	(139,326)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	194,856
Increase (decrease) in overdraft due to custodian	(17,883)
Cash distributions paid	(7,088)
Proceeds from reverse repurchase agreements	325,380
Payments on reverse repurchase agreements	(280,093)
Proceeds from sale-buyback transactions	2,721,733
Payments on sale-buyback transactions	(2,797,557)

Net Cash Received from (Used for) Financing Activities	139,348

Net Increase (Decrease) in Cash and Foreign Currency	22

Cash and Foreign Currency:

Beginning of year	18
End of year	$40

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$856

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

32	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund

June 30, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.2%

U.S. TREASURY OBLIGATIONS 98.9%

U.S. Treasury Notes
1.375% due 09/15/2020	$1,705	$1,695
1.500% due 07/15/2020	2,015	2,006
1.500% due 08/15/2020	1,705	1,697
1.625% due 10/15/2020	1,885	1,879
1.750% due 11/30/2021	1,330	1,330
1.750% due 05/15/2022	2,250	2,251
1.750% due 06/15/2022	1,000	1,001
1.875% due 12/15/2020	2,380	2,381
2.000% due 01/15/2021	2,355	2,361
2.000% due 11/15/2021	2,270	2,285
2.000% due 02/15/2022	2,170	2,185
2.125% due 08/15/2021	2,175	2,191

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.250% due 04/15/2022	$1,950	$1,977
2.375% due 03/15/2021	1,790	1,807
2.375% due 04/15/2021	2,115	2,136
2.375% due 03/15/2022	1,485	1,511
2.500% due 01/15/2022	1,790	1,824
2.625% due 08/15/2020	1,960	1,976
2.625% due 11/15/2020	2,370	2,394
2.625% due 06/15/2021	2,000	2,033
2.625% due 07/15/2021	1,775	1,806
2.625% due 12/15/2021	865	884
2.750% due 09/15/2021	1,625	1,661
2.875% due 10/15/2021	1,820	1,866
3.125% due 05/15/2021	2,655	2,720
3.625% due 02/15/2021	2,525	2,598

Total U.S. Treasury Obligations (Cost $49,951)		50,455

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (a) 0.3%
$128

Total Short-Term Instruments (Cost $128)	128

Total Investments in Securities (Cost $50,079)	50,583

Total Investments 99.2% (Cost $50,079)	$50,583

Other Assets and Liabilities, net 0.8%	413

Net Assets 100.0%	$50,996

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	06/28/2019	07/01/2019	$128	U.S. Treasury Notes 2.375% due 03/15/2022	$(133)	$128	$128

Total Repurchase Agreements						$(133)	$128	$128

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$128	$0	$0	$0	$128	$(133)	$(5)

Total Borrowings and Other Financing Transactions	$128	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$50,455	$0	$50,455
Short-Term Instruments
Repurchase Agreements	0	128	0	128

Total Investments	$0	$50,583	$0	$50,583

There were no significant transfers into or out of Level 3 during the period ended June 30, 2019.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	33

Schedule of Investments PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

June 30, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.5%

U.S. TREASURY OBLIGATIONS 99.5%

U.S. Treasury STRIPS (a)
0.000% due 08/15/2044	$26,709	$14,010
0.000% due 11/15/2044	27,076	14,107
0.000% due 02/15/2045	26,829	13,861
0.000% due 05/15/2045	26,603	13,685
0.000% due 08/15/2045	26,830	13,689
0.000% due 11/15/2045	27,033	13,721
0.000% due 02/15/2046	26,846	13,492
0.000% due 05/15/2046	26,625	13,291
0.000% due 08/15/2046	26,995	13,402
0.000% due 11/15/2046	26,684	13,173
0.000% due 02/15/2047	26,888	13,210
0.000% due 05/15/2047	26,952	13,110
0.000% due 08/15/2047	26,701	12,878
0.000% due 11/15/2047	26,828	12,855

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 02/15/2048	$26,963	$12,835
0.000% due 05/15/2048	26,799	12,677
0.000% due 08/15/2048	26,870	12,640
0.000% due 11/15/2048	26,680	12,495
0.000% due 02/15/2049	26,992	12,560
0.000% due 05/15/2049	26,600	12,335

Total U.S. Treasury Obligations (Cost $250,819)		264,026

Total Investments in Securities (Cost $250,819)		264,026

Total Investments 99.5% (Cost $250,819)		$264,026

Other Assets and Liabilities, net 0.5%		1,289

Net Assets 100.0%		$265,315

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon security.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$264,026	$0	$264,026

There were no significant transfers into or out of Level 3 during the period ended June 30, 2019.

34	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

June 30, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.5%

U.S. TREASURY OBLIGATIONS 99.1%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 04/15/2021	$59,368	$58,825
0.125% due 01/15/2022	59,390	59,029
0.125% due 04/15/2022	71,393	70,846
0.125% due 07/15/2022	58,714	58,552
0.125% due 01/15/2023	68,900	68,530
0.375% due 07/15/2023	68,624	69,202
0.500% due 04/15/2024	50,236	50,876
0.625% due 07/15/2021	65,671	66,090
0.625% due 04/15/2023	63,667	64,431
0.625% due 01/15/2024	58,573	59,611
1.125% due 01/15/2021	76,211	76,816
1.250% due 07/15/2020	38,445	38,700

Total U.S. Treasury Obligations (Cost $741,132)		741,508

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (b) 0.4%
$3,218

Total Short-Term Instruments (Cost $3,218)	3,218

Total Investments in Securities (Cost $744,350)	744,726

Total Investments 99.5% (Cost $744,350)	$744,726

Other Assets and Liabilities, net 0.5%	3,578

Net Assets 100.0%	$748,304

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	06/28/2019	07/01/2019	$3,218	U.S. Treasury Notes 2.375% due 03/15/2022	$(3,283)	$3,218	$3,219

Total Repurchase Agreements						$(3,283)	$3,218	$3,219

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$3,219	$0	$0	$0	$3,219	$(3,283)	$(64)

Total Borrowings and Other Financing Transactions	$3,219	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$741,508	$0	$741,508
Short-Term Instruments
Repurchase Agreements	0	3,218	0	3,218

Total Investments	$0	$744,726	$0	$744,726

There were no significant transfers into or out of Level 3 during the period ended June 30, 2019.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	35

Schedule of Investments PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

June 30, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.3%

U.S. TREASURY OBLIGATIONS 99.3%

U.S. Treasury Inflation Protected Securities (a)
0.625% due 02/15/2043	$19,076	$18,510
0.750% due 02/15/2042	19,823	19,918
0.750% due 02/15/2045	18,651	18,478
0.875% due 02/15/2047	14,669	14,968
1.000% due 02/15/2046	16,634	17,454
1.000% due 02/15/2048	14,898	15,693
1.000% due 02/15/2049	6,223	6,590
1.375% due 02/15/2044	19,088	21,691
2.125% due 02/15/2040	13,590	17,414
2.125% due 02/15/2041	20,882	26,925

Total U.S. Treasury Obligations (Cost $173,312)		177,641

Total Investments in Securities (Cost $173,312)		177,641

Total Investments 99.3% (Cost $173,312)		$177,641

Other Assets and Liabilities, net 0.7%		1,262

Net Assets 100.0%		$178,903

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$177,641	$0	$177,641

There were no significant transfers into or out of Level 3 during the period ended June 30, 2019.

36	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

June 30, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 96.0%

U.S. TREASURY OBLIGATIONS 96.0%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 01/15/2022	$3,725	$3,703
0.125% due 07/15/2022	2,913	2,905
0.125% due 01/15/2023	2,720	2,705
0.125% due 07/15/2026	1,247	1,239
0.375% due 07/15/2025	3,137	3,173
0.375% due 01/15/2027	2,522	2,540
0.500% due 01/15/2028	414	421
0.625% due 01/15/2024	4,522	4,603
0.750% due 07/15/2028	903	941
0.750% due 02/15/2042	2,631	2,644
0.875% due 02/15/2047	704	718
1.000% due 02/15/2046	769	807
1.000% due 02/15/2048	499	526
1.000% due 02/15/2049	624	661

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.125% due 01/15/2021	$3,397	$3,425
1.375% due 02/15/2044	2,113	2,401
1.750% due 01/15/2028	3,493	3,918
2.000% due 01/15/2026	3,039	3,383
2.125% due 02/15/2040	651	835
2.375% due 01/15/2025	3,352	3,747
2.500% due 01/15/2029	2,938	3,537
3.375% due 04/15/2032	1,036	1,421

Total U.S. Treasury Obligations (Cost $50,310)		50,253

Total Investments in Securities (Cost $50,310)		50,253

Total Investments 96.0% (Cost $50,310)		$50,253

Other Assets and Liabilities, net 4.0%		2,074

Net Assets 100.0%		$52,327

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$50,253	$0	$50,253

There were no significant transfers into or out of Level 3 during the period ended June 30, 2019.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	37

Schedule of Investments PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 105.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%

iHeartCommunications, Inc.
6.579% (LIBOR03M + 4.000%) due 05/01/2026 ~	$6,971	$6,988

Total Loan Participations and Assignments (Cost $7,993)		6,988

CORPORATE BONDS & NOTES 89.0%

BANKING & FINANCE 11.0%

AGFC Capital Trust
4.347% (US0003M + 1.750%) due 01/15/2067 ~	1,400	840

Alliant Holdings Intermediate LLC
8.250% due 08/01/2023	5,723	5,893

Ally Financial, Inc.
3.750% due 11/18/2019	6,167	6,183
3.875% due 05/21/2024	800	821
4.125% due 03/30/2020	3,004	3,041
4.125% due 02/13/2022	6,581	6,762
4.250% due 04/15/2021	7,094	7,271
8.000% due 03/15/2020	4,818	4,993

Ardonagh Midco PLC
8.625% due 07/15/2023	4,086	3,861

CBL & Associates LP
5.250% due 12/01/2023 (g)	1,585	1,149

CIT Group, Inc.
4.750% due 02/16/2024	3,534	3,759
5.000% due 08/15/2022	10,808	11,456
5.000% due 08/01/2023	2,479	2,656

CoreCivic, Inc.
5.000% due 10/15/2022	4,933	4,927

CyrusOne LP
5.000% due 03/15/2024	1,965	2,024

Equinix, Inc.
5.375% due 01/01/2022	5,449	5,606

Fortress Transportation & Infrastructure Investors LLC
6.750% due 03/15/2022	2,096	2,182

Freedom Mortgage Corp.
10.750% due 04/01/2024	1,000	935

Genworth Holdings, Inc.
4.900% due 08/15/2023	1,981	1,714
7.625% due 09/24/2021	979	964

Geo Group, Inc.
5.125% due 04/01/2023	2,075	1,867

GLP Capital LP
4.375% due 04/15/2021	300	306

Icahn Enterprises LP
6.250% due 02/01/2022	565	582

Iron Mountain, Inc.
4.375% due 06/01/2021	3,120	3,159

iStar, Inc.
5.250% due 09/15/2022	3,995	4,100
6.000% due 04/01/2022	4,292	4,410

KCA Deutag UK Finance PLC
7.250% due 05/15/2021	1,889	1,431
9.875% due 04/01/2022	2,300	1,708

Kennedy-Wilson, Inc.
5.875% due 04/01/2024	3,061	3,138

LoanCore Capital Markets LLC
6.875% due 06/01/2020	2,386	2,376

MGIC Investment Corp.
5.750% due 08/15/2023	2,614	2,846

MGM Growth Properties Operating Partnership LP
5.625% due 05/01/2024	1,765	1,908

Nationstar Mortgage Holdings, Inc.
8.125% due 07/15/2023	5,421	5,543

Navient Corp.
5.000% due 10/26/2020	2,441	2,496
5.500% due 01/25/2023	3,854	3,974
6.500% due 06/15/2022	1,923	2,047
6.625% due 07/26/2021	2,719	2,886

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.250% due 01/25/2022	$500	$541
8.000% due 03/25/2020	1,544	1,602

Royal Bank of Scotland Group PLC
7.648% due 09/30/2031 •(e)	498	651

SBA Communications Corp.
4.000% due 10/01/2022	10,015	10,203

Springleaf Finance Corp.
5.625% due 03/15/2023	1,823	1,941
6.125% due 05/15/2022	5,502	5,928
6.125% due 03/15/2024	1,923	2,072
7.750% due 10/01/2021	4,646	5,099
8.250% due 12/15/2020	2,257	2,429

Starwood Property Trust, Inc.
5.000% due 12/15/2021	5,123	5,277

Stearns Holdings LLC
9.375% due 08/15/2020	2,946	2,813

VEREIT Operating Partnership LP
4.125% due 06/01/2021	100	103

Voya Financial, Inc.
5.650% due 05/15/2053 •	300	312

		160,785

INDUSTRIALS 70.3%

24 Hour Fitness Worldwide, Inc.
8.000% due 06/01/2022 (g)	6,480	6,415

Acadia Healthcare Co., Inc.
5.625% due 02/15/2023	3,610	3,687

Actuant Corp.
5.625% due 06/15/2022	1,000	1,013

ADT Security Corp.
3.500% due 07/15/2022	5,193	5,199
5.250% due 03/15/2020	2,572	2,623
6.250% due 10/15/2021	9,767	10,377

Alberta ULC (14.000% Cash or 14.000% PIK)
14.000% due 02/13/2020 ^«(a)(b)	672	7

Aleris International, Inc.
10.750% due 07/15/2023	2,536	2,653

Algeco Global Finance PLC
8.000% due 02/15/2023	6,846	6,957

Allegheny Technologies, Inc.
5.950% due 01/15/2021	6,255	6,458
7.875% due 08/15/2023	1,300	1,398

Altice Financing S.A.
6.625% due 02/15/2023	8,852	9,095

Altice Luxembourg S.A.
7.750% due 05/15/2022	2,148	2,188

American Airlines Group, Inc.
5.000% due 06/01/2022	2,490	2,569
5.500% due 10/01/2019	6,213	6,272

Anixter, Inc.
5.125% due 10/01/2021	5,458	5,683

Antero Resources Corp.
5.125% due 12/01/2022	1,000	964
5.375% due 11/01/2021	7,052	6,990
5.625% due 06/01/2023	2,898	2,811

APX Group, Inc.
8.750% due 12/01/2020	2,513	2,394

Arconic, Inc.
5.400% due 04/15/2021	7,660	7,943
6.150% due 08/15/2020	5,019	5,196

ARD Finance S.A. (7.125% Cash or 7.875% PIK)
7.125% due 09/15/2023 (a)	6,895	7,085

Ardagh Packaging Finance PLC
4.250% due 09/15/2022	4,702	4,761
4.625% due 05/15/2023	3,542	3,608

Ascent Resources Utica Holdings LLC
10.000% due 04/01/2022	7,883	8,385

Ashland LLC
4.750% due 08/15/2022	5,433	5,698

Avon International Operations, Inc.
7.875% due 08/15/2022	250	261

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Avon Products, Inc.
6.600% due 03/15/2020	$5,882	$6,047
7.000% due 03/15/2023	3,288	3,362

B&G Foods, Inc.
4.625% due 06/01/2021	5,224	5,250

B.C. Unlimited Liability Co.
4.250% due 05/15/2024	6,910	7,005
4.625% due 01/15/2022	11,753	11,782

Ball Corp.
4.000% due 11/15/2023	800	829
4.375% due 12/15/2020	5,383	5,515

Barminco Finance Pty. Ltd.
6.625% due 05/15/2022	3,623	3,743

Bausch Health Cos., Inc.
5.500% due 03/01/2023	2,089	2,114
5.875% due 05/15/2023	2,142	2,175
6.500% due 03/15/2022	600	623

Baytex Energy Corp.
5.125% due 06/01/2021	5,410	5,424

Bombardier, Inc.
6.125% due 01/15/2023	5,711	5,804
8.750% due 12/01/2021	8,354	9,137

Brookfield Residential Properties, Inc.
6.500% due 12/15/2020	2,032	2,037

Bruin E&P Partners LLC
8.875% due 08/01/2023	4,105	3,469

BWAY Holding Co.
5.500% due 04/15/2024	2,460	2,471

Cablevision Systems Corp.
5.875% due 09/15/2022	2,868	3,044
8.000% due 04/15/2020	3,414	3,535

California Resources Corp.
8.000% due 12/15/2022 (g)	1,612	1,223

Calumet Specialty Products Partners LP
6.500% due 04/15/2021	7,215	7,215

Carrizo Oil & Gas, Inc.
6.250% due 04/15/2023 (g)	685	664

Carvana Co.
8.875% due 10/01/2023	1,245	1,264

CCO Holdings LLC
5.250% due 03/15/2021	3,926	3,946

CDW LLC
5.000% due 09/01/2023	4,459	4,559

Centene Corp.
4.750% due 05/15/2022	5,811	5,956
5.625% due 02/15/2021	3,984	4,064

CF Industries, Inc.
3.450% due 06/01/2023	1,995	2,007
7.125% due 05/01/2020	4,294	4,450

Chesapeake Energy Corp.
4.875% due 04/15/2022 (g)	3,790	3,600
5.750% due 03/15/2023	985	928
6.625% due 08/15/2020	1,294	1,310
8.000% due 03/15/2026	482	440

CITGO Holding, Inc.
10.750% due 02/15/2020	3,968	4,117

Clean Harbors, Inc.
5.125% due 06/01/2021	2,740	2,747

Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022	1,000	1,023

Clearwater Paper Corp.
4.500% due 02/01/2023	2,344	2,239

CNX Resources Corp.
5.875% due 04/15/2022	4,563	4,449

Cogent Communications Group, Inc.
5.375% due 03/01/2022	3,859	4,013

CommScope, Inc.
5.000% due 06/15/2021	6,876	6,885
5.500% due 03/01/2024	2,990	3,083

Community Health Systems, Inc.
6.250% due 03/31/2023	10,672	10,312
6.875% due 02/01/2022	6,706	4,560
9.875% due 06/30/2023 Þ	4,273	3,497

38	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Consolidated Communications, Inc.
6.500% due 10/01/2022	$1,489	$1,395

Continental Resources, Inc.
4.500% due 04/15/2023	326	343
5.000% due 09/15/2022	480	484

CPG Merger Sub LLC
8.000% due 10/01/2021	8,235	8,389

Crown Americas LLC
4.500% due 01/15/2023	4,362	4,553

CSC Holdings LLC
6.750% due 11/15/2021	6,051	6,490

DAE Funding LLC
4.500% due 08/01/2022	100	102

DCP Midstream Operating LP
3.875% due 03/15/2023	4,799	4,847
5.350% due 03/15/2020	2,583	2,625
5.850% due 05/21/2043 •	750	707

Dell International LLC
5.875% due 06/15/2021	10,263	10,437

Dell, Inc.
4.625% due 04/01/2021	3,900	4,022

Denbury Resources, Inc.
7.750% due 02/15/2024	1,000	835
9.000% due 05/15/2021	7,215	7,143

Diamond Resorts International, Inc.
7.750% due 09/01/2023	200	207

DISH DBS Corp.
5.125% due 05/01/2020	5,057	5,095
5.875% due 07/15/2022	8,381	8,538
6.750% due 06/01/2021	5,045	5,310
7.875% due 09/01/2019	2,766	2,783

DKT Finance ApS
9.375% due 06/17/2023	1,095	1,189

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021	1,696	1,718

DynCorp International, Inc. (10.375% Cash and 1.500% PIK)
11.875% due 11/30/2020 (a)	933	947

Edgewell Personal Care Co.
4.700% due 05/19/2021	3,534	3,609

Eldorado Resorts, Inc.
7.000% due 08/01/2023	4,818	5,047

EMC Corp.
2.650% due 06/01/2020	3,094	3,077
3.375% due 06/01/2023	6,665	6,633

Endo Dac
6.000% due 07/15/2023	5,739	4,161

Energy Transfer Operating LP
6.250% due 02/15/2023 •(e)	1,245	1,160

Ensco Rowan plc
8.000% due 01/31/2024	1,376	1,173

Ensign Drilling, Inc.
9.250% due 04/15/2024	2,380	2,350

Ferrellgas LP
6.750% due 01/15/2022 (g)	5,526	4,918

Fiat Chrysler Automobiles NV
4.500% due 04/15/2020	5,160	5,237
5.250% due 04/15/2023	5,619	5,949

First Data Corp.
5.375% due 08/15/2023	10,933	11,143

FMG Resources Pty. Ltd.
4.750% due 05/15/2022	3,782	3,922

Freeport-McMoRan, Inc.
3.550% due 03/01/2022	5,977	5,999
3.875% due 03/15/2023	9,041	9,064
4.000% due 11/14/2021	1,000	1,021

Fresenius Medical Care U.S. Finance, Inc.
5.625% due 07/31/2019	10	10

GameStop Corp.
6.750% due 03/15/2021 (g)	2,634	2,588

Gates Global LLC
6.000% due 07/15/2022	8,044	8,059

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GFL Environmental, Inc.
5.625% due 05/01/2022	$3,456	$3,499

Global Partners LP
6.250% due 07/15/2022	3,555	3,608

Global Ship Lease, Inc.
9.875% due 11/15/2022	591	594

goeasy Ltd.
7.875% due 11/01/2022	3,296	3,461

Great Lakes Dredge & Dock Corp.
8.000% due 05/15/2022	1,000	1,061

Griffon Corp.
5.250% due 03/01/2022	8,268	8,273

Grinding Media, Inc.
7.375% due 12/15/2023	2,071	1,993

Hanesbrands, Inc.
4.625% due 05/15/2024	2,930	3,057

Harland Clarke Holdings Corp.
8.375% due 08/15/2022	2,500	2,134

Harvest Operations Corp.
2.330% due 04/14/2021	10	10

HCA Healthcare, Inc.
6.250% due 02/15/2021	6,766	7,104

HCA, Inc.
5.875% due 03/15/2022	342	374
7.500% due 02/15/2022	5,739	6,342

Herc Rentals, Inc.
7.500% due 06/01/2022	2,526	2,624

Hertz Corp.
5.875% due 10/15/2020	4,132	4,139
7.625% due 06/01/2022	6,791	7,063

HudBay Minerals, Inc.
7.250% due 01/15/2023	3,803	3,931

iHeartCommunications, Inc.
6.375% due 05/01/2026	1,483	1,582
8.375% due 05/01/2027	2,188	2,303

Infor U.S., Inc.
6.500% due 05/15/2022	14,537	14,847

Informatica LLC
7.125% due 07/15/2023	3,344	3,411

Inmarsat Finance PLC
4.875% due 05/15/2022	1,143	1,156

Intelsat Connect Finance S.A.
9.500% due 02/15/2023	5,650	5,028

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023	5,159	4,733
9.500% due 09/30/2022	3,611	4,231

International Game Technology PLC
6.250% due 02/15/2022	9,654	10,245

INVISTA Finance LLC
4.250% due 10/15/2019	1,907	1,927

IQVIA, Inc.
4.875% due 05/15/2023	6,126	6,294

Jaguar Holding Co.
6.375% due 08/01/2023	5,433	5,637

JC Penney Corp., Inc.
5.650% due 06/01/2020 (g)	24	22

KB Home
7.000% due 12/15/2021	4,089	4,404
7.500% due 09/15/2022	2,303	2,576
8.000% due 03/15/2020	1,211	1,254

KGA Escrow LLC
7.500% due 08/15/2023	1,932	2,009

Kinetic Concepts, Inc.
7.875% due 02/15/2021	1,534	1,575
12.500% due 11/01/2021	1,000	1,104

Kronos Acquisition Holdings, Inc.
9.000% due 08/15/2023	2,833	2,498

L Brands, Inc.
5.625% due 02/15/2022	5,749	6,030
5.625% due 10/15/2023	2,490	2,595
6.625% due 04/01/2021	4,862	5,159

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lennar Corp.
4.500% due 11/15/2019	$786	$791
4.750% due 04/01/2021	742	763
4.750% due 11/15/2022	535	562
6.250% due 12/15/2021	478	506
6.625% due 05/01/2020	250	258

Lightstream Resources Ltd.
8.625% due 02/01/2020 ^«(b)	3,575	81

LKQ Corp.
4.750% due 05/15/2023	2,746	2,787

Mallinckrodt International Finance S.A.
4.875% due 04/15/2020	3,298	3,195
5.750% due 08/01/2022 (g)	2,216	1,917

Masonite International Corp.
5.625% due 03/15/2023	6,639	6,863

MEG Energy Corp.
6.375% due 01/30/2023	6,016	5,753

MGM Resorts International
5.250% due 03/31/2020	2,745	2,796
6.625% due 12/15/2021	5,723	6,195
6.750% due 10/01/2020	4,716	4,940
7.750% due 03/15/2022	4,244	4,743

Midas Intermediate Holdco LLC
7.875% due 10/01/2022	1,500	1,432

Murphy Oil Corp.
4.000% due 06/01/2022	1,000	1,008
4.200% due 12/01/2022	3,689	3,740

Murphy Oil USA, Inc.
6.000% due 08/15/2023	1,781	1,837

Murray Energy Corp.
11.250% due 04/15/2021	3,160	1,011

Nabors Industries, Inc.
4.625% due 09/15/2021	4,884	4,786
5.000% due 09/15/2020	1,013	1,020
5.500% due 01/15/2023	2,379	2,236

National CineMedia LLC
6.000% due 04/15/2022	3,718	3,764

Navios Maritime Holdings, Inc.
7.375% due 01/15/2022	6,642	4,533

NCL Corp. Ltd.
4.750% due 12/15/2021	491	499

NCR Corp.
5.000% due 07/15/2022	6,193	6,276
5.875% due 12/15/2021	1,095	1,113

NESCO LLC
6.875% due 02/15/2021 (g)	1,173	1,155

Netflix, Inc.
5.500% due 02/15/2022	5,774	6,092

Newfield Exploration Co.
5.750% due 01/30/2022	1,056	1,131

Nielsen Finance LLC
5.000% due 04/15/2022	12,283	12,329

Nine Energy Service, Inc.
8.750% due 11/01/2023	5,890	5,772

Nokia Oyj
3.375% due 06/12/2022	3,269	3,310

Northwest Acquisitions ULC
7.125% due 11/01/2022	3,690	2,555

NuStar Logistics LP
4.800% due 09/01/2020	677	691

NXP BV
3.875% due 09/01/2022	395	407

Oasis Petroleum, Inc.
6.875% due 03/15/2022	487	485

Open Text Corp.
5.625% due 01/15/2023	8,723	9,006

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022	9,884	9,489

Owens-Brockway Glass Container, Inc.
5.000% due 01/15/2022	2,696	2,774

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022	4,518	4,781

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	39

Schedule of Investments PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Party City Holdings, Inc.
6.125% due 08/15/2023 (g)	$4,663	$4,710

PetSmart, Inc.
7.125% due 03/15/2023	6,496	6,122

Polaris Intermediate Corp. (8.500% Cash or 8.500% PIK)
8.500% due 12/01/2022 (a)	1,675	1,487

PolyOne Corp.
5.250% due 03/15/2023	2,930	3,106

Precision Drilling Corp.
6.500% due 12/15/2021	16	16
7.750% due 12/15/2023	1,868	1,914

Prestige Brands, Inc.
5.375% due 12/15/2021	2,683	2,706

QEP Resources, Inc.
5.375% due 10/01/2022	4,979	4,861

QVC, Inc.
4.850% due 04/01/2024	2,930	3,032

Radiate Holdco LLC
6.875% due 02/15/2023	2,357	2,369

Range Resources Corp.
5.000% due 08/15/2022	7,087	6,786

Revlon Consumer Products Corp.
5.750% due 02/15/2021 (g)	3,211	2,890

Reynolds Group Issuer, Inc.
5.125% due 07/15/2023	5,394	5,509
5.750% due 10/15/2020	8,714	8,747

Rite Aid Corp.
6.125% due 04/01/2023	2,140	1,814

Riverbed Technology, Inc.
8.875% due 03/01/2023 (g)	1,914	1,287

Rivers Pittsburgh Borrower LP
6.125% due 08/15/2021	2,589	2,634

Rockpoint Gas Storage Canada Ltd.
7.000% due 03/31/2023	3,131	3,190

Rowan Cos., Inc.
4.750% due 01/15/2024	2,002	1,532
4.875% due 06/01/2022	6,141	5,680

RR Donnelley & Sons Co.
7.875% due 03/15/2021	70	72

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	10	10

Sable Permian Resources Land LLC
7.125% due 11/01/2020 (g)	3,143	314
13.000% due 11/30/2020	4,868	4,673

Sabre GLBL, Inc.
5.375% due 04/15/2023	7,088	7,283

Sanchez Energy Corp.
7.750% due 06/15/2021	2,029	112

Scientific Games International, Inc.
10.000% due 12/01/2022	5,446	5,732

Select Medical Corp.
6.375% due 06/01/2021	7,535	7,555

Sensata Technologies BV
4.875% due 10/15/2023	2,597	2,717

SESI LLC
7.125% due 12/15/2021	3,780	2,674

Sinclair Television Group, Inc.
5.375% due 04/01/2021	3,562	3,573
6.125% due 10/01/2022	2,925	2,980

Sirius XM Radio, Inc.
3.875% due 08/01/2022	156	157

Sophia LP
9.000% due 09/30/2023	1,734	1,797

Sotera Health Topco, Inc. (8.125% Cash or 8.875% PIK)
8.125% due 11/01/2021 (a)	3,938	3,938

Southwestern Energy Co.
4.100% due 03/15/2022	60	59

Standard Industries, Inc.
5.500% due 02/15/2023	4,444	4,577

Sunoco LP
4.875% due 01/15/2023	6,055	6,199

T-Mobile USA, Inc.
4.000% due 04/15/2022	3,739	3,832

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TEGNA, Inc.
5.125% due 10/15/2019	$1,159	$1,162

Teine Energy Ltd.
6.875% due 09/30/2022	2,608	2,667

Tenet Healthcare Corp.
4.375% due 10/01/2021	5,534	5,645
4.500% due 04/01/2021	6,273	6,391
4.750% due 06/01/2020	3,668	3,718
6.000% due 10/01/2020	6,570	6,800
6.750% due 06/15/2023	1,532	1,543
8.125% due 04/01/2022	4,592	4,839

THQ, Inc.
12.000% due 08/15/2021 ^«(b)	2,000	1,102

Toll Brothers Finance Corp.
5.875% due 02/15/2022	2,317	2,471

TPC Group, Inc.
8.750% due 12/15/2020	2,306	2,309

Transocean, Inc.
9.000% due 07/15/2023	9,924	10,606

TRI Pointe Group, Inc.
4.875% due 07/01/2021	1,195	1,225

Triumph Group, Inc.
4.875% due 04/01/2021	7,792	7,714

Unisys Corp.
10.750% due 04/15/2022	167	185

Unit Corp.
6.625% due 05/15/2021	3,671	3,331

United Continental Holdings, Inc.
4.250% due 10/01/2022	4,375	4,495

United Rentals North America, Inc.
4.625% due 07/15/2023	5,158	5,284

Univision Communications, Inc.
5.125% due 05/15/2023	4,505	4,426

VeriSign, Inc.
4.625% due 05/01/2023	4,503	4,588

Veritas US, Inc.
10.500% due 02/01/2024	2,891	2,493

Vertiv Intermediate Holding Corp. (12.000% Cash or 13.000% PIK)
12.000% due 02/15/2022 (a)	570	552

Videotron Ltd.
5.000% due 07/15/2022	4,444	4,672

Virgin Australia Holdings Ltd.
7.875% due 10/15/2021	1,095	1,126

Virgin Media Secured Finance PLC
5.250% due 01/15/2021	3,286	3,439

Watco Cos. LLC
6.375% due 04/01/2023	1,445	1,474

Weatherford International Ltd.
4.500% due 04/15/2022 ^(b)(g)	4,504	2,308
7.750% due 06/15/2021 ^(b)(g)	2,626	1,385

WEX, Inc.
4.750% due 02/01/2023	2,031	2,046

Whiting Petroleum Corp.
5.750% due 03/15/2021	487	488
6.250% due 04/01/2023	570	571

Williams Scotsman International, Inc.
6.875% due 08/15/2023	6,139	6,415

WPX Energy, Inc.
6.000% due 01/15/2022	3,827	3,985
8.250% due 08/01/2023	2,897	3,317

WR Grace & Co-Conn
5.125% due 10/01/2021	7,080	7,381

Wyndham Destinations, Inc.
4.250% due 03/01/2022	500	509

XPO Logistics, Inc.
6.125% due 09/01/2023	4,824	5,011
6.500% due 06/15/2022	10,254	10,485

Yum! Brands, Inc.
3.875% due 11/01/2020	4,632	4,667
3.875% due 11/01/2023	5,061	5,153

		1,025,779

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 7.7%

AES Corp.
4.000% due 03/15/2021	$6,121	$6,243

American Midstream Partners LP
9.500% due 12/15/2021	4,101	4,029

Blue Racer Midstream LLC
6.125% due 11/15/2022	7,926	8,075

Calpine Corp.
6.000% due 01/15/2022	3,298	3,327

CenturyLink, Inc.
5.625% due 04/01/2020	5,620	5,704
5.800% due 03/15/2022	9,777	10,241
6.450% due 06/15/2021	7,483	7,932
7.500% due 04/01/2024 (g)	4,062	4,504

Crestwood Midstream Partners LP
6.250% due 04/01/2023	1,000	1,025

Frontier Communications Corp.
10.500% due 09/15/2022	6,319	4,313

Genesis Energy LP
6.750% due 08/01/2022	585	592

Great Western Petroleum LLC
9.000% due 09/30/2021	3,582	2,928

NGPL PipeCo LLC
4.375% due 08/15/2022	5,098	5,276

PBF Holding Co. LLC
7.000% due 11/15/2023	1,000	1,043

PBF Logistics LP
6.875% due 05/15/2023	2,486	2,576

SemGroup Corp.
5.625% due 07/15/2022	5,765	5,712

Sprint Communications, Inc.
6.000% due 11/15/2022	2,788	2,913
7.000% due 03/01/2020	3,643	3,743
7.000% due 08/15/2020	2,945	3,059

Sprint Corp.
7.250% due 09/15/2021	4,288	4,567
7.875% due 09/15/2023	14,350	15,642

Tallgrass Energy Partners LP
4.750% due 10/01/2023	2,177	2,215

Targa Resources Partners LP
4.250% due 11/15/2023	5,037	5,053

Telecom Italia SpA
5.303% due 05/30/2024	1,665	1,730

		112,442

Total Corporate Bonds & Notes (Cost $1,309,800)		1,299,006

	SHARES
WARRANTS 0.2%

COMMUNICATION SERVICES 0.2%

iHeartMedia, Inc.	243,827	3,670

Total Warrants (Cost $5,035)		3,670

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 15.4%

REPURCHASE AGREEMENTS (h) 15.3%
		223,982

U.S. TREASURY BILLS 0.1%
2.104% due 07/23/2019 (c)(d)(j)	$1,541	1,539

Total Short-Term Instruments (Cost $225,521)		225,521

Total Investments in Securities (Cost $1,548,349)		1,535,185

40	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2019

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 2.2%

SHORT-TERM INSTRUMENTS 2.2%

MUTUAL FUNDS 2.2%

PIMCO Government Money Market Fund (f)(g)	32,286,679	$32,287

Total Short-Term Instruments (Cost $32,287)		32,287

Total Investments in Affiliates (Cost $32,287)		32,287

Total Investments 107.3% (Cost $1,580,636)		$1,567,472

Financial Derivative Instruments (i)(k) 0.1% (Cost or Premiums, net $7,662)		1,051

Other Assets and Liabilities, net (7.4)%		(108,299)

Net Assets 100.0%		$1,460,224

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Security is not accruing income as of the date of this report.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Institutional Class Shares of each Fund.
(g)

Securities with an aggregate market value of $34,580 were out on loan in exchange for $35,287 of cash collateral as of June 30, 2019. See Note 5, Securities Lending, in the Notes to Financial Statements for more information regarding securities on loan and cash collateral.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	06/28/2019	07/01/2019	$4,382	U.S. Treasury Notes 2.375% due 03/15/2022	$(4,472)	$4,382	$4,383
JPS	2.460	07/01/2019	07/02/2019	100,000	U.S. Treasury Notes 1.625% due 05/15/2026	(102,061)	100,000	100,007
	2.800	06/28/2019	07/01/2019	50,000	U.S. Treasury Notes 1.625% due 05/15/2026	(51,099)	50,000	50,012
MBC	2.680	06/28/2019	07/01/2019	69,600	U.S. Treasury Notes 1.750% due 12/31/2020	(71,859)	69,600	69,615

Total Repurchase Agreements						$(229,491)	$223,982	$224,017

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	41

Schedule of Investments PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$4,383	$0	$0	$0	$4,383	$(4,472)	$(89)
JPS	150,019	0	0	0	150,019	(153,160)	(3,141)
MBC	69,615	0	0	0	69,615	(71,859)	(2,244)

Master Securities Lending Agreement
BCY	0	0	0	20,991	20,991	(21,414)	(423)
GSC	0	0	0	9,372	9,372	(9,561)	(189)
RDR	0	0	0	1,973	1,973	(2,024)	(51)
SAL	0	0	0	2,244	2,244	(2,288)	(44)

Total Borrowings and Other Financing Transactions	$224,017	$0	$0	$34,580

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(3)
Corporate Bonds & Notes	$34,580	$0	$0	$0	$34,580

Total Borrowings	$34,580	$0	$0	$0	$34,580

Gross amount of recognized liabilities for reverse repurchase agreements and securities lending transactions					$34,580

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(3)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

The average amount of borrowings outstanding during the period ended June 30, 2019 was $(284) at a weighted average interest rate of (4.450)%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note September Futures	09/2019	402	$47,499	$524	$0	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note September Futures	09/2019	217	$(46,694)	$(335)	$9	$0
U.S. Treasury 10-Year Note September Futures	09/2019	53	(6,782)	(60)	0	(2)

				$(395)	$9	$(2)

Total Futures Contracts				$129	$9	$(2)

42	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2019

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-32 5-Year Index	5.000%	Quarterly	06/20/2024	$124,900	$7,933	$1,628	$9,561	$107	$(1)

Total Swap Agreements					$7,933	$1,628	$9,561	$107	$(1)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$9	$107	$116	$0	$ (2)	$ (1)	$ (3)

(j)

Securities with an aggregate market value of $1,539 and cash of $5,926 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Receive	iBoxx USD Liquid High Yield Index	N/A	2.387% (3-Month USD-LIBOR)	Maturity	09/20/2019	$1,000	$(6)	$51	$45	$0

GST	Receive	iBoxx USD Liquid High Yield Index	N/A	2.387% (3-Month USD-LIBOR)	Maturity	12/20/2019	16,400	(101)	304	203	0

JPM	Receive	iBoxx USD Liquid High Yield Index	N/A	2.387% (3-Month USD-LIBOR)	Maturity	12/20/2019	23,400	(135)	662	527	0

MYC	Receive	iBoxx USD Liquid High Yield Index	N/A	2.387% (3-Month USD-LIBOR)	Maturity	12/20/2019	5,100	(29)	192	163	0

Total Swap Agreements								$(271)	$1,209	$938	$0

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	43

Schedule of Investments PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure(2)
CBK	$0	$0	$45	$45	$0	$0	$0	$0	$45	$0	$45
GST	0	0	203	203	0	0	0	0	203	0	203
JPM	0	0	527	527	0	0	0	0	527	(590)	(63)
MYC	0	0	163	163	0	0	0	0	163	(310)	(147)

Total Over the Counter	$0	$0	$938	$938	$0	$0	$0	$0

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$9	$9
Swap Agreements	0	107	0	0	0	107

	$0	$107	$0	$0	$9	$116

Over the counter
Swap Agreements	$0	$0	$0	$0	$938	$938

	$0	$107	$0	$0	$947	$1,054

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2	$2
Swap Agreements	0	1	0	0	0	1

	$0	$1	$0	$0	$2	$3

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,863	$1,863
Swap Agreements	0	4,835	0	0	72	4,907

	$0	$4,835	$0	$0	$1,935	$6,770

Over the counter
Swap Agreements	$0	$3	$0	$0	$3,743	$3,746

	$0	$4,838	$0	$0	$5,678	$10,516

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$100	$100
Swap Agreements	0	2,173	0	0	0	2,173

	$0	$2,173	$0	$0	$100	$2,273

Over the counter
Swap Agreements	$0	$0	$0	$0	$1,209	$1,209

	$0	$2,173	$0	$0	$1,309	$3,482

44	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$6,988	$0	$6,988
Corporate Bonds & Notes
Banking & Finance	0	160,785	0	160,785
Industrials	0	1,024,589	1,190	1,025,779
Utilities	0	112,442	0	112,442
Warrants
Communication Services	0	3,670	0	3,670
Short-Term Instruments
Repurchase Agreements	0	223,982	0	223,982
U.S. Treasury Bills	0	1,539	0	1,539

	$0	$1,533,995	$1,190	$1,535,185

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	32,287	0	0	32,287

Total Investments	$32,287	$1,533,995	$1,190	$1,567,472

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$9	$107	$0	$116
Over the counter	0	938	0	938

	$9	$1,045	$0	$1,054

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(2)	$(1)	$0	$(3)

Total Financial Derivative Instruments	$7	$1,044	$0	$1,051

Totals	$32,294	$1,535,039	$1,190	$1,568,523

There were no significant transfers into or out of Level 3 during the period ended June 30, 2019.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	45

Schedule of Investments PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.7%

CORPORATE BONDS & NOTES 97.0%

BANKING & FINANCE 37.9%

AerCap Ireland Capital DAC
4.500% due 05/15/2021	$1,632	$1,683
4.625% due 10/30/2020	3,350	3,435

Aflac, Inc.
3.625% due 11/15/2024	4,450	4,711

AIG Global Funding
2.800% (US0003M + 0.480%) due 07/02/2020 ~	1,390	1,395

Air Lease Corp.
3.500% due 01/15/2022	2,027	2,076

American Express Co.
2.650% due 12/02/2022	300	303
4.050% due 12/03/2042	277	305

American Honda Finance Corp.
2.450% due 09/24/2020	1,708	1,712

American International Group, Inc.
3.750% due 07/10/2025	3,802	3,982
3.900% due 04/01/2026	540	565
4.500% due 07/16/2044	500	529

American Tower Corp.
3.125% due 01/15/2027	2,010	1,995
3.375% due 10/15/2026	1,192	1,213
3.500% due 01/31/2023	1,740	1,797
3.600% due 01/15/2028	940	957

Athene Global Funding
3.000% due 07/01/2022	1,420	1,437

Athene Holding Ltd.
4.125% due 01/12/2028	2,110	2,128

Aviation Capital Group LLC
6.750% due 04/06/2021	100	107
7.125% due 10/15/2020	100	106

AXA Equitable Holdings, Inc.
4.350% due 04/20/2028	973	1,024
5.000% due 04/20/2048	1,240	1,280

B3 S.A. - Brasil Bolsa Balcao
5.500% due 07/16/2020	800	824

Banco de Credito e Inversiones S.A.
3.500% due 10/12/2027	2,600	2,628

Banco do Brasil S.A.
6.000% due 01/22/2020	275	281

Banco Santander Mexico S.A.
4.125% due 11/09/2022	265	273

Bank of America Corp.
2.369% due 07/21/2021 •	2,523	2,520
3.419% due 12/20/2028 •	3,683	3,796
3.500% due 04/19/2026	2,543	2,664
4.000% due 04/01/2024	3,279	3,495
4.271% due 07/23/2029 •	2,545	2,780
7.750% due 05/14/2038	591	873

Bank of New York Mellon Corp.
3.000% due 02/24/2025	2,981	3,066

Barclays PLC
4.375% due 01/12/2026	5,030	5,216

Berkshire Hathaway Finance Corp.
5.750% due 01/15/2040	877	1,156

Berkshire Hathaway, Inc.
4.500% due 02/11/2043	750	873

BNP Paribas S.A.
4.400% due 08/14/2028	640	694
5.000% due 01/15/2021	4,671	4,861

Boston Properties LP
3.800% due 02/01/2024	655	687

BPCE S.A.
4.500% due 03/15/2025	530	559
4.625% due 09/12/2028	690	763
5.150% due 07/21/2024	195	211

Brighthouse Financial, Inc.
4.700% due 06/22/2047	920	769

Brookfield Finance, Inc.
4.850% due 03/29/2029	1,480	1,619

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Capital One Financial Corp.
4.750% due 07/15/2021	$2,799	$2,926

Cboe Global Markets, Inc.
3.650% due 01/12/2027	300	315

Charles Schwab Corp.
3.000% due 03/10/2025	250	256

China Cinda Finance Ltd.
4.250% due 04/23/2025	570	594

Chubb INA Holdings, Inc.
3.350% due 05/03/2026	4,343	4,555
4.350% due 11/03/2045	631	740

Citibank N.A.
3.650% due 01/23/2024	2,025	2,129

Citigroup, Inc.
2.700% due 03/30/2021	2,409	2,421
2.876% due 07/24/2023 •	1,330	1,347
3.400% due 05/01/2026	3,914	4,054
3.700% due 01/12/2026	3,200	3,370
4.000% due 08/05/2024	897	946
8.125% due 07/15/2039	84	134

Citizens Financial Group, Inc.
2.375% due 07/28/2021	100	100

CME Group, Inc.
3.000% due 09/15/2022	2,217	2,276
3.000% due 03/15/2025	300	311
3.750% due 06/15/2028	685	747
4.150% due 06/15/2048	740	830

Commonwealth Bank of Australia
2.750% due 03/10/2022	3,238	3,274

Cooperatieve Rabobank UA
3.875% due 02/08/2022	275	286
5.250% due 05/24/2041	3,066	3,934

Credit Suisse AG
3.000% due 10/29/2021	1,035	1,050

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023	2,799	2,904
4.875% due 05/15/2045	1,040	1,221

Crown Castle International Corp.
4.450% due 02/15/2026	1,441	1,555
5.250% due 01/15/2023	2,294	2,499

Deutsche Bank AG
3.567% (US0003M + 0.970%) due 07/13/2020 ~	1,620	1,610
4.100% due 01/13/2026	2,272	2,245

Discover Bank
4.650% due 09/13/2028	1,480	1,620

Duke Realty LP
3.875% due 10/15/2022	200	208
4.000% due 09/15/2028	890	952

EPR Properties
4.950% due 04/15/2028	1,020	1,098

Essex Portfolio LP
3.250% due 05/01/2023	2,166	2,207

Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028	755	796

First Republic Bank
4.375% due 08/01/2046	200	207

Five Corners Funding Trust
4.419% due 11/15/2023	5,449	5,842

Ford Motor Credit Co. LLC
3.336% due 03/18/2021	1,640	1,648
5.875% due 08/02/2021	3,177	3,350

GE Capital International Funding Co. Unlimited Co.
2.342% due 11/15/2020	4,225	4,205
4.418% due 11/15/2035	3,577	3,533

General Motors Financial Co., Inc.
3.700% due 11/24/2020	860	871
5.250% due 03/01/2026	2,066	2,218

GLP Capital LP
4.375% due 04/15/2021	1,193	1,217
4.875% due 11/01/2020	2,954	3,013
5.300% due 01/15/2029	1,088	1,177

Goldman Sachs Group, Inc.
2.875% due 02/25/2021	2,460	2,478

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 01/23/2025	$300	$310
3.581% (US0003M + 1.000%) due 07/24/2023 ~	1,770	1,774
4.750% due 10/21/2045	955	1,096
6.750% due 10/01/2037	3,797	4,976

Guardian Life Insurance Co. of America
4.850% due 01/24/2077	200	226

Harley-Davidson Financial Services, Inc.
2.550% due 06/09/2022	1,200	1,192

Healthcare Trust of America Holdings LP
2.950% due 07/01/2022	2,068	2,083

Hospitality Properties Trust
5.000% due 08/15/2022	499	523

HSBC Holdings PLC
2.650% due 01/05/2022	2,025	2,033
3.400% due 03/08/2021	2,020	2,051
3.900% due 05/25/2026	2,360	2,472
4.300% due 03/08/2026	2,261	2,430

Hutchison Whampoa International Ltd.
7.450% due 11/24/2033	1,328	1,937

John Deere Capital Corp.
2.800% due 03/06/2023	2,275	2,325
3.900% due 07/12/2021	225	233

JPMorgan Chase & Co.
2.550% due 03/01/2021	3,719	3,727
2.950% due 10/01/2026	5,080	5,173
3.625% due 05/13/2024	4,275	4,504
4.850% due 02/01/2044	2,201	2,622
5.400% due 01/06/2042	250	319

KeyCorp
2.900% due 09/15/2020	2,014	2,027

Kilroy Realty LP
3.800% due 01/15/2023	515	532

Kimco Realty Corp.
4.450% due 09/01/2047	795	832

Lazard Group LLC
3.750% due 02/13/2025	2,373	2,467

Liberty Mutual Group, Inc.
4.850% due 08/01/2044	880	966

Lloyds Bank PLC
5.800% due 01/13/2020	300	305

Lloyds Banking Group PLC
3.750% due 01/11/2027	3,905	3,981

Macquarie Bank Ltd.
6.625% due 04/07/2021	49	52

Manulife Financial Corp.
4.150% due 03/04/2026	1,500	1,618

Marsh & McLennan Cos., Inc.
3.750% due 03/14/2026	273	288
4.350% due 01/30/2047	150	163
4.900% due 03/15/2049	250	299

MetLife, Inc.
4.050% due 03/01/2045	300	322
5.700% due 06/15/2035	240	308
5.875% due 02/06/2041	85	112
9.250% due 04/08/2068	520	729

Metropolitan Life Global Funding
2.650% due 04/08/2022	1,175	1,190

Mitsubishi UFJ Financial Group, Inc.
2.665% due 07/25/2022	3,220	3,239
3.850% due 03/01/2026	2,308	2,450

Mizuho Financial Group, Inc.
2.273% due 09/13/2021	2,920	2,911
2.632% due 04/12/2021	2,625	2,633

Morgan Stanley
3.875% due 01/27/2026	1,847	1,964
4.350% due 09/08/2026	3,220	3,454
5.750% due 01/25/2021	2,270	2,384

Nasdaq, Inc.
3.850% due 06/30/2026	100	105

National Australia Bank Ltd.
2.800% due 01/10/2022	676	684

New York Life Global Funding
2.350% due 07/14/2026	100	98

46	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York Life Insurance Co.
4.450% due 05/15/2069	$250	$276
6.750% due 11/15/2039	725	1,033

Nippon Life Insurance Co.
4.700% due 01/20/2046 •	700	744
5.100% due 10/16/2044 •	540	580

Nissan Motor Acceptance Corp.
2.987% (US0003M + 0.390%) due 07/13/2020 ~	440	440

Nuveen Finance LLC
4.125% due 11/01/2024	937	1,010

ORIX Corp.
2.900% due 07/18/2022	1,130	1,147

PNC Bank N.A.
3.800% due 07/25/2023	300	315

Principal Life Global Funding
3.000% due 04/18/2026	844	856

Progressive Corp.
2.450% due 01/15/2027	150	149

Raymond James Financial, Inc.
3.625% due 09/15/2026	100	103

Reinsurance Group of America, Inc.
3.950% due 09/15/2026	1,500	1,566

Royal Bank of Scotland Group PLC
4.892% due 05/18/2029 •	2,140	2,286
5.076% due 01/27/2030 •	1,080	1,172

Santander Holdings USA, Inc.
4.500% due 07/17/2025	4,241	4,515

Societe Generale S.A.
4.250% due 04/14/2025	600	615

Spirit Realty LP
4.450% due 09/15/2026	1,330	1,393

Standard Chartered PLC
3.050% due 01/15/2021	810	817

State Street Corp.
3.420% (US0003M + 0.900%) due 08/18/2020 ~	680	686

Sumitomo Life Insurance Co.
6.500% due 09/20/2073 •	390	434

Sumitomo Mitsui Banking Corp.
3.200% due 07/18/2022	2,054	2,105

Sumitomo Mitsui Financial Group, Inc.
2.058% due 07/14/2021	553	551
2.784% due 07/12/2022	1,920	1,945
3.102% due 01/17/2023	1,959	1,995
3.384% (US0003M + 0.780%) due 07/12/2022 ~	1,555	1,562

Synchrony Financial
2.700% due 02/03/2020	200	200
3.950% due 12/01/2027	1,130	1,129

Tanger Properties LP
3.750% due 12/01/2024	1,365	1,380

Toyota Motor Credit Corp.
1.900% due 04/08/2021	1,259	1,253

U.S. Bancorp
2.950% due 07/15/2022	3,515	3,586

UBS Group Funding Switzerland AG
4.125% due 09/24/2025	3,165	3,379

Ventas Realty LP
4.400% due 01/15/2029	590	641

Visa, Inc.
4.300% due 12/14/2045	2,206	2,611

Washington Prime Group LP
5.950% due 08/15/2024 (c)	740	704

WEA Finance LLC
3.750% due 09/17/2024	2,235	2,339

Wells Fargo & Co.
2.625% due 07/22/2022	3,130	3,155
3.300% due 09/09/2024	4,445	4,600
3.500% due 03/08/2022	2,170	2,233
3.900% due 05/01/2045	840	903
4.125% due 08/15/2023	75	79
4.400% due 06/14/2046	613	665
4.750% due 12/07/2046	410	467

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Welltower, Inc.
4.250% due 04/15/2028	$645	$690

Westpac Banking Corp.
2.850% due 05/13/2026	540	545

Weyerhaeuser Co.
4.000% due 11/15/2029	3,739	3,980
7.375% due 03/15/2032	1,315	1,839

WR Berkley Corp.
4.625% due 03/15/2022	300	317

		301,726

INDUSTRIALS 47.0%

Abbott Laboratories
2.550% due 03/15/2022	300	303
4.750% due 11/30/2036	1,070	1,270

AbbVie, Inc.
2.900% due 11/06/2022	4,032	4,060
3.200% due 05/14/2026	2,666	2,702
4.300% due 05/14/2036	340	342
4.450% due 05/14/2046	1,080	1,061

Activision Blizzard, Inc.
2.300% due 09/15/2021	268	268
3.400% due 09/15/2026	3,426	3,476

AEP Transmission Co. LLC
4.250% due 09/15/2048	1,280	1,405

Aetna, Inc.
3.875% due 08/15/2047	540	489

Alibaba Group Holding Ltd.
3.125% due 11/28/2021	1,820	1,848
3.600% due 11/28/2024	2,995	3,125

Allergan Funding SCS
3.450% due 03/15/2022	1,220	1,246

Altria Group, Inc.
2.950% due 05/02/2023	1,080	1,086

Amazon.com, Inc.
3.150% due 08/22/2027	1,525	1,604
3.875% due 08/22/2037	3,134	3,460

Amgen, Inc.
3.200% due 11/02/2027	740	756
3.450% due 10/01/2020	1,169	1,184
3.625% due 05/22/2024	3,790	3,984
4.400% due 05/01/2045	600	639
4.663% due 06/15/2051	840	920

Anadarko Petroleum Corp.
6.450% due 09/15/2036	1,115	1,372

Andeavor Logistics LP
5.500% due 10/15/2019	720	723

Anheuser-Busch Cos. LLC
4.900% due 02/01/2046	3,982	4,433

Anheuser-Busch InBev Worldwide, Inc.
4.900% due 01/23/2031	960	1,111
5.450% due 01/23/2039	250	297
5.550% due 01/23/2049	700	855
5.800% due 01/23/2059	250	313

Anthem, Inc.
3.500% due 08/15/2024	1,389	1,443
3.650% due 12/01/2027	990	1,029
4.550% due 03/01/2048	540	592

Apache Corp.
4.750% due 04/15/2043	403	393
5.100% due 09/01/2040	77	78

Apple, Inc.
2.500% due 02/09/2022	1,280	1,295
2.500% due 02/09/2025	2,135	2,157
3.250% due 02/23/2026	5,775	6,036
3.450% due 05/06/2024	265	280
3.850% due 08/04/2046	561	598
4.650% due 02/23/2046	700	830

AstraZeneca PLC
4.000% due 01/17/2029	890	973
6.450% due 09/15/2037	1,740	2,378

AutoNation, Inc.
3.800% due 11/15/2027	540	530

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bacardi Ltd.
2.750% due 07/15/2026	$100	$95

Baidu, Inc.
3.625% due 07/06/2027	1,060	1,067

Barrick PD Australia Finance Pty. Ltd.
4.950% due 01/15/2020	100	101

BAT Capital Corp.
2.297% due 08/14/2020	882	880
2.764% due 08/15/2022	1,105	1,108
3.222% due 08/15/2024	910	918
4.540% due 08/15/2047	2,240	2,079

Baxalta, Inc.
5.250% due 06/23/2045	252	303

Bayer U.S. Finance LLC
4.375% due 12/15/2028	740	780
4.875% due 06/25/2048	1,490	1,531

Becton Dickinson and Co.
2.675% due 12/15/2019	1,230	1,231

BHP Billiton Finance USA Ltd.
5.000% due 09/30/2043	1,707	2,134

Booking Holdings, Inc.
3.550% due 03/15/2028	880	918

BorgWarner, Inc.
3.375% due 03/15/2025	150	155

Boston Scientific Corp.
3.750% due 03/01/2026	890	947
4.550% due 03/01/2039	750	829

Bristol-Myers Squibb Co.
3.400% due 07/26/2029	5,150	5,391

Broadcom Corp.
2.375% due 01/15/2020	340	339
3.000% due 01/15/2022	590	593
3.625% due 01/15/2024	440	445
3.875% due 01/15/2027	400	393

Broadcom, Inc.
3.125% due 04/15/2021	4,980	5,014

Burlington Northern Santa Fe LLC
5.400% due 06/01/2041	2,293	2,902

Campbell Soup Co.
4.800% due 03/15/2048	1,140	1,154

Cardinal Health, Inc.
2.616% due 06/15/2022	50	50

Caterpillar, Inc.
3.803% due 08/15/2042	1,821	1,947

CBS Corp.
2.500% due 02/15/2023	536	533
2.900% due 01/15/2027	150	146

Celgene Corp.
4.350% due 11/15/2047	890	983

Cenovus Energy, Inc.
5.400% due 06/15/2047	1,117	1,210
6.750% due 11/15/2039	218	258

Charter Communications Operating LLC
4.908% due 07/23/2025	4,987	5,415
5.750% due 04/01/2048	1,190	1,317

Chevron Corp.
2.100% due 05/16/2021	2,416	2,417

China Resources Gas Group Ltd.
4.500% due 04/05/2022	600	628

Cimarex Energy Co.
4.375% due 06/01/2024	876	930

Citrix Systems, Inc.
4.500% due 12/01/2027	2,020	2,091

Comcast Corp.
3.125% due 07/15/2022	1,937	1,993
3.150% due 03/01/2026	2,372	2,452
3.200% due 07/15/2036	740	720
3.600% due 03/01/2024	783	826
4.250% due 10/15/2030	1,880	2,096
4.600% due 10/15/2038	750	859

Conagra Brands, Inc.
4.850% due 11/01/2028	740	820
5.300% due 11/01/2038	20	22
5.400% due 11/01/2048	140	154

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	47

Schedule of Investments PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Concho Resources, Inc.
4.300% due 08/15/2028	$940	$1,015
4.875% due 10/01/2047	1,606	1,798

Constellation Brands, Inc.
4.100% due 02/15/2048	349	347
5.250% due 11/15/2048	790	915

Continental Resources, Inc.
4.500% due 04/15/2023	250	263

Corning, Inc.
5.750% due 08/15/2040	235	280

Cox Communications, Inc.
3.350% due 09/15/2026	100	101

CRH America Finance, Inc.
3.400% due 05/09/2027	300	300

CSX Corp.
3.800% due 11/01/2046	670	679
6.220% due 04/30/2040	125	164

CVS Health Corp.
3.375% due 08/12/2024	2,460	2,520
5.050% due 03/25/2048	1,255	1,337
5.125% due 07/20/2045	509	544

D.R. Horton, Inc.
4.000% due 02/15/2020	1,277	1,286

Dell International LLC
5.450% due 06/15/2023	640	690
8.100% due 07/15/2036	1,189	1,460
8.350% due 07/15/2046	580	734

Delta Air Lines, Inc.
4.375% due 04/19/2028	740	755

Deutsche Telekom International Finance BV
3.600% due 01/19/2027	2,655	2,723

Discovery Communications LLC
5.000% due 09/20/2037	250	261

Dolphin Energy Ltd. LLC
5.500% due 12/15/2021	600	637

Dominion Energy Gas Holdings LLC
3.600% due 12/15/2024	1,242	1,288

Dow Chemical Co.
3.000% due 11/15/2022	2,834	2,874
5.250% due 11/15/2041	431	481

DP World PLC
5.625% due 09/25/2048	900	1,000

Eaton Corp.
2.750% due 11/02/2022	708	717

eBay, Inc.
4.000% due 07/15/2042	1,309	1,226

Ecopetrol S.A.
5.375% due 06/26/2026	665	734

Eli Lilly & Co.
2.750% due 06/01/2025	2,302	2,349

Empresa Nacional de Telecomunicaciones S.A.
4.875% due 10/30/2024	640	676

Enbridge, Inc.
2.900% due 07/15/2022	3,306	3,355
3.110% (US0003M + 0.700%) due 06/15/2020 ~	2,610	2,618

Encana Corp.
5.150% due 11/15/2041	30	32

Energy Transfer Operating LP
3.600% due 02/01/2023	3,308	3,382
4.200% due 04/15/2027	440	457
4.250% due 03/15/2023	600	627
4.650% due 06/01/2021	100	104
4.750% due 01/15/2026	920	986
5.300% due 04/15/2047	790	824

Eni SpA
4.000% due 09/12/2023	1,170	1,219
4.750% due 09/12/2028	890	974

Entergy Louisiana LLC
4.200% due 09/01/2048	1,480	1,637

Enterprise Products Operating LLC
3.750% due 02/15/2025	3,149	3,332
3.950% due 02/15/2027	1,261	1,352
4.850% due 03/15/2044	718	795

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Equifax, Inc.
2.300% due 06/01/2021	$250	$249
7.000% due 07/01/2037	820	978

ERAC USA Finance LLC
3.300% due 12/01/2026	540	547
4.200% due 11/01/2046	805	820
7.000% due 10/15/2037	440	601

Exxon Mobil Corp.
3.176% due 03/15/2024	13	14

FedEx Corp.
4.550% due 04/01/2046	659	680

Fomento Economico Mexicano S.A.B. de C.V.
2.875% due 05/10/2023	1,390	1,387

Fox Corp.
5.476% due 01/25/2039	250	295

Freeport-McMoRan, Inc.
3.550% due 03/01/2022	75	75

GATX Corp.
4.700% due 04/01/2029	1,650	1,825

General Electric Co.
3.100% due 01/09/2023	75	76
5.500% due 01/08/2020	785	796
6.875% due 01/10/2039	316	398

General Motors Co.
4.875% due 10/02/2023	2,486	2,638
5.400% due 04/01/2048	740	722

Georgia-Pacific LLC
3.163% due 11/15/2021	2,515	2,551

GlaxoSmithKline Capital, Inc.
2.800% due 03/18/2023	175	178
6.375% due 05/15/2038	945	1,321

Glencore Finance Canada Ltd.
4.250% due 10/25/2022	3,009	3,148

Grupo Televisa S.A.B.
5.000% due 05/13/2045	425	431
6.625% due 01/15/2040	936	1,125

GTL Trade Finance, Inc.
5.893% due 04/29/2024	3,389	3,719

Halliburton Co.
5.000% due 11/15/2045	2,150	2,347

Hess Corp.
5.800% due 04/01/2047	1,310	1,466

Home Depot, Inc.
3.000% due 04/01/2026	1,872	1,939
3.500% due 09/15/2056	100	99
4.250% due 04/01/2046	7	8

IHS Markit Ltd.
4.125% due 08/01/2023	1,083	1,127
4.750% due 08/01/2028	340	372

Intel Corp.
3.700% due 07/29/2025	2,629	2,819

International Business Machines Corp.
4.000% due 06/20/2042	92	95
5.600% due 11/30/2039	29	37

International Flavors & Fragrances, Inc.
4.450% due 09/26/2028	740	809

Keurig Dr Pepper, Inc.
4.985% due 05/25/2038	250	275

Kinder Morgan Energy Partners LP
3.950% due 09/01/2022	1,565	1,629
5.300% due 09/15/2020	425	439

Kinder Morgan, Inc.
3.050% due 12/01/2019	150	150
5.550% due 06/01/2045	2,076	2,404

KLA-Tencor Corp.
4.650% due 11/01/2024	1,348	1,477

Kraft Heinz Foods Co.
4.375% due 06/01/2046	3,173	3,017
4.625% due 01/30/2029	440	474
5.200% due 07/15/2045	240	252
6.500% due 02/09/2040	340	398

Kroger Co.
6.150% due 01/15/2020	175	178

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lockheed Martin Corp.
4.090% due 09/15/2052	$1,843	$2,050

Lowe’s Cos., Inc.
4.650% due 04/15/2042	1,418	1,515

Massachusetts Institute of Technology
3.885% due 07/01/2116	250	267

McDonald’s Corp.
4.875% due 12/09/2045	4,170	4,810

Medtronic, Inc.
3.150% due 03/15/2022	3,127	3,218
3.500% due 03/15/2025	2,081	2,207
4.625% due 03/15/2045	239	290

Merck & Co., Inc.
3.700% due 02/10/2045	1,633	1,728

Microsoft Corp.
2.700% due 02/12/2025	3,938	4,044
4.250% due 02/06/2047	850	1,009
4.450% due 11/03/2045	3,794	4,551

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021	1,500	1,486

Moody’s Corp.
2.625% due 01/15/2023	1,610	1,619
4.875% due 02/15/2024	3,245	3,564
5.500% due 09/01/2020	250	259

Motorola Solutions, Inc.
5.500% due 09/01/2044	600	608

MPLX LP
4.125% due 03/01/2027	1,720	1,801
4.700% due 04/15/2048	40	41
5.200% due 03/01/2047	892	968

Mylan NV
5.250% due 06/15/2046	904	846

Mylan, Inc.
3.125% due 01/15/2023	100	97
4.550% due 04/15/2028	740	726

Nexen, Inc.
5.875% due 03/10/2035	250	311
6.400% due 05/15/2037	740	989
7.875% due 03/15/2032	1,300	1,888

Norfolk Southern Corp.
4.650% due 01/15/2046	1,490	1,698

Northrop Grumman Corp.
3.850% due 04/15/2045	660	680

NXP BV
4.125% due 06/01/2021	1,430	1,467

ONEOK Partners LP
4.900% due 03/15/2025	877	953
5.000% due 09/15/2023	200	216

Oracle Corp.
2.800% due 07/08/2021	2,689	2,725
4.125% due 05/15/2045	2,456	2,664

Owens Corning
3.400% due 08/15/2026	100	97

Penske Truck Leasing Co. LP
3.300% due 04/01/2021	2,820	2,855
3.400% due 11/15/2026	150	150

PepsiCo, Inc.
2.850% due 02/24/2026	540	555

Pertamina Persero PT
4.300% due 05/20/2023	600	628
6.000% due 05/03/2042	1,050	1,210

Petro-Canada
5.950% due 05/15/2035	485	604

Petroleos Mexicanos
4.250% due 01/15/2025	605	561
4.875% due 01/24/2022	275	275
6.375% due 01/23/2045	2,095	1,810
6.750% due 09/21/2047	1,230	1,098
6.875% due 08/04/2026	730	739

Pfizer, Inc.
4.400% due 05/15/2044	1,100	1,259

Philip Morris International, Inc.
2.750% due 02/25/2026	740	745
3.375% due 08/11/2025	265	276

48	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.600% due 11/15/2023	$545	$569
3.875% due 08/21/2042	880	873
6.375% due 05/16/2038	590	781

QUALCOMM, Inc.
3.000% due 05/20/2022	1,032	1,052

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	540	614

Reliance Industries Ltd.
4.125% due 01/28/2025	600	627

RELX Capital, Inc.
4.000% due 03/18/2029	1,200	1,268

Republic Services, Inc.
3.375% due 11/15/2027	1,095	1,133
5.250% due 11/15/2021	245	261

Reynolds American, Inc.
4.450% due 06/12/2025	3,919	4,157

Rio Tinto Finance USA Ltd.
3.750% due 06/15/2025	1,145	1,231

Roche Holdings, Inc.
2.625% due 05/15/2026	1,300	1,305

Rockwell Collins, Inc.
4.800% due 12/15/2043	1,440	1,637

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	2,922	3,035

SASOL Financing USA LLC
6.500% due 09/27/2028	1,530	1,718

Saudi Arabian Oil Co.
4.250% due 04/16/2039	1,500	1,520

Seagate HDD Cayman
4.750% due 06/01/2023	1,070	1,105
4.750% due 01/01/2025	1,340	1,354
4.875% due 03/01/2024	300	308

Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019	340	339

Sky Ltd.
3.750% due 09/16/2024	256	272

Southern Co.
3.019% (US0003M + 0.700%) due 09/30/2020 ~	1,340	1,341
4.400% due 07/01/2046	1,154	1,220

Southern Copper Corp.
6.750% due 04/16/2040	1,560	1,969

Spectra Energy Partners LP
3.179% (US0003M + 0.700%) due 06/05/2020 ~	1,810	1,816

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	169	169

Stryker Corp.
2.625% due 03/15/2021	150	151
3.500% due 03/15/2026	890	932
4.375% due 01/15/2020	100	101
4.625% due 03/15/2046	695	792

Target Corp.
3.875% due 07/15/2020	200	204

Tech Data Corp.
3.700% due 02/15/2022	850	865

Teck Resources Ltd.
6.000% due 08/15/2040	325	354

Telefonica Emisiones S.A.
5.462% due 02/16/2021	125	131
7.045% due 06/20/2036	1,745	2,290

Tencent Holdings Ltd.
3.280% due 04/11/2024	1,895	1,936

Thermo Fisher Scientific, Inc.
2.950% due 09/19/2026	3,332	3,357
3.150% due 01/15/2023	100	103

Toyota Industries Corp.
3.566% due 03/16/2028	1,270	1,347

TransCanada PipeLines Ltd.
3.800% due 10/01/2020	165	168
4.625% due 03/01/2034	1,000	1,111
7.625% due 01/15/2039	600	866

TWDC Enterprises 18 Corp.
4.125% due 06/01/2044	1,856	2,113

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tyson Foods, Inc.
4.500% due 06/15/2022	$4,404	$4,652
4.875% due 08/15/2034	992	1,132

Union Pacific Corp.
3.799% due 10/01/2051	1,875	1,881

United Technologies Corp.
3.100% due 06/01/2022	4,313	4,413
3.650% due 08/16/2023	2,100	2,200

UnitedHealth Group, Inc.
4.750% due 07/15/2045	3,209	3,819
6.875% due 02/15/2038	315	456

Vale Overseas Ltd.
6.875% due 11/21/2036	2,747	3,314

Valero Energy Corp.
4.350% due 06/01/2028	785	841

Viacom, Inc.
4.250% due 09/01/2023	145	153

Volkswagen Group of America Finance LLC
4.750% due 11/13/2028	1,580	1,720

Wabtec Corp.
4.950% due 09/15/2028	2,252	2,416

Walmart, Inc.
3.050% due 07/08/2026	1,500	1,569
3.250% due 10/25/2020	1,659	1,686
3.700% due 06/26/2028	914	998

Walt Disney Co.
4.950% due 10/15/2045	1,715	2,126
6.400% due 12/15/2035	100	137

Western Midstream Operating LP
4.650% due 07/01/2026	250	254

Whirlpool Corp.
3.700% due 03/01/2023	200	206
5.150% due 03/01/2043	250	260

Williams Cos., Inc.
5.400% due 03/04/2044	1,538	1,699

Woodside Finance Ltd.
3.700% due 09/15/2026	300	305

Wyeth LLC
5.950% due 04/01/2037	1,615	2,142

Yara International ASA
4.750% due 06/01/2028	990	1,068

Zoetis, Inc.
3.900% due 08/20/2028	740	789
4.700% due 02/01/2043	1,362	1,540

		374,779

UTILITIES 12.1%

Acwa Power Management And Investments One Ltd.
5.950% due 12/15/2039	955	993

American Water Capital Corp.
3.850% due 03/01/2024	863	909

Appalachian Power Co.
7.000% due 04/01/2038	465	644

AT&T, Inc.
3.400% due 06/15/2022	390	401
3.550% due 06/01/2024	3,526	3,670
3.800% due 03/01/2024	759	799
4.100% due 02/15/2028	2,181	2,313
4.125% due 02/17/2026	1,699	1,808
4.300% due 02/15/2030	570	609
4.450% due 04/01/2024	913	984
4.800% due 06/15/2044	3,720	3,931
5.150% due 02/15/2050	650	716
5.250% due 03/01/2037	800	898
5.650% due 02/15/2047	265	311

Atmos Energy Corp.
4.150% due 01/15/2043	520	563

Berkshire Hathaway Energy Co.
6.125% due 04/01/2036	1,234	1,652

BG Energy Capital PLC
5.125% due 10/15/2041	115	136

Black Hills Corp.
3.150% due 01/15/2027	250	248

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.200% due 09/15/2046	$100	$102

BP Capital Markets America, Inc.
3.937% due 09/21/2028	1,540	1,678
4.234% due 11/06/2028	730	812

CNOOC Finance Ltd.
3.000% due 05/09/2023	2,345	2,368
3.875% due 05/02/2022	460	475

CNOOC Finance USA LLC
4.375% due 05/02/2028	1,980	2,153

Commonwealth Edison Co.
4.000% due 03/01/2048	740	803

Consolidated Edison Co. of New York, Inc.
3.850% due 06/15/2046	880	907

Consumers Energy Co.
3.125% due 08/31/2024	1,685	1,734

Delmarva Power & Light Co.
3.500% due 11/15/2023	1,542	1,613

DTE Electric Co.
3.650% due 03/15/2024	2,000	2,113

Duke Energy Carolinas LLC
3.950% due 11/15/2028	640	697

Duke Energy Corp.
3.750% due 09/01/2046	100	98
3.950% due 10/15/2023	550	581

Duke Energy Ohio, Inc.
3.800% due 09/01/2023	3,355	3,535

E.ON International Finance BV
6.650% due 04/30/2038	1,375	1,776

Electricite de France S.A.
4.600% due 01/27/2020	265	268
4.875% due 01/22/2044	1,506	1,667

Enable Midstream Partners LP
4.950% due 05/15/2028	1,195	1,255

Enel Finance International NV
6.000% due 10/07/2039	2,229	2,645

Entergy Corp.
4.000% due 07/15/2022	1,505	1,566
5.125% due 09/15/2020	250	256

Exelon Corp.
3.950% due 06/15/2025	720	769
4.450% due 04/15/2046	540	575

Exelon Generation Co. LLC
5.600% due 06/15/2042	680	758

FirstEnergy Corp.
2.850% due 07/15/2022	1,020	1,034
7.375% due 11/15/2031	3,127	4,283

Florida Power & Light Co.
4.125% due 02/01/2042	100	111

Gazprom OAO Via Gaz Capital S.A.
6.510% due 03/07/2022	1,420	1,536

Indiana Michigan Power Co.
4.250% due 08/15/2048	1,140	1,255

Infraestructura Energetica Nova S.A.B. de C.V.
4.875% due 01/14/2048	750	667

Kentucky Utilities Co.
5.125% due 11/01/2040	100	122

KeySpan Gas East Corp.
2.742% due 08/15/2026	600	592

LLPL Capital Pte Ltd.
6.875% due 02/04/2039	750	857

MidAmerican Energy Co.
3.500% due 10/15/2024	3,397	3,578
4.250% due 07/15/2049	540	615

National Rural Utilities Cooperative Finance Corp.
4.400% due 11/01/2048	250	286

NextEra Energy Capital Holdings, Inc.
3.150% due 04/01/2024	100	103

ONEOK, Inc.
4.550% due 07/15/2028	1,340	1,455
5.200% due 07/15/2048	675	744

Pacific Gas & Electric Co.
3.500% due 10/01/2020 ^(a)	255	250
5.800% due 03/01/2037 ^(a)	205	225

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	49

Schedule of Investments PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pennsylvania Electric Co.
5.200% due 04/01/2020	$70	$71

Petronas Global Sukuk Ltd.
2.707% due 03/18/2020	560	561

Plains All American Pipeline LP
4.500% due 12/15/2026	540	574
5.150% due 06/01/2042	830	828

Shell International Finance BV
3.875% due 11/13/2028	1,580	1,731
4.000% due 05/10/2046	640	703
4.375% due 03/25/2020	180	183
6.375% due 12/15/2038	1,425	2,017

Sinopec Group Overseas Development Ltd.
2.500% due 04/28/2020	975	975

Southern California Edison Co.
4.125% due 03/01/2048	1,380	1,392

Southern California Gas Co.
3.150% due 09/15/2024	2,085	2,155
4.125% due 06/01/2048	770	824

Southern Power Co.
5.150% due 09/15/2041	2,155	2,359

Southwestern Electric Power Co.
4.100% due 09/15/2028	1,300	1,401

Southwestern Public Service Co.
6.000% due 10/01/2036	1,693	2,071

Verizon Communications, Inc.
3.376% due 02/15/2025	69	72
4.016% due 12/03/2029	495	537

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.125% due 08/15/2046	$1,240	$1,295
4.400% due 11/01/2034	1,044	1,158
4.522% due 09/15/2048	64	72
4.672% due 03/15/2055	1,490	1,688
4.812% due 03/15/2039	250	288
4.862% due 08/21/2046	1,397	1,628

Virginia Electric & Power Co.
8.875% due 11/15/2038	776	1,274

		96,359

Total Corporate Bonds & Notes (Cost $748,360)		772,864

SOVEREIGN ISSUES 0.2%

Korea Hydro & Nuclear Power Co. Ltd.
3.000% due 09/19/2022	490	497
3.125% due 07/25/2027	1,420	1,434

Total Sovereign Issues (Cost $1,891)		1,931

SHORT-TERM INSTRUMENTS 1.5%

REPURCHASE AGREEMENTS (d) 1.5%
		12,308

Total Short-Term Instruments (Cost $12,308)		12,308

Total Investments in Securities (Cost $762,559)		787,103

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

MUTUAL FUNDS 0.1%

PIMCO Government Money Market Fund (b)(c)	712,334	$712

Total Short-Term Instruments (Cost $712)		712

Total Investments in Affiliates (Cost $712)		712

Total Investments 98.8% (Cost $763,271)		$787,815

Financial Derivative Instruments (e) 0.0% (Cost or Premiums, net $(63))		1

Other Assets and Liabilities, net 1.2%		9,202

Net Assets 100.0%		$797,018

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security is not accruing income as of the date of this report.
(b)	Institutional Class Shares of each Fund.
(c)

Securities with an aggregate market value of $698 were out on loan in exchange for $712 of cash collateral as of June 30, 2019. See Note 5, Securities Lending, in the Notes to Financial Statements for more information regarding securities on loan and cash collateral.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BSN	2.520%	06/28/2019	07/01/2019	$4,800	U.S. Treasury Notes 2.000% due 12/31/2021	$(4,852)	$4,800	$4,801
FICC	2.000	06/28/2019	07/01/2019	908	U.S. Treasury Notes 2.375% due 03/15/2022	(927)	908	908
TDM	2.600	06/28/2019	07/01/2019	6,600	U.S. Treasury Bonds 3.125% due 08/15/2044	(6,833)	6,600	6,602

Total Repurchase Agreements						$(12,612)	$12,308	$12,311

50	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2019

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BSN	$4,801	$0	$0	$0	$4,801	$(4,852)	$(51)
FICC	908	0	0	0	908	(927)	(19)
TDM	6,602	0	0	0	6,602	(6,833)	(231)

Master Securities Lending Agreement
GSC	0	0	0	698	698	(712)	(14)

Total Borrowings and Other Financing Transactions	$12,311	$0	$0	$698

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(3)
Corporate Bonds & Notes	$698	$0	$0	$0	$698

Total Borrowings	$698	$0	$0	$0	$698

Payable for securities lending transactions					$698

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(3)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

The average amount of borrowings outstanding during the period ended June 30, 2019 was $(283) at a weighted average interest rate of 1.245%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note September Futures	09/2019	80	$17,214	$110	$0	$(3)
U.S. Treasury 30-Year Bond September Futures	09/2019	59	9,180	188	0	(6)
U.S. Treasury Ultra Long-Term Bond September Futures	09/2019	53	9,411	209	0	(10)

				$507	$0	$(19)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note September Futures	09/2019	24	$(2,836)	$(14)	$0	$0
U.S. Treasury 10-Year Note September Futures	09/2019	62	(7,934)	(137)	0	(2)

				$(151)	$0	$(2)

Total Futures Contracts				$356	$0	$(21)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	51

Schedule of Investments PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.IG-31 5-Year Index	1.000%	Quarterly	12/20/2023	$3,200	$18	$55	$73	$1	$0
CDX.IG-32 5-Year Index	1.000	Quarterly	06/20/2024	10,700	199	32	231	5	0
CDX.IG-32 10-Year Index	1.000	Quarterly	06/20/2029	38,100	(280)	189	(91)	19	(3)

Total Swap Agreements					$(63)	$276	$213	$25	$(3)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$25	$25	$0	$(21)	$(3)	$(24)

Cash of $2,005 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$25	$0	$0	$0	$25

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$21	$21
Swap Agreements	0	3	0	0	0	3

	$0	$3	$0	$0	$21	$24

52	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2019

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$965	$965
Swap Agreements	0	549	0	0	13	562

	$0	$549	$0	$0	$978	$1,527

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$181	$181
Swap Agreements	0	342	0	0	0	342

	$0	$342	$0	$0	$181	$523

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$301,726	$0	$301,726
Industrials	0	374,779	0	374,779
Utilities	0	96,359	0	96,359
Sovereign Issues	0	1,931	0	1,931
Short-Term Instruments
Repurchase Agreements	0	12,308	0	12,308

	$0	$787,103	$0	$787,103

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	712	0	0	712

Total Investments	$712	$787,103	$0	$787,815

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$25	$0	$25

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(21)	$(3)	$0	$(24)

Total Financial Derivative Instruments	$(21)	$22	$0	$1

Totals	$691	$787,125	$0	$787,816

There were no significant transfers into or out of Level 3 during the period ended June 30, 2019.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	53

Schedule of Investments PIMCO Active Bond Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 104.8%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.8%

Castlelake Aircraft Securitization Trust
3.967% due 07/15/2042	$4,713	$4,799

Pacific Gas & Electric Co.
4.690% (LIBOR03M + 2.250%) due 12/31/2020 «~	3,750	3,748

PG&E Corp.
1.125% due 12/31/2020 «µ	1,250	1,249

State Of Qatar
2.983% (LIBOR03M + 2.183%) due 12/21/2020 «~	5,000	4,988

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~	2,400	2,403

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038	3,885	3,911

Total Loan Participations and Assignments (Cost $20,924)		21,098

CORPORATE BONDS & NOTES 28.6%

BANKING & FINANCE 19.9%

AerCap Ireland Capital DAC
3.875% due 01/23/2028	2,100	2,111

American Homes 4 Rent LP
4.250% due 02/15/2028	2,900	3,007

American Tower Corp.
3.375% due 10/15/2026	3,300	3,359

Banco Santander Mexico S.A.
4.125% due 11/09/2022	4,300	4,423

Bank of America Corp.
3.093% due 10/01/2025 •	6,500	6,662
3.419% due 12/20/2028 •	20,118	20,734
3.593% due 07/21/2028 •	9,000	9,387
5.875% due 03/15/2028 •(f)	5,300	5,537

Barclays Bank PLC
7.625% due 11/21/2022 (g)	16,900	18,465

BBVA Bancomer S.A.
6.500% due 03/10/2021	6,000	6,321

BGC Partners, Inc.
5.375% due 07/24/2023	5,000	5,240

BNP Paribas S.A.
4.400% due 08/14/2028	700	759

BPCE S.A.
5.700% due 10/22/2023	6,600	7,228

Brixmor Operating Partnership LP
3.650% due 06/15/2024	7,000	7,153

Cantor Fitzgerald LP
4.875% due 05/01/2024	1,300	1,342

Charles Schwab Corp.
5.000% due 12/01/2027 •(f)	5,500	5,481

CIT Group, Inc.
4.750% due 02/16/2024	4,000	4,255

Citicorp Lease Pass-Through Trust
8.040% due 12/15/2019	3,868	3,963

Citigroup, Inc.
3.668% due 07/24/2028 •	5,000	5,220
3.887% due 01/10/2028 •	10,000	10,583
5.500% due 09/13/2025	4,000	4,532

Cooperatieve Rabobank UA
3.875% due 09/26/2023	6,150	6,489

Credit Suisse AG
6.500% due 08/08/2023 (g)	15,400	16,988

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025	10,000	10,445

Crown Castle International Corp.
4.300% due 02/15/2029	2,000	2,152
4.450% due 02/15/2026	5,200	5,611

Deutsche Bank AG
3.375% due 05/12/2021	13,100	13,030
4.250% due 10/14/2021	3,400	3,446

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Discover Financial Services
4.500% due 01/30/2026	$5,400	$5,800

EPR Properties
4.500% due 06/01/2027	4,300	4,488

Farmers Insurance Exchange
4.747% due 11/01/2057 •	2,000	1,926

Ford Motor Credit Co. LLC
5.875% due 08/02/2021	3,900	4,113

Goldman Sachs Group, Inc.
3.691% due 06/05/2028 •	7,100	7,338
3.850% due 01/26/2027	13,000	13,599

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028	5,000	5,059

Hampton Roads PPV LLC
6.621% due 06/15/2053	35,546	38,682

Harborwalk Funding Trust
5.077% due 02/15/2069 •	3,250	3,723

Healthcare Trust of America Holdings LP
3.750% due 07/01/2027	4,600	4,743

Hospitality Properties Trust
3.950% due 01/15/2028	3,000	2,828
4.250% due 02/15/2021	2,200	2,225
4.375% due 02/15/2030	1,300	1,243

HSBC Holdings PLC
4.250% due 03/14/2024	6,000	6,336
4.250% due 08/18/2025	7,200	7,583
4.583% due 06/19/2029 •	5,300	5,792

Hudson Pacific Properties LP
3.950% due 11/01/2027	900	917

JPMorgan Chase & Co.
3.782% due 02/01/2028 •	19,000	20,149
6.100% due 10/01/2024 •(f)	7,000	7,546

Lloyds Bank PLC
12.000% due 12/16/2024 •(f)	6,600	8,038

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(f)(g)	5,000	5,261

Mid-America Apartments LP
4.000% due 11/15/2025	7,500	7,955

MMcapS Funding Ltd.
2.623% (US0003M + 0.290%) due 12/26/2039 ~	824	770

Morgan Stanley
3.772% due 01/24/2029 •	17,500	18,452

New York Life Insurance Co.
4.450% due 05/15/2069	3,700	4,079

Nordea Bank Abp
6.125% due 09/23/2024 •(f)(g)	550	564

Omega Healthcare Investors, Inc.
4.750% due 01/15/2028	3,350	3,549

Pacific Life Insurance Co.
9.250% due 06/15/2039	5,000	8,082

Physicians Realty LP
4.300% due 03/15/2027	2,000	2,066

Preferred Term Securities Ltd.
2.710% (US0003M + 0.300%) due 03/22/2037 ~	3,039	2,750

Royal Bank of Scotland Group PLC
3.899% due 06/25/2024 ~	600	599
4.519% due 06/25/2024 •	5,000	5,209
8.625% due 08/15/2021 •(f)(g)	3,000	3,241

Sabra Health Care LP
4.800% due 06/01/2024	3,600	3,715

Santander UK Group Holdings PLC
3.373% due 01/05/2024 •	2,900	2,929
3.823% due 11/03/2028 •	5,000	5,055

Springleaf Finance Corp.
6.125% due 05/15/2022	4,500	4,849
8.250% due 12/15/2020	5,500	5,919

State Bank of India
4.000% due 01/24/2022	5,000	5,117

State Street Corp.
5.625% due 12/15/2023 •(f)	5,000	5,074

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Trust F
4.869% due 01/15/2030	$4,500	$4,538

UBS AG
7.625% due 08/17/2022 (g)	13,950	15,651

UDR, Inc.
3.500% due 07/01/2027	2,400	2,465

Washington Prime Group LP
3.850% due 04/01/2020	1,900	1,889

Wells Fargo & Co.
3.584% due 05/22/2028 •	15,000	15,681

		481,510

INDUSTRIALS 7.6%

Andeavor Logistics LP
4.250% due 12/01/2027	4,200	4,442

AP Moller - Maersk A/S
3.750% due 09/22/2024	2,500	2,534

Arrow Electronics, Inc.
3.250% due 09/08/2024	5,000	4,954
3.875% due 01/12/2028	2,500	2,480

Bacardi Ltd.
4.450% due 05/15/2025	5,000	5,317

BAT Capital Corp.
4.390% due 08/15/2037	3,100	2,952

Campbell Soup Co.
3.650% due 03/15/2023	3,400	3,502

Charter Communications Operating LLC
4.908% due 07/23/2025	4,600	4,995

Citrix Systems, Inc.
4.500% due 12/01/2027	3,000	3,106

Corp. Nacional del Cobre de Chile
3.625% due 08/01/2027	4,000	4,149
4.500% due 09/16/2025	3,500	3,802

CVS Health Corp.
4.100% due 03/25/2025	10,000	10,548

Dell International LLC
4.000% due 07/15/2024	6,000	6,158
5.450% due 06/15/2023	4,000	4,314

Ecopetrol S.A.
5.875% due 09/18/2023	5,000	5,550

Energy Transfer Operating LP
5.200% due 02/01/2022	2,275	2,403

Energy Transfer Partners LP
4.500% due 11/01/2023	5,000	5,283
5.000% due 10/01/2022	2,500	2,658

ERAC USA Finance LLC
3.800% due 11/01/2025	900	953

Fairstone Financial, Inc.
7.875% due 07/15/2024 (c)	2,000	2,044

General Electric Co.
5.000% due 01/21/2021 •(f)	6,000	5,765

Georgetown University
5.215% due 10/01/2118	6,500	8,134

Kinder Morgan Energy Partners LP
4.300% due 05/01/2024	850	904
6.850% due 02/15/2020	1,100	1,128

Kinder Morgan, Inc.
5.625% due 11/15/2023	2,000	2,215

Kraft Heinz Foods Co.
3.950% due 07/15/2025	5,000	5,205

Magellan Health, Inc.
4.900% due 09/22/2024	5,500	5,453

Marvell Technology Group Ltd.
4.200% due 06/22/2023	3,000	3,125

Massachusetts Institute of Technology
4.678% due 07/01/2114	1,360	1,719

New York and Presbyterian Hospital
4.763% due 08/01/2116	3,000	3,365

Norwegian Air Shuttle ASA Pass-Through Trust
4.875% due 11/10/2029	4,980	4,819

Pacific National Finance Pty. Ltd.
4.750% due 03/22/2028	4,300	4,394

54	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

QVC, Inc.
4.450% due 02/15/2025	$1,250	$1,259

Sabine Pass Liquefaction LLC
5.625% due 03/01/2025	2,000	2,240
5.875% due 06/30/2026	3,000	3,430

Sands China Ltd.
4.600% due 08/08/2023	6,600	6,947

Sprint Spectrum Co. LLC
4.738% due 09/20/2029	6,500	6,760

Sunoco Logistics Partners Operations LP
5.950% due 12/01/2025	2,300	2,620

Syngenta Finance NV
4.441% due 04/24/2023	5,400	5,615

Tech Data Corp.
4.950% due 02/15/2027	2,420	2,534

Teva Pharmaceutical Finance Netherlands BV
2.800% due 07/21/2023	5,500	4,785

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028	1,119	1,031

Wabtec Corp.
4.950% due 09/15/2028	4,600	4,934

Wesleyan University
4.781% due 07/01/2116	3,248	3,658

Western Midstream Operating LP
3.950% due 06/01/2025	7,547	7,506

ZF North America Capital, Inc.
4.500% due 04/29/2022	2,500	2,548

		184,237

UTILITIES 1.1%

AT&T, Inc.
4.300% due 02/15/2030	4,163	4,450

Edison International
2.950% due 03/15/2023	700	671

Enable Midstream Partners LP
3.900% due 05/15/2024	2,750	2,787

FirstEnergy Corp.
3.900% due 07/15/2027	6,000	6,299

IPALCO Enterprises, Inc.
3.700% due 09/01/2024	4,450	4,608

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021	1,200	1,194

Plains All American Pipeline LP
3.600% due 11/01/2024	6,762	6,859

		26,868

Total Corporate Bonds & Notes (Cost $656,047)		692,615

MUNICIPAL BONDS & NOTES 1.3%

CALIFORNIA 0.2%

University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	2,191	2,666

University of California Revenue Bonds, Series 2015
4.767% due 05/15/2115	2,100	2,479

		5,145

FLORIDA 0.3%

Palm Beach County, Florida Revenue Bonds, Series 2013
5.250% due 11/01/2043	7,520	8,145

ILLINOIS 0.3%

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	6,800	8,024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW JERSEY 0.1%

New Jersey Economic Development Authority Revenue Notes, Series 2017
3.800% due 07/01/2022	$1,000	$1,016

NEW YORK 0.1%

Port Authority of New York & New Jersey Revenue Bonds, Series 2015
4.810% due 10/15/2065	1,000	1,249

TEXAS 0.1%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	2,700	2,713

VIRGINIA 0.0%

University of Virginia Revenue Bonds, Series 2017
4.179% due 09/01/2117	870	989

WEST VIRGINIA 0.2%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	3,550	3,585

Total Municipal Bonds & Notes (Cost $28,474)		30,866

U.S. GOVERNMENT AGENCIES 52.6%

Fannie Mae
0.000% due 07/25/2031 - 02/25/2040 (b)(e)	210	184
0.645% due 08/25/2022 ~(a)	12,862	176
2.500% due 03/25/2033	2	2
3.000% due 03/25/2033 - 04/25/2043	10	8
3.500% due 06/25/2042 - 05/25/2043	616	644
3.596% due 09/25/2042 •(a)	64,876	12,268
3.634% due 05/25/2042 •	206	223
4.000% due 10/01/2026 - 07/01/2044	3,093	3,179
4.016% due 04/25/2040 •(a)	77	11
4.110% due 01/01/2037 •	17	17
4.130% due 12/01/2028 •	221	222
4.498% due 09/01/2034 •	46	48
4.500% due 09/01/2023 - 06/01/2051	2,681	2,775
4.585% due 10/01/2035 •	3	4
4.780% due 11/01/2035 •	11	11
4.796% due 05/25/2036 •(a)	1,767	319
4.820% due 04/01/2036 •	15	16
5.000% due 05/01/2026 - 11/01/2039	1,726	1,790
5.500% due 12/01/2031 - 04/01/2039	1,513	1,590
6.000% due 05/25/2031 - 09/01/2037	2,345	2,547
6.500% due 01/01/2036 - 05/01/2038	122	134
7.000% due 04/01/2037 - 11/01/2038	297	316
7.500% due 10/01/2037	81	95
13.246% due 01/25/2036 •	280	351
21.893% due 07/25/2023 •	8	10

Fannie Mae UMBS
3.500% due 09/01/2045 - 10/01/2048	104,031	107,191
4.000% due 12/01/2020 - 05/01/2049	167,138	174,582
4.500% due 10/01/2019 - 09/01/2046	25,779	27,718
4.750% due 09/01/2033	143	150
5.000% due 11/01/2019 - 09/01/2025	331	339

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.000% due 10/01/2020 - 01/01/2023	$645	$668
7.500% due 10/01/2021 - 01/01/2022	185	190

Fannie Mae UMBS, TBA
4.000% due 08/01/2049	35,000	36,157
4.500% due 08/01/2049	71,000	74,174

Freddie Mac
0.000% due 01/15/2033 - 07/15/2039 (b)(e)	874	808
1.860% due 06/15/2040 ~(a)	20,263	1,110
2.636% due 05/15/2041 •	2,603	2,546
2.790% due 06/15/2042 •	2,040	2,103
3.000% due 01/01/2043 - 04/01/2043	20	19
3.500% due 12/15/2028 (a)	3,073	239
3.500% due 10/01/2033 - 04/01/2049	238,788	245,802
4.000% due 09/01/2033 - 06/01/2049	302,136	314,391
4.500% due 02/01/2034 - 02/01/2045	9,249	9,912
4.521% due 07/01/2036 •	23	24
4.559% due 10/01/2036 •	2	2
4.740% due 11/01/2023 •	1	1
4.757% due 12/01/2031 •	115	122
5.000% due 03/01/2033 - 07/15/2041	731	792
5.000% due 08/15/2039 (a)	122	5
5.112% due 01/15/2041 •	5,689	6,698
5.250% due 04/15/2033	39	43
5.500% due 01/01/2023 - 10/01/2037	2,115	2,283
6.000% due 02/01/2033 -08/01/2037	177	188
6.500% due 01/01/2037 - 07/01/2037	29	32
8.500% due 12/01/2022 - 03/01/2023	30	30
9.000% due 12/01/2025 - 08/01/2030	16	18
9.500% due 01/01/2025	10	10
10.000% due 10/01/2019 - 04/01/2025	12	12
13.041% due 10/15/2023 •	110	129
13.078% due 05/15/2033	65	89

Freddie Mac UMBS
3.000% due 05/01/2049	4,162	4,199
3.500% due 05/01/2049 - 06/01/2049	61,339	62,712
4.000% due 01/01/2049	26,640	27,553
4.500% due 01/01/2049	10,025	10,519

Ginnie Mae
3.500% due 12/20/2040 - 03/20/2047	25,411	26,239
4.000% due 09/20/2040 - 02/20/2049	67,900	71,526
4.500% due 08/20/2038 - 02/20/2047	3,832	3,994
4.750% due 01/20/2035	40	46
5.000% due 03/20/2034 - 05/20/2047	1,142	1,197
5.500% due 04/16/2034 - 11/20/2038	83	92
6.000% due 08/20/2038 - 02/20/2039	101	108
6.500% due 12/20/2038	28	29
10.000% due 12/15/2019	1	1

Ginnie Mae, TBA
3.000% due 08/01/2049	16,000	16,319

Tennessee Valley Authority
4.250% due 09/15/2065	10,000	12,598

Tennessee Valley Authority STRIPS
0.000% due 06/15/2038 (e)	2,500	1,378

Total U.S. Government Agencies (Cost $1,270,951)		1,274,027

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	55

Schedule of Investments PIMCO Active Bond Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 0.7%

U.S. Treasury Bonds
3.000% due 02/15/2049	$2,000	$2,194

U.S. Treasury Notes
2.375% due 05/15/2029	14,600	15,088

Total U.S. Treasury Obligations (Cost $17,147)		17,282

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.5%

American Home Mortgage Investment Trust
4.044% due 09/25/2045 •	15	15

BAMLL Commercial Mortgage Securities Trust
3.594% due 03/15/2034 •	5,385	5,406

Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	1,254	1,240

Banc of America Funding Trust
2.570% due 08/27/2036 ~	8,463	7,482

BCAP LLC Trust
2.554% due 05/25/2047 ^•	3,967	3,736

Bear Stearns ALT-A Trust
3.044% due 04/25/2034 •	35	35

Chase Mortgage Finance Trust
6.000% due 05/25/2036	5,997	4,844

ChaseFlex Trust
6.500% due 02/25/2037	5,046	3,034

Citigroup Mortgage Loan Trust
3.204% due 08/25/2035 ^•	1,052	983

Citigroup Mortgage Loan Trust, Inc.
5.500% due 08/25/2034	3,441	3,588

Civic Mortgage LLC
3.892% due 06/25/2022 Þ	1,297	1,295

Countrywide Alternative Loan Trust
2.654% due 06/25/2037 ^•	843	694
5.500% due 07/25/2035	2,151	2,018
5.500% due 08/25/2035	661	659
5.500% due 12/25/2035	1,359	1,291
5.500% due 02/25/2036	2,746	2,663
5.750% due 05/25/2036	626	459
6.000% due 04/25/2037	6,125	6,178

Countrywide Home Loan Mortgage Pass-Through Trust
2.944% due 03/25/2035 •	135	132
4.066% due 03/20/2036 ~	1,207	1,143

Countrywide Home Loan Reperforming REMIC Trust
2.744% due 01/25/2036 •	2,979	2,913

Credit Suisse First Boston Mortgage Securities Corp.
3.054% due 11/25/2031 •	39	33
4.519% due 11/25/2034 ~	42	44

Credit Suisse Mortgage Capital Certificates
3.830% due 08/26/2058	4,951	5,010
6.000% due 05/27/2036	4	4
6.000% due 07/25/2037 ^	1,134	1,084

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.500% due 03/25/2037	1,357	1,148
6.421% due 10/25/2037 ~	5,327	4,829

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
5.431% due 02/25/2036 ~	253	253
5.665% due 02/25/2036 ~	2,347	2,352

Great Hall Mortgages PLC
2.532% due 06/18/2039 •	2,938	2,860

GSMPS Mortgage Loan Trust
2.754% due 01/25/2036 •	3,119	2,736

GSR Mortgage Loan Trust
4.396% due 01/25/2036 ~	2,803	2,837
4.440% due 11/25/2035 ~	22	22
4.674% due 09/25/2034 ~	290	304
6.000% due 03/25/2036	6,309	4,509
6.500% due 05/25/2036	971	548

HarborView Mortgage Loan Trust
2.930% due 03/19/2035 •	2,280	2,252

HomeBanc Mortgage Trust
2.734% due 10/25/2035 •	1,438	1,457

Impac Secured Assets Trust
2.574% due 01/25/2037 •	1,210	1,191

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IndyMac Mortgage Loan Trust
4.045% due 09/25/2036 ~	$2,321	$2,003

JPMorgan Alternative Loan Trust
4.396% due 12/25/2035 ^~	869	765

JPMorgan Mortgage Trust
4.536% due 07/25/2035 ~	37	39
4.586% due 02/25/2036 ^~	1,498	1,361
6.000% due 08/25/2037 ^	1,251	1,001
6.500% due 01/25/2036 ^	7,510	5,971

JPMorgan Resecuritization Trust
5.437% due 07/27/2037 ~	24	24

Lehman XS Trust
2.594% due 11/25/2046 •	4,952	4,747
3.504% due 11/25/2035 •	85	87

MASTR Adjustable Rate Mortgages Trust
2.542% due 04/25/2034 ~	1,479	1,450
4.534% due 03/25/2035 ~	1,287	1,287

Merrill Lynch Mortgage Investors Trust
2.964% due 07/25/2029 •	520	505
4.264% due 05/25/2029 ~	19	19

Morgan Stanley Mortgage Loan Trust
4.485% due 06/25/2036 ~	5,499	5,705

Nomura Asset Acceptance Corp. Alternative Loan Trust
2.654% due 06/25/2037 •	4,307	3,531

Nomura Resecuritization Trust
6.500% due 10/26/2037	3,167	2,499

RBSGC Mortgage Loan Trust
2.784% due 12/25/2034 •	2,170	1,901

Residential Asset Securitization Trust
2.954% due 08/25/2033 •	43	40
5.500% due 08/25/2034	2,309	2,442

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2036 ^	1,121	1,093

Sequoia Mortgage Trust
2.733% due 07/20/2033 •	42	41
3.353% due 02/20/2035 •	1,190	1,208

Thornburg Mortgage Securities Trust
3.452% due 06/25/2037 •	397	376
4.649% due 10/25/2046 •	3,210	3,255

WaMu Mortgage Pass-Through Certificates Trust
2.595% due 10/25/2046 •	2,243	2,165

Wells Fargo Mortgage-Backed Securities Trust
4.711% due 08/25/2036 ^~	872	860
4.857% due 12/28/2037 ~	4,110	4,091
5.750% due 02/25/2037	2,302	2,224

Total Non-Agency Mortgage-Backed Securities (Cost $131,737)		133,971

ASSET-BACKED SECURITIES 13.0%

AASET Trust
3.967% due 05/16/2042	3,222	3,261

AASET U.S. Ltd.
3.844% due 01/16/2038	4,327	4,344

Adams Mill CLO Ltd.
3.697% due 07/15/2026 •	1,104	1,104

ALESCO Preferred Funding Ltd.
2.673% due 12/23/2036 •	2,150	2,000
3.093% due 09/23/2038 •	3,253	3,066

Allegro CLO Ltd.
3.803% due 01/30/2026 •	1,786	1,787

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.793% due 06/25/2033 •	5,654	5,692

Apidos CLO
3.572% due 01/19/2025 •	1,565	1,567

Arbor Realty Commercial Real Estate Notes Ltd.
3.650% due 05/15/2037 •	6,500	6,501

Argent Securities Trust
2.594% due 03/25/2036 •	4,936	4,582

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.634% due 01/25/2036 •	2,087	1,981

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Asset-Backed Funding Certificates Trust
2.544% due 10/25/2036 •	$2,324	$2,242
2.644% due 09/25/2036 •	3,913	3,696

Asset-Backed Securities Corp. Home Equity Loan Trust
3.214% due 06/25/2034 •	3,707	3,667
5.619% due 08/15/2032 •	583	573

Avery Point CLO Ltd.
3.721% due 01/18/2025 •	3,351	3,355

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 «Þ	6,520	6,523
3.967% due 03/28/2034 Þ	6,580	6,641

Black Diamond CLO Ltd.
3.638% due 02/06/2026 •	2,316	2,316

BlueMountain CLO Ltd.
4.101% due 07/18/2027 •	1,700	1,690

Business Jet Securities LLC
4.335% due 02/15/2033	3,643	3,684
4.447% due 06/15/2033	4,903	4,978

Carrington Mortgage Loan Trust
2.564% due 10/25/2036 •	3,765	2,956
3.454% due 05/25/2035 •	5,100	5,103

Castlelake Aircraft Securitization Trust
4.125% due 06/15/2043	1,752	1,768

Cent CLO Ltd.
4.247% due 10/15/2026 •	2,000	2,001

CIT Mortgage Loan Trust
3.780% due 10/25/2037 •	3,099	3,142

Citigroup Mortgage Loan Trust
6.164% due 05/25/2036 Þ	5,559	3,188

Citigroup Mortgage Loan Trust, Inc.
2.664% due 03/25/2037 •	397	367

Countrywide Asset-Backed Certificates
2.624% due 09/25/2037 ^•	3,449	2,887
2.634% due 04/25/2047 •	6,800	5,689
3.679% due 10/25/2034 •	334	333

EFS Volunteer LLC
3.284% due 07/26/2027 •	20	20

EMC Mortgage Loan Trust
3.504% due 08/25/2040 •	1,859	1,842

First Franklin Mortgage Loan Asset-Backed Certificates
3.229% due 05/25/2034 •	3,222	3,214

Flagship CLO Ltd.
3.451% due 01/16/2026 •	6,504	6,498

GSAA Trust
2.624% (US0001M + 0.220%) due 03/25/2047 ~	4,110	2,323

Halcyon Loan Advisors Funding Ltd.
3.692% due 10/22/2025 •	5,095	5,096

Home Equity Mortgage Loan Asset-Backed Trust
2.644% due 11/25/2036 •	7,344	6,105

Horizon Aircraft Finance Ltd.
3.721% due 07/15/2039 «(c)	5,000	5,012

ICG U.S. CLO Ltd.
3.451% due 01/16/2028 •	7,600	7,566

JPMorgan Mortgage Acquisition Corp.
2.794% due 05/25/2035 •	6,000	5,999

JPMorgan Mortgage Acquisition Trust
2.704% due 07/25/2036 •	1,510	1,456
2.784% due 07/25/2036 •	1,100	1,055

KDAC Aviation Finance Ltd.
4.212% due 12/15/2042	4,580	4,697

Legacy Mortgage Asset Trust
3.438% due 05/25/2059 Þ	5,211	5,262
3.750% due 04/25/2059 Þ	9,219	9,412

Lehman XS Trust
2.574% due 12/25/2036 •	1,762	1,707
5.354% due 06/25/2036 Þ	3,080	3,191

Long Beach Mortgage Loan Trust
3.304% due 06/25/2035 •	5,009	5,037

Loomis Sayles CLO Ltd.
3.497% due 04/15/2028 •	5,500	5,473

M360 Advisors LLC
4.395% due 07/24/2028	6,200	6,215

56	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Mortgage Investors Trust
4.547% due 02/25/2037 ^Þ	$13,561	$2,719

METAL LLC
4.581% due 10/15/2042	4,523	4,573

Mid-State Capital Corp. Trust
6.005% due 08/15/2037	30	33

Mid-State Trust
6.340% due 12/15/2036	4,424	4,742

Morgan Stanley ABS Capital, Inc. Trust
2.544% due 05/25/2037 •	191	171
2.654% due 07/25/2036 •	1,920	992
3.274% due 11/25/2034 •	5,864	5,926
3.654% due 07/25/2037 •	6,420	6,109

Morgan Stanley Mortgage Loan Trust
5.965% due 09/25/2046 ^Þ	3,626	2,070

Mountain View CLO Ltd.
3.397% due 10/15/2026 •	5,701	5,681

Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 Þ	691	373
6.120% due 11/25/2036 Þ	1,217	716

Residential Asset Mortgage Products Trust
4.429% due 03/25/2032 •	1,260	1,260

Residential Asset Securities Corp. Trust
4.620% due 10/25/2034 ~	68	67

S-Jets Ltd.
3.967% due 08/15/2042	5,706	5,827

Sapphire Aviation Finance Ltd.
4.250% due 03/15/2040	4,423	4,487

Saxon Asset Securities Trust
3.180% due 03/25/2035 ^•	1,530	1,498
4.154% due 12/25/2037 •	1,271	1,282

Securitized Asset-Backed Receivables LLC Trust
2.694% due 12/25/2035 •	4,579	4,523

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SLM Student Loan Trust
3.330% due 04/25/2023 •	$3,637	$3,619
3.480% due 07/25/2023 •	5,680	5,676
4.080% due 04/25/2023 •	4,117	4,161
4.280% due 07/25/2023 •	2,799	2,834

SpringCastle Funding Asset-Backed
3.200% due 05/27/2036	4,649	4,705

Sprite Ltd.
4.250% due 12/15/2037	5,016	5,146

Structured Asset Investment Loan Trust
3.109% due 03/25/2034 •	4,558	4,555

THL Credit Wind River CLO Ltd.
0.000% due 01/15/2026 •(c)	7,600	7,600

TICP CLO Ltd.
3.432% due 04/20/2028 •	8,700	8,667

Tralee CLO Ltd.
3.622% due 10/20/2027 •	8,000	8,001

Venture CLO Ltd.
3.477% due 04/15/2027	9,000	8,978

WaMu Asset-Backed Certificates WaMu Trust
2.629% due 05/25/2037 •	3,640	3,510

Wells Fargo Home Equity Asset-Backed Securities Trust
2.904% due 12/25/2035 •	2,900	2,861

WhiteHorse Ltd.
3.748% due 07/17/2026 •	2,545	2,548

Total Asset-Backed Securities (Cost $308,342)		315,774

SOVEREIGN ISSUES 0.8%

Mexico Government International Bond
5.750% due 10/12/2110	4,000	4,380

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Qatar Government International Bond
3.875% due 04/23/2023	$4,000	$4,200

Saudi Government International Bond
4.000% due 04/17/2025	9,500	10,126

Total Sovereign Issues (Cost $17,616)		18,706

SHORT-TERM INSTRUMENTS 1.5%

REPURCHASE AGREEMENTS (h) 1.4%
		34,300

U.S. TREASURY BILLS 0.1%
2.132% due 07/02/2019 - 08/20/2019 (d)(e)(k)	1,470	1,468

Total Short-Term Instruments (Cost $35,768)		35,768

Total Investments in Securities (Cost $2,487,006)		2,540,107

Total Investments 104.8% (Cost $2,487,006)		$2,540,107

Financial Derivative Instruments (i)(j) (0.0)% (Cost or Premiums, net $2,022)		(502)

Other Assets and Liabilities, net (4.8)%		(116,680)

Net Assets 100.0%		$2,422,925

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
MBC	2.680%	06/28/2019	07/01/2019	$34,300	U.S. Treasury Notes 2.250% due 04/30/2024	$(35,417)	$34,300	$34,308

Total Repurchase Agreements						$(35,417)	$34,300	$34,308

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	57

Schedule of Investments PIMCO Active Bond Exchange-Traded Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
MBC	$34,308	$0	$0	0	$34,308	$(35,417)	$(1,109)

Total Borrowings and Other Financing Transactions	$34,308	$0	$0	0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

The average amount of borrowings outstanding during the period ended June 30, 2019 was $(155,595) at a weighted average interest rate of 2.310%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 5-Year Note August 2019 Futures	$116.750	07/26/2019	250	$250	$(39)	$(10)
Call - CBOT U.S. Treasury 5-Year Note August 2019 Futures	118.500	07/26/2019	250	250	(54)	(66)
Put - CBOT U.S. Treasury 10-Year Note August 2019 Futures	126.500	07/26/2019	175	175	(35)	(25)
Call - CBOT U.S. Treasury 10-Year Note August 2019 Futures	129.000	07/26/2019	175	175	(38)	(46)

Total Written Options					$(166)	$(147)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar September Futures	09/2019	2,700	$661,466	$639	$0	$(68)
U.S. Treasury Ultra Long-Term Bond September Futures	09/2019	753	133,705	2,278	0	(141)

				$2,917	$0	$(209)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Ultra September Futures	09/2019	350	$(48,344)	$(116)	$0	$(11)

Total Futures Contracts				$2,801	$0	$(220)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Ford Motor Credit Co. LLC	5.000%	Quarterly	06/20/2022	1.204%	$10,100	$1,710	$(593)	$1,117	$20	$0
General Electric Co.	1.000	Quarterly	06/20/2024	0.928	12,450	(29)	75	46	8	0
General Motors Co.	5.000	Quarterly	06/20/2022	0.748	6,000	988	(240)	748	4	0
Navient Corp.	5.000	Quarterly	06/20/2022	1.477	6,000	392	222	614	10	0

						$3,061	$(536)	$2,525	$42	$0

58	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2019

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.EM-29 5-Year Index	1.000%	Quarterly	06/20/2023	$1,200	$(56)	$31	$(25)	$0	$0
CDX.EM-30 5-Year Index	1.000	Quarterly	12/20/2023	9,100	(423)	164	(259)	1	0
CDX.EM-31 5-Year Index	1.000	Quarterly	06/20/2024	300	(10)	1	(9)	0	0

					$(489)	$196	$(293)	$1	$0

Total Swap Agreements					$2,572	$(340)	$2,232	$43	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$43	$43	$(147)	$(220)	$0	$(367)

Cash of $17,094 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	07/2019	EUR	354		$397	$0	$(5)
	08/2019		$3,938	ARS	175,765	0	(27)

Total Forward Foreign Currency Contracts						$0	$(32)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GST	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400%	09/18/2019	4,000	$(7)	$0

Total Written Options						$(7)	$0

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	59

Schedule of Investments PIMCO Active Bond Exchange-Traded Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BPS	Mexico Government International Bond	1.000%	Quarterly	12/20/2023	1.002%	$700	$(11)	$11	$0	$0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.110	400	(7)	5	0	(2)

CBK	Colombia Government International Bond	1.000	Quarterly	12/20/2022	0.597	2,800	(36)	75	39	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	0.912	2,200	(22)	32	10	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.110	300	(5)	4	0	(1)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	2.930	5,000	(252)	(16)	0	(268)

GST	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.804	2,800	(42)	66	24	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.866	300	(3)	5	2	0
	Springleaf Finance Corp.	5.000	Quarterly	06/20/2022	1.026	500	43	15	58	0

HUS	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.002	1,100	(16)	16	0	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.110	1,500	(24)	17	0	(7)

JPM	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.110	100	(2)	1	0	(1)

Total Swap Agreements							$(377)	$231	$133	$(279)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BPS	$0	$0	$0	$0	$(32)	$0	$(2)	$(34)	$(34)	$0	$(34)
CBK	0	0	49	49	0	0	(269)	(269)	(220)	279	59
GST	0	0	84	84	0	0	0	0	84	0	84
HUS	0	0	0	0	0	0	(7)	(7)	(7)	(300)	(307)
JPM	0	0	0	0	0	0	(1)	(1)	(1)	0	(1)

Total Over the Counter	$0	$0	$133	$133	$(32)	$0	$(279)	$(311)

(k)

Securities with an aggregate market value of $279 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

60	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2019

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$43	$0	$0	$0	$43
Over the counter
Swap Agreements	0	133	0	0	0	133

	$0	$176	$0	$0	$0	$176

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$147	$147
Futures	0	0	0	0	220	220

	$0	$0	$0	$0	$367	$367

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$32	$0	$32
Swap Agreements	0	279	0	0	0	279

	$0	$279	$0	$32	$0	$311

	$0	$279	$0	$32	$367	$678

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$7,026	$7,026
Swap Agreements	0	1,969	0	0	69	2,038

	$0	$1,969	$0	$0	$7,095	$9,064

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$460	$0	$460
Written Options	0	295	0	0	96	391
Swap Agreements	0	320	0	0	0	320

	$0	$615	$0	$460	$96	$1,171

	$0	$2,584	$0	$460	$7,191	$10,235

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$19	$19
Futures	0	0	0	0	2,802	2,802
Swap Agreements	0	(504)	0	0	701	197

	$0	$(504)	$0	$0	$3,522	$3,018

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$21	$0	$21
Written Options	0	7	0	0	37	44
Swap Agreements	0	97	0	0	0	97

	$0	$104	$0	$21	$37	$162

	$0	$(400)	$0	$21	$3,559	$3,180

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	61

Schedule of Investments PIMCO Active Bond Exchange-Traded Fund (Cont.)

June 30, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$8,710	$12,388	$21,098
Corporate Bonds & Notes
Banking & Finance	0	481,510	0	481,510
Industrials	0	184,237	0	184,237
Utilities	0	26,868	0	26,868
Municipal Bonds & Notes
California	0	5,145	0	5,145
Florida	0	8,145	0	8,145
Illinois	0	8,024	0	8,024
New Jersey	0	1,016	0	1,016
New York	0	1,249	0	1,249
Texas	0	2,713	0	2,713
Virginia	0	989	0	989
West Virginia	0	3,585	0	3,585
U.S. Government Agencies	0	1,274,027	0	1,274,027
U.S. Treasury Obligations	0	17,282	0	17,282
Non-Agency Mortgage-Backed Securities	0	133,971	0	133,971
Asset-Backed Securities	0	304,239	11,535	315,774
Sovereign Issues	0	18,706	0	18,706
Short-Term Instruments
Repurchase Agreements	0	34,300	0	34,300
U.S. Treasury Bills	0	1,468	0	1,468

Total Investments	$0	$2,516,184	$23,923	$2,540,107

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$43	$0	$43
Over the counter	0	133	0	133

	$0	$176	$0	$176

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(220)	(147)	0	(367)
Over the counter	0	(311)	0	(311)

	$(220)	$(458)	$0	$(678)

Total Financial Derivative Instruments	$(220)	$(282)	$0	$(502)

Totals	$(220)	$2,515,902	$23,923	$2,539,605

There were no significant transfers into or out of Level 3 during the period ended June 30, 2019.

62	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Enhanced Low Duration Active Exchange-Traded Fund

June 30, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 126.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

Qatar National Bank SAQ
3.420% (LIBOR03M + 0.900%) due 12/22/2020 «~	$1,000	$999

Total Loan Participations and Assignments (Cost $995)		999

CORPORATE BONDS & NOTES 74.9%

BANKING & FINANCE 33.2%

ADCB Finance Cayman Ltd.
2.625% due 03/10/2020	2,000	1,999

AerCap Ireland Capital DAC
3.950% due 02/01/2022	250	257
4.450% due 12/16/2021	500	519
4.625% due 10/30/2020	1,800	1,846
5.000% due 10/01/2021	500	524

AIG Global Funding
2.800% (US0003M + 0.480%) due 07/02/2020 ~	1,500	1,505

Air Lease Corp.
2.500% due 03/01/2021	600	601
2.750% due 01/15/2023	1,300	1,299
4.750% due 03/01/2020	500	507

Aircastle Ltd.
5.125% due 03/15/2021	1,000	1,037
5.500% due 02/15/2022	1,200	1,272
6.250% due 12/01/2019	900	913

Ally Financial, Inc.
3.750% due 11/18/2019	100	100
4.125% due 02/13/2022	200	205
4.625% due 05/19/2022	300	313
7.500% due 09/15/2020	200	211
8.000% due 03/15/2020	400	414

American Tower Corp.
2.250% due 01/15/2022	600	598
2.800% due 06/01/2020	500	501
3.300% due 02/15/2021	400	405
3.375% due 05/15/2024	1,000	1,029
3.450% due 09/15/2021	400	408

Aozora Bank Ltd.
2.750% due 03/09/2020	800	800
3.810% due 09/07/2021	2,500	2,556

Assurant, Inc.
3.583% (US0003M + 1.250%) due 03/26/2021 ~	400	400

Athene Global Funding
3.826% (US0003M + 1.230%) due 07/01/2022 ~	2,500	2,523

Aviation Capital Group LLC
2.875% due 01/20/2022 (d)	2,820	2,840
4.125% due 08/01/2025	400	417

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023	600	641

Axis Bank Ltd.
3.250% due 05/21/2020	700	702

Barclays PLC
2.750% due 11/08/2019	1,500	1,499
4.655% (US0003M + 2.110%) due 08/10/2021 ~(d)	2,000	2,045

BGC Partners, Inc.
5.125% due 05/27/2021	250	259

BOC Aviation Ltd.
2.375% due 09/15/2021	200	198
3.000% due 03/30/2020	450	451
3.000% due 05/23/2022	500	501
3.458% (US0003M + 1.125%) due 09/26/2023 ~	1,500	1,505
3.626% (US0003M + 1.050%) due 05/02/2021 ~	500	503

Cantor Fitzgerald LP
6.500% due 06/17/2022	400	430
7.875% due 10/15/2019	1,500	1,519

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CIT Group, Inc.
5.000% due 08/15/2022	$100	$106

Citibank N.A.
2.844% due 05/20/2022 •(d)	3,000	3,024

Citigroup, Inc.
3.531% (US0003M + 0.950%) due 07/24/2023 ~	200	201

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022	250	259

Danske Bank A/S
2.750% due 09/17/2020	2,500	2,500
3.030% (US0003M + 0.510%) due 03/02/2020 ~	600	599
3.496% (US0003M + 1.060%) due 09/12/2023 ~	1,400	1,361

First Abu Dhabi Bank PJSC
2.250% due 02/11/2020	1,000	998
3.000% due 08/13/2019	700	700

Five Corners Funding Trust
4.419% due 11/15/2023	400	429

Ford Motor Credit Co. LLC
2.681% due 01/09/2020	2,000	1,999
3.484% (US0003M + 0.880%) due 10/12/2021 ~	200	197
5.750% due 02/01/2021	500	521

General Motors Financial Co., Inc.
3.442% (US0003M + 0.850%) due 04/09/2021 ~	1,000	1,000
3.550% due 07/08/2022	1,500	1,527
3.700% due 11/24/2020	1,000	1,013

Goldman Sachs Group, Inc.
3.363% (US0003M + 0.780%) due 10/31/2022 ~	1,100	1,101
3.696% (US0003M + 1.110%) due 04/26/2022 ~	1,000	1,009
4.197% (US0003M + 1.600%) due 07/15/2020 ~	1,000	1,009

Goodman HK Finance
4.375% due 06/19/2024	1,000	1,050

Harley-Davidson Financial Services, Inc.
2.400% due 06/15/2020 (d)	3,500	3,489

Hartford Financial Services Group, Inc.
5.500% due 03/30/2020	500	511

HSBC Holdings PLC
3.520% (US0003M + 1.000%) due 05/18/2024 ~	2,000	2,006
4.098% (US0003M + 1.500%) due 01/05/2022 ~	2,000	2,045

ICICI Bank Ltd.
3.125% due 08/12/2020	1,465	1,469

ING Groep NV
3.480% (US0003M + 1.150%) due 03/29/2022 ~	1,500	1,519

International Lease Finance Corp.
8.250% due 12/15/2020	200	216
8.625% due 01/15/2022	500	571

JPMorgan Chase & Co.
3.012% (US0003M + 0.610%) due 06/18/2022 ~	1,100	1,102
6.053% (US0003M + 3.470%) due 07/30/2019 ~(b)	1,117	1,116

Lloyds Banking Group PLC
3.186% (US0003M + 0.800%) due 06/21/2021 ~	900	901

Mitsubishi UFJ Financial Group, Inc.
3.236% (US0003M + 0.650%) due 07/26/2021 ~	505	507
3.446% (US0003M + 0.860%) due 07/26/2023 ~(d)	2,000	2,004

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.250% due 09/07/2021	200	199
3.406% due 02/28/2022	500	511

Mizuho Financial Group, Inc.
3.331% (US0003M + 0.880%) due 09/11/2022 ~	500	503

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.590% (US0003M + 1.140%) due 09/13/2021 ~	$2,500	$2,533
4.084% (US0003M + 1.480%) due 04/12/2021 ~	400	407

Morgan Stanley
3.772% (US0003M + 1.180%) due 01/20/2022 ~	400	404

Nationwide Building Society
3.622% due 04/26/2023 •	1,600	1,630
6.250% due 02/25/2020	150	154

Natwest Markets PLC
5.625% due 08/24/2020	500	516

Navient Corp.
5.000% due 10/26/2020	300	307
5.875% due 03/25/2021	200	208
6.625% due 07/26/2021	200	212
7.250% due 01/25/2022	200	216
8.000% due 03/25/2020	2,500	2,594

Nissan Motor Acceptance Corp.
2.150% due 09/28/2020	1,600	1,591
2.987% (US0003M + 0.390%) due 07/13/2020 ~	1,200	1,200
3.016% (US0003M + 0.630%) due 09/21/2021 ~	500	500
3.247% (US0003M + 0.650%) due 07/13/2022 ~	1,680	1,672

ORIX Corp.
2.650% due 04/13/2021	500	501
2.900% due 07/18/2022	500	508
2.950% due 07/23/2020	500	503
3.200% due 01/19/2022	500	509

QNB Finance Ltd.
3.885% (US0003M + 1.350%) due 02/12/2020 ~	700	702
3.985% (US0003M + 1.450%) due 08/11/2021 ~	600	602

Reckson Operating Partnership LP
7.750% due 03/15/2020	2,000	2,071

Royal Bank of Scotland Group PLC
3.899% (US0003M + 1.550%) due 06/25/2024 ~	580	579
3.988% (US0003M + 1.470%) due 05/15/2023 ~	2,830	2,823

Santander Holdings USA, Inc.
2.650% due 04/17/2020	200	200

Santander UK Group Holdings PLC
2.875% due 08/05/2021	800	802

Santander UK PLC
3.400% due 06/01/2021	1,000	1,017

SBA Tower Trust
3.156% due 10/10/2045	1,600	1,604

Sinochem Overseas Capital Co. Ltd.
4.500% due 11/12/2020	1,000	1,026

SL Green Operating Partnership LP
3.505% (US0003M + 0.980%) due 08/16/2021 ~	200	200

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021	1,510	1,510
3.000% due 07/15/2022	200	203
3.550% due 04/15/2024	1,500	1,544
4.125% due 07/15/2023	900	942

Springleaf Finance Corp.
6.125% due 05/15/2022	1,300	1,401
7.750% due 10/01/2021	800	878
8.250% due 12/15/2020	950	1,022

Starwood Property Trust, Inc.
3.625% due 02/01/2021	1,000	1,000

State Bank of India
3.539% (US0003M + 0.950%) due 04/06/2020 ~	1,300	1,303

Swedbank AB
3.128% (US0003M + 0.700%) due 03/14/2022 ~	700	694

Synchrony Bank
2.955% (US0003M + 0.625%) due 03/30/2020 ~	600	601

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	63

Schedule of Investments PIMCO Enhanced Low Duration Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Synchrony Financial
3.000% due 08/15/2019	$1,091	$1,091

UBS Group Funding Switzerland AG
4.109% due 02/01/2022 •	1,700	1,740

		117,244

INDUSTRIALS 32.6%

Altria Group, Inc.
3.490% due 02/14/2022	1,000	1,028

Andeavor Logistics LP
5.500% due 10/15/2019	2,000	2,009

Arrow Electronics, Inc.
3.500% due 04/01/2022	900	915

Bacardi Ltd.
4.500% due 01/15/2021	3,000	3,070

BAT Capital Corp.
3.398% (US0003M + 0.880%) due 08/15/2022 ~	2,600	2,608

BAT International Finance PLC
2.750% due 06/15/2020	1,000	1,002

Bayer U.S. Finance LLC
2.375% due 10/08/2019	2,035	2,033

Becton Dickinson and Co.
2.675% due 12/15/2019	1,623	1,624

Boral Finance Pty. Ltd.
3.000% due 11/01/2022	400	400

Boston Scientific Corp.
3.450% due 03/01/2024	500	523

Broadcom Corp.
2.375% due 01/15/2020	1,200	1,198
3.000% due 01/15/2022 (d)	2,000	2,008

Broadcom, Inc.
4.250% due 04/15/2026	600	608

Central Nippon Expressway Co. Ltd.
2.849% due 03/03/2022	1,000	1,012
3.278% (US0003M + 0.850%) due 09/14/2021 ~	500	504
3.330% due 03/03/2022 •	500	503

Charter Communications Operating LLC
3.579% due 07/23/2020	500	505
4.229% (US0003M + 1.650%) due 02/01/2024 ~	500	502
4.464% due 07/23/2022	1,500	1,576

Cigna Corp.
3.750% due 07/15/2023	1,000	1,041

CK Hutchison International Ltd.
3.250% due 04/11/2024	1,100	1,129

Conagra Brands, Inc.
4.600% due 11/01/2025	500	544

Continental Airlines Pass-Through Trust
5.983% due 10/19/2023	1,333	1,415
7.250% due 05/10/2021	426	432

Cox Communications, Inc.
3.250% due 12/15/2022	300	306

Crown Castle Towers LLC
3.222% due 05/15/2042	800	810

CVS Health Corp.
3.173% (US0003M + 0.720%) due 03/09/2021 ~	1,500	1,507
3.350% due 03/09/2021	800	811

Daimler Finance North America LLC
2.965% (US0003M + 0.430%) due 02/12/2021 ~(d)	4,750	4,746

Dell International LLC
4.420% due 06/15/2021	400	412
4.900% due 10/01/2026	1,100	1,148
5.450% due 06/15/2023	500	539

Delta Air Lines, Inc.
3.625% due 03/15/2022	900	916

Deutsche Telekom International Finance BV
1.950% due 09/19/2021	1,050	1,039

DISH DBS Corp.
7.875% due 09/01/2019	1,300	1,308

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dominion Energy Gas Holdings LLC
3.010% (US0003M + 0.600%) due 06/15/2021 ~	$300	$301

Energy Transfer Operating LP
4.150% due 10/01/2020	500	509
4.250% due 03/15/2023	500	522

Energy Transfer Partners LP
5.750% due 09/01/2020	200	206

Equifax, Inc.
3.388% (US0003M + 0.870%) due 08/15/2021 ~	800	798
3.600% due 08/15/2021	1,200	1,223

Fortune Brands Home & Security, Inc.
3.000% due 06/15/2020	1,480	1,485

Fresenius Medical Care U.S. Finance, Inc.
5.625% due 07/31/2019	1,400	1,403

GATX Corp.
3.285% (US0003M + 0.720%) due 11/05/2021 ~	500	498

General Electric Co.
2.700% due 10/09/2022	800	799
4.375% due 09/16/2020	500	511
5.000% due 01/21/2021 •(b)	1,200	1,153
6.000% due 08/07/2019	500	502

General Mills, Inc.
6.610% due 10/15/2022	500	527

HCA, Inc.
6.500% due 02/15/2020	3,300	3,376

Holcim U.S. Finance SARL & Cie SCS
6.000% due 12/30/2019	950	963

Hyundai Capital America
1.750% due 09/27/2019	800	798
2.600% due 03/19/2020	1,000	1,000
3.529% (US0003M + 0.940%) due 07/08/2021 ~	900	901

Imperial Brands Finance PLC
2.950% due 07/21/2020	1,970	1,976

Incitec Pivot Finance LLC
6.000% due 12/10/2019	600	608

Kansas City Southern
3.000% due 05/15/2023	1,100	1,117

Kinder Morgan Energy Partners LP
6.500% due 04/01/2020	169	174

KLA-Tencor Corp.
3.375% due 11/01/2019	100	100

Komatsu Finance America, Inc.
2.118% due 09/11/2020	1,520	1,513

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	122	124

Lear Corp.
5.250% due 01/15/2025 (d)	2,800	2,905

Masco Corp.
7.125% due 03/15/2020	39	40

MGM Resorts International
6.750% due 10/01/2020	1,000	1,048

Mylan NV
3.150% due 06/15/2021	2,000	2,001
3.750% due 12/15/2020	1,000	1,009

NXP BV
4.125% due 06/01/2021	1,100	1,128
4.625% due 06/15/2022	2,000	2,100

Pacific National Finance Pty. Ltd.
4.625% due 09/23/2020	911	929
6.000% due 04/07/2023	1,000	1,091

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022	2,800	2,963

Penske Truck Leasing Co. LP
3.300% due 04/01/2021	700	709
3.375% due 02/01/2022	1,000	1,020
3.450% due 07/01/2024	1,000	1,031

Reynolds American, Inc.
4.000% due 06/12/2022	700	726

Rockies Express Pipeline LLC
5.625% due 04/15/2020	2,965	3,028

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ryder System, Inc.
2.875% due 06/01/2022	$900	$910

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	1,700	1,766
6.250% due 03/15/2022	500	543

Shire Acquisitions Investments Ireland DAC
2.875% due 09/23/2023	800	808

Sky Ltd.
2.625% due 09/16/2019	900	900

Smithfield Foods, Inc.
2.700% due 01/31/2020	2,500	2,495

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	563	564

Syngenta Finance NV
3.698% due 04/24/2020	1,500	1,511
3.933% due 04/23/2021	1,200	1,222

Takeda Pharmaceutical Co. Ltd.
2.450% due 01/18/2022	1,000	995

Tencent Holdings Ltd.
3.491% (US0003M + 0.910%) due 04/11/2024 ~	600	601

Teva Pharmaceutical Finance Netherlands BV
1.700% due 07/19/2019	700	698
2.200% due 07/21/2021	2,600	2,477

Time Warner Cable LLC
5.000% due 02/01/2020	500	507

Volkswagen Group of America Finance LLC
3.305% (US0003M + 0.770%) due 11/13/2020 ~	2,049	2,057
4.000% due 11/12/2021	1,700	1,755

Wabtec Corp.
3.710% (US0003M + 1.050%) due 09/15/2021 ~	300	299

WestJet Airlines Ltd.
3.500% due 06/16/2021	1,050	1,056

Woodside Finance Ltd.
3.650% due 03/05/2025	100	103
3.700% due 09/15/2026	200	203
4.600% due 05/10/2021	1,800	1,855

Woolworths Group Ltd.
4.000% due 09/22/2020	300	305

ZF North America Capital, Inc.
4.000% due 04/29/2020	3,133	3,150

Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020	1,000	1,001
3.375% due 11/30/2021	500	509

		114,836

UTILITIES 9.1%

AT&T, Inc.
3.000% due 06/30/2022	500	509
3.418% (US0003M + 0.890%) due 02/15/2023 ~	1,100	1,089
3.616% (US0003M + 1.180%) due 06/12/2024 ~	2,000	2,026

China Shenhua Overseas Capital Co. Ltd.
3.125% due 01/20/2020	2,985	2,990

Chugoku Electric Power Co., Inc.
2.701% due 03/16/2020	200	200

Duke Energy Corp.
3.028% (US0003M + 0.500%) due 05/14/2021 ~	600	602

Duquesne Light Holdings, Inc.
5.900% due 12/01/2021	500	534
6.400% due 09/15/2020	200	209

Edison International
2.125% due 04/15/2020 (d)	3,300	3,286

Enel Finance International NV
4.250% due 09/14/2023	200	210

FirstEnergy Corp.
2.850% due 07/15/2022	970	983

Israel Electric Corp. Ltd.
9.375% due 01/28/2020	1,500	1,559

64	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NextEra Energy Capital Holdings, Inc.
2.921% (US0003M + 0.400%) due 08/21/2020 ~	$500	$500
3.071% (US0003M + 0.550%) due 08/28/2021 ~	1,500	1,500

Pennsylvania Electric Co.
5.200% due 04/01/2020	1,000	1,017

Plains All American Pipeline LP
5.750% due 01/15/2020	1,500	1,522

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020	417	425

Sempra Energy
2.847% (US0003M + 0.250%) due 07/15/2019 ~	553	553
3.097% (US0003M + 0.500%) due 01/15/2021 ~	2,500	2,492

Sinopec Group Overseas Development Ltd.
2.250% due 09/13/2020	500	499
2.500% due 04/28/2020	2,000	2,000

Sprint Corp.
7.250% due 09/15/2021	2,800	2,982

Verizon Communications, Inc.
3.618% (US0003M + 1.100%) due 05/15/2025 ~	1,000	1,014

Vodafone Group PLC
3.591% (US0003M + 0.990%) due 01/16/2024 ~(d)	3,400	3,411

		32,112

Total Corporate Bonds & Notes (Cost $261,871)		264,192

U.S. GOVERNMENT AGENCIES 10.3%

Fannie Mae
4.000% due 09/01/2039 - 03/01/2047	1,554	1,629
5.000% due 04/01/2033 - 07/01/2044	764	803
5.000% due 01/01/2034 - 09/01/2047 (d)	3,358	3,504
5.150% due 05/01/2035	83	85
5.350% due 02/01/2035 - 01/01/2038	689	724
5.450% due 04/01/2036	140	150
5.500% due 12/01/2028 - 07/01/2050	1,113	1,168
5.500% due 04/01/2037 - 02/01/2038 (d)	1,619	1,740
6.000% due 09/01/2028 - 04/01/2048	933	1,011
6.000% due 01/01/2039 - 09/01/2039 (d)	1,044	1,119
6.500% due 03/01/2026 - 09/01/2048	526	577
6.500% due 07/01/2036 (d)	444	498

Fannie Mae UMBS
4.250% due 11/01/2035 - 01/01/2036	339	352
4.750% due 09/01/2034 - 02/01/2035	329	347
4.750% due 04/01/2036 (d)	441	472
5.340% due 09/01/2029	73	78
5.500% due 05/01/2021	3	3
6.000% due 06/01/2031	3	4
6.500% due 09/01/2021 - 02/01/2022	5	6

Freddie Mac
2.000% due 02/01/2028 - 04/01/2028	11	11
4.500% due 12/01/2019 - 07/01/2021	18	18
5.000% due 07/01/2019 - 02/01/2038	1,001	1,045
5.400% due 09/01/2037 - 11/01/2038	570	609
5.490% due 10/01/2038	32	34
5.500% due 11/01/2021 - 06/01/2047	1,483	1,546
5.500% due 09/01/2038 - 05/01/2041 (d)	2,127	2,270

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.550% due 06/01/2037 - 07/01/2037	$244	$263
5.650% due 01/01/2037	43	46
6.000% due 02/01/2028 - 06/01/2037	163	170
6.000% due 01/01/2034 (d)	635	678
6.500% due 08/01/2022 - 10/17/2038	708	778
7.000% due 05/01/2029 - 10/01/2037	103	106
10.500% due 08/01/2019 - 12/01/2020	3	3
11.000% due 01/01/2020 - 10/01/2020	1	0

Freddie Mac UMBS
3.500% due 05/01/2049 (d)	4,050	4,141

Ginnie Mae
3.000% due 11/20/2046	205	209
3.394% due 08/16/2039 •	9	9
3.500% due 05/20/2042 - 09/20/2044	720	742
3.700% due 04/15/2042	214	222
3.740% due 03/20/2042 - 07/20/2042	274	282
3.750% due 04/15/2042 - 03/20/2044	271	282
4.000% due 04/20/2040 (d)	1,076	1,084
4.000% due 11/20/2040 - 06/20/2043	1,139	1,181
4.500% due 08/20/2038 - 01/20/2042	1,518	1,598
4.500% due 11/20/2048 (d)	1,972	2,060
5.000% due 02/20/2039	13	13
5.350% due 12/15/2036 - 01/15/2038	793	843
5.400% due 12/20/2038 - 06/20/2039	318	335
5.500% due 03/20/2034 - 08/20/2041	626	652
6.000% due 09/20/2038	79	85
6.500% due 09/20/2025 - 07/20/2039	117	126
7.000% due 09/15/2024 - 06/20/2039	706	751

Total U.S. Government Agencies (Cost $36,727)		36,462

U.S. TREASURY OBLIGATIONS 21.9%

U.S. Treasury Inflation Protected Securities (a)
0.875% due 01/15/2029	810	852

U.S. Treasury Notes
2.250% due 03/31/2021	31,400	31,641
2.500% due 02/28/2021	44,200	44,693

Total U.S. Treasury Obligations (Cost $77,153)		77,186

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.6%

Bancorp Commercial Mortgage Trust
3.394% due 03/15/2036 •	496	496

Bear Stearns Adjustable Rate Mortgage Trust
4.740% due 02/25/2033 ~	2	2

Bear Stearns ALT-A Trust
4.625% due 05/25/2035 ~	63	65

BX Trust
3.274% due 07/15/2034 •	594	595

Chase Mortgage Finance Trust
4.685% due 02/25/2037 ~	1,024	1,072

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.634% due 10/25/2035 •	471	472

CLNS Trust
3.212% due 06/11/2032 •	2,000	2,003

Exantas Capital Corp.
3.394% due 04/15/2036 •	1,100	1,104

First Horizon Alternative Mortgage Securities Trust
4.352% due 02/25/2035 ~	503	502

GSR Mortgage Loan Trust
4.328% due 08/25/2033 •	149	153
4.898% due 09/25/2035 ~	19	20

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Holmes Master Issuer PLC
3.017% due 10/15/2054 •	$1,600	$1,599

Impac CMB Trust
3.044% due 03/25/2035 •	217	216

JPMorgan Chase Commercial Mortgage Securities Trust
3.379% due 09/15/2050	300	311

JPMorgan Mortgage Trust
4.536% due 07/25/2035 ~	555	571

Lanark Master Issuer PLC
3.295% due 12/22/2069	2,400	2,407

MASTR Adjustable Rate Mortgages Trust
4.837% due 04/21/2034 ~	43	44

Merrill Lynch Mortgage Investors Trust
2.864% due 04/25/2029 •	379	378
4.428% due 12/25/2035 ~	603	604

New Residential Mortgage Loan Trust
4.500% due 05/25/2058	259	275

Nomura Resecuritization Trust
4.045% due 04/26/2037 ~	283	287

PFP Ltd.
3.371% due 04/14/2036 •	2,500	2,507

Sequoia Mortgage Trust
2.583% due 07/20/2036 •	1,748	1,704
3.043% due 06/20/2033 •	3	3
3.156% due 11/22/2024 •	4	4

Silverstone Master Issuer PLC
3.148% due 01/21/2070	200	201

Structured Asset Mortgage Investments Trust
2.970% due 07/19/2034 •	8	8
3.050% due 09/19/2032 •	17	17

Thornburg Mortgage Securities Trust
4.616% due 04/25/2045 ~	120	123

VMC Finance LLC
3.314% due 10/15/2035 •	1,957	1,962

WaMu Mortgage Pass-Through Certificates Trust
2.714% due 01/25/2045 •	24	24
2.804% due 06/25/2044 •	1,002	1,021
2.834% due 10/25/2045 •	188	187
3.484% due 06/25/2046 •	51	50
3.597% due 07/25/2037 ^~	699	639
4.697% due 06/25/2033 ~	3	3

Wells Fargo Mortgage-Backed Securities Trust
4.766% due 10/25/2035 ~	33	34
4.843% due 06/25/2035 ~	3	3

Wells Fargo-RBS Commercial Mortgage Trust
3.844% due 06/15/2044 •	1,476	1,495

Total Non-Agency Mortgage-Backed Securities (Cost $22,929)		23,161

ASSET-BACKED SECURITIES 10.8%

Apidos CLO
3.572% due 01/19/2025 •	99	100

Arbor Realty Commercial Real Estate Notes Ltd.
3.650% due 05/15/2037 •	300	300

Barings BDC Static CLO Ltd.
3.544% due 04/15/2027 •	1,600	1,600

Bayview Opportunity Master Fund Trust
3.967% due 03/28/2034 Þ	940	949
4.213% due 10/29/2033 Þ	298	302

Bear Stearns Asset-Backed Securities Trust
2.894% due 09/25/2035 •	1,500	1,501
3.204% due 10/27/2032 •	39	38
3.304% due 08/25/2034 •	770	773

Bear Stearns Second Lien Trust
3.754% due 01/25/2036 •	2,000	2,011

BlueMountain CLO Ltd.
3.927% due 04/13/2027 •	300	300

Cent CLO Ltd.
3.912% due 10/29/2025 •	201	201

Chase Funding Trust
3.004% due 07/25/2033 •	210	206

CIFC Funding Ltd.
3.440% due 10/25/2027 •	300	299

Crown Point CLO Ltd.
3.528% due 07/17/2028	700	697

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	65

Schedule of Investments PIMCO Enhanced Low Duration Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Drug Royalty LP
5.637% due 07/15/2023 •	$28	$29

Dryden Senior Loan Fund
3.497% due 10/15/2027 •	300	300

First Franklin Mortgage Loan Trust
2.564% due 04/25/2036 •	1,904	1,863
3.154% due 11/25/2034 •	256	256
3.334% due 07/25/2034 •	1,198	1,204

GSAA Home Equity Trust
2.674% (US0001M + 0.270%) due 07/25/2037 ~	582	568

GSAMP Trust
2.664% due 06/25/2036 •	1,000	971

LCM LP
3.632% due 10/20/2027 •	500	500

LoanCore Issuer Ltd.
3.524% due 05/09/2036 •	600	602

Navient Private Education Loan Trust
3.594% due 12/15/2028 •	576	582

New Century Home Equity Loan Trust
3.334% due 11/25/2034 •	567	570

NovaStar Mortgage Funding Trust
3.064% due 01/25/2036 •	1,000	1,000

Palmer Square Loan Funding Ltd.
3.493% due 04/20/2027 •	1,600	1,602

RAAC Trust
2.954% due 01/25/2046 •	1,000	998

Residential Asset Mortgage Products Trust
3.084% due 05/25/2035 •	500	502

Residential Asset Securities Corp. Trust
3.274% due 05/25/2035 •	291	292
3.454% due 06/25/2035 •	1,528	1,534

Saxon Asset Securities Trust
2.709% due 05/25/2035 •	195	188

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SBA Tower Trust
2.898% due 10/15/2044 Þ	$1,000	$1,000

Securitized Asset-Backed Receivables LLC Trust
3.079% due 01/25/2035 •	333	331

SLM Student Loan Trust
3.330% due 04/25/2023 •	491	489
4.080% due 04/25/2023 •	308	312
4.280% due 07/25/2023 •	267	270

SMB Private Education Loan Trust
2.980% due 07/15/2027	1,342	1,356

SoFi Professional Loan Program LLC
3.020% due 02/25/2040	253	256

Soundview Home Loan Trust
3.079% due 06/25/2035 •	1,068	1,070

SpringCastle Funding Asset-Backed
3.200% due 05/27/2036	678	686

Starwood Waypoint Homes Trust
3.344% due 01/17/2035 •	973	973

Structured Asset Investment Loan Trust
2.954% due 09/25/2034 •	1,980	1,948

Structured Asset Securities Corp. Mortgage Loan Trust
2.539% due 07/25/2036 •	1,562	1,534

Towd Point Mortgage Trust
3.004% due 02/25/2057 •	574	574

Tralee CLO Ltd.
3.702% due 10/20/2028 •	1,000	997

Vericrest Opportunity Loan Transferee LLC
3.125% due 09/25/2047 Þ	651	654

WhiteHorse Ltd.
3.518% due 04/17/2027 •	1,000	998
3.748% due 07/17/2026 •	268	268

Zais CLO Ltd.
3.747% due 04/15/2028 •	1,500	1,503

Total Asset-Backed Securities (Cost $37,782)		38,057

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.5%

Export-Import Bank of India
2.750% due 04/01/2020	$800	$801
3.522% (US0003M + 1.000%) due 08/21/2022 ~	1,000	1,001

Total Sovereign Issues (Cost $1,791)		1,802

SHORT-TERM INSTRUMENTS 1.3%

COMMERCIAL PAPER 1.0%

Ford Motor Credit Co. LLC
3.350% due 01/21/2020	2,200	2,160

Syngenta Wilmington, Inc.
3.280% due 07/08/2019	1,500	1,499

		3,659

REPURCHASE AGREEMENTS (c) 0.3%
		895

Total Short-Term Instruments (Cost $4,552)		4,554

Total Investments in Securities (Cost $443,800)		446,413

Total Investments 126.6% (Cost $443,800)		$446,413

Financial Derivative Instruments (e)(f) 0.0% (Cost or Premiums, net $(2,042))		175

Other Assets and Liabilities, net (26.6)%		(94,074)

Net Assets 100.0%		$352,514

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Principal amount of security is adjusted for inflation.
(b)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	06/28/2019	07/01/2019	$895	U.S. Treasury Notes 2.375% due 03/15/2022	$(917)	$895	$895

Total Repurchase Agreements						$(917)	$895	$895

66	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2019

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	2.640%	06/13/2019	07/15/2019	$(10,269)	$(10,283)
CSN	2.680	06/20/2019	07/22/2019	(6,538)	(6,543)
FOB	2.700	06/20/2019	07/22/2019	(11,522)	(11,532)
RDR	2.630	06/20/2019	07/22/2019	(7,782)	(7,788)
	2.670	06/06/2019	07/09/2019	(9,124)	(9,141)

Total Reverse Repurchase Agreements					$(45,287)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(10,283)	$0	$0	$(10,283)	$10,738	$455
CSN	0	(6,543)	0	0	(6,543)	6,826	283
FICC	895	0	0	0	895	(917)	(22)
FOB	0	(11,532)	0	0	(11,532)	12,055	523
RDR	0	(16,929)	0	0	(16,929)	17,704	775

Total Borrowings and Other Financing Transactions	$895	$(45,287)	$0	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(28,461)	$0	$0	$(28,461)
U.S. Government Agencies	0	(16,826)	0	0	(16,826)

Total Borrowings	$0	$(45,287)	$0	$0	$(45,287)

Payable for reverse repurchase agreements					$(45,287)

(d)	Securities with an aggregate market value of $47,323 have been pledged as collateral under the terms of the above master agreements as of June 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2019 was $(39,577) at a weighted average interest rate of 2.217%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 2-Year Note September Futures	09/2019	320	$	68,858	$442	$0	$(12)
U.S. Treasury 10-Year Ultra September Futures	09/2019	71		9,807	85	2	0

					$527	$2	$(12)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	67

Schedule of Investments PIMCO Enhanced Low Duration Active Exchange-Traded Fund (Cont.)

SHORT FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
Description						Asset	Liability
90-Day Eurodollar December Futures	12/2020	176	$	(43,316)	$(391)	$11	$0
U.S. Treasury 5-Year Note September Futures	09/2019	134		(15,833)	(216)	0	0
U.S. Treasury 10-Year Note September Futures	09/2019	121		(15,484)	(388)	0	(4)

					$(995)	$11	$(4)

Total Futures Contracts					$(468)	$13	$(16)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-31 5-Year Index	(5.000)%	Quarterly	12/20/2023	$6,402	$(162)	$(371)	$(533)	$0	$(6)
CDX.HY-32 5-Year Index	(5.000)	Quarterly	06/20/2024	5,800	(432)	(12)	(444)	0	(5)
CDX.IG-32 5-Year Index	(1.000)	Quarterly	06/20/2024	28,900	(545)	(79)	(624)	0	(13)

					$(1,139)	$(462)	$(1,601)	$0	$(24)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	2.500%	Annual	03/01/2020	$216,500	$80	$858	$938	$0	$(14)
Pay(4)	1-Day USD-Federal Funds Rate Compounded-OIS	2.336	Annual	03/18/2020	179,800	(2)	320	318	0	(9)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.300	Annual	03/01/2022	95,000	40	(1,960)	(1,920)	55	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026	24,200	(868)	(969)	(1,837)	30	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2028	1,200	20	(130)	(110)	2	0
Receive	3-Month USD-LIBOR	3.030	Semi-Annual	02/13/2029	3,600	(10)	(360)	(370)	6	0

						$(740)	$(2,241)	$(2,981)	$93	$(23)

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.139%	Quarterly	05/10/2021	$23,740	$0	$(12)	$(12)	$0	$(1)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.136%	Quarterly	05/11/2021	11,900	0	(5)	(5)	0	(1)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.139%	Quarterly	05/14/2021	14,760	0	(7)	(7)	0	0

					$0	$(24)	$(24)	$0	$(2)

Total Swap Agreements					$(1,879)	$(2,727)	$(4,606)	$93	$(49)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$13	$93	$106	$0	$(16)	$(49)	$(65)

Cash of $2,278 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

68	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2019

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2019		$10,382	AUD	14,866	$55	$0
	08/2019	AUD	14,866		$10,392	0	(55)

BPS	07/2019		4,979		3,478	0	(18)
	07/2019	EUR	304		341	0	(5)

CBK	07/2019	AUD	9,887		6,846	0	(95)
	07/2019		$10,450	EUR	9,195	6	0
	08/2019	EUR	9,195		$10,477	0	(6)

GLM	07/2019		8,891		9,922	0	(188)

Total Forward Foreign Currency Contracts						$61	$(367)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900%	08/21/2019	1,500	$(2)	$0
	Put - OTC CDX.IG-32 5-Year Index	Sell	1.000	09/18/2019	2,000	(2)	(1)

BPS	Put - OTC CDX.IG-32 5-Year Index	Sell	1.000	08/21/2019	3,600	(3)	0
	Put - OTC CDX.IG-32 5-Year Index	Sell	1.000	09/18/2019	6,500	(9)	(2)

BRC	Put - OTC CDX.IG-32 5-Year Index	Sell	1.000	09/18/2019	2,000	(2)	(1)

CBK	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	08/21/2019	1,700	(2)	0

DUB	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	09/18/2019	1,500	(2)	0

FBF	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	08/21/2019	1,800	(2)	0
	Put - OTC CDX.IG-32 5-Year Index	Sell	1.050	09/18/2019	800	(1)	0

GST	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	08/21/2019	3,100	(3)	(1)
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	09/18/2019	2,300	(3)	(1)

MYC	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	08/21/2019	1,500	(1)	0

						$(32)	$(6)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	07/18/2019	49,500	$(34)	$(5)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Fannie Mae UMBS, TBA 3.000% due 09/01/2049	$99.637	09/05/2019	34,900	$(97)	$(89)

Total Written Options					$(163)	$(100)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	69

Schedule of Investments PIMCO Enhanced Low Duration Active Exchange-Traded Fund (Cont.)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(2)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.590%	Maturity	07/08/2019	$5,490	$0	$85	$85	$0
	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.580%	Maturity	07/12/2019	3,200	0	81	81	0
	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.580%	Maturity	07/16/2019	4,500	0	122	122	0
	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.620%	Maturity	07/22/2019	6,300	0	70	70	0
	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.600%	Maturity	08/07/2019	3,500	0	131	131	0

MYC	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.610%	Maturity	08/09/2019	1,700	0	51	51	0

Total Swap Agreements								$0	$540	$540	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure(3)
BOA	$55	$0	$0	$55	$(55)	$(1)	$0	$(56)	$(1)	$0	$(1)
BPS	0	0	489	489	(23)	(2)	0	(25)	464	(590)	(126)
BRC	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
CBK	6	0	0	6	(101)	0	0	(101)	(95)	0	(95)
FAR	0	0	0	0	0	(89)	0	(89)	(89)	0	(89)
GLM	0	0	0	0	(188)	0	0	(188)	(188)	0	(188)
GST	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
MYC	0	0	51	51	0	(5)	0	(5)	46	0	46

Total Over the Counter	$61	$0	$540	$601	$(367)	$(100)	$0	$(467)

(1)	Notional Amount represents the number of contracts.
(2)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$13	$13
Swap Agreements	0	0	0	0	93	93

	$0	$0	$0	$0	$106	$106

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$61	$0	$61
Swap Agreements	0	0	0	0	540	540

	$0	$0	$0	$61	$540	$601

	$0	$0	$0	$61	$646	$707

70	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2019

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$16	$16
Swap Agreements	0	24	0	0	25	49

	$0	$24	$0	$0	$41	$65

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$367	$0	$367
Written Options	0	6	0	0	94	100

	$0	$6	$0	$367	$94	$467

	$0	$30	$0	$367	$135	$532

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(22)	$(22)
Futures	0	0	0	0	(2,299)	(2,299)
Swap Agreements	0	(385)	0	0	466	81

	$0	$(385)	$0	$0	$(1,855)	$(2,240)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$964	$0	$964
Purchased Options	0	0	0	0	(64)	(64)
Written Options	0	63	0	0	99	162
Swap Agreements	0	0	0	0	338	338

	$0	$63	$0	$964	$373	$1,400

	$0	$(322)	$0	$964	$(1,482)	$(840)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(328)	$(328)
Swap Agreements	0	(538)	0	0	(2,263)	(2,801)

	$0	$(538)	$0	$0	$(2,591)	$(3,129)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(401)	$0	$(401)
Purchased Options	0	0	0	0	8	8
Written Options	0	23	0	0	24	47
Swap Agreements	0	0	0	0	540	540

	$0	$23	$0	$(401)	$572	$194

	$0	$(515)	$0	$(401)	$(2,019)	$(2,935)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$999	$999
Corporate Bonds & Notes
Banking & Finance	0	117,244	0	117,244
Industrials	0	114,836	0	114,836
Utilities	0	32,112	0	32,112
U.S. Government Agencies	0	36,462	0	36,462
U.S. Treasury Obligations	0	77,186	0	77,186
Non-Agency Mortgage-Backed Securities	0	23,161	0	23,161
Asset-Backed Securities	0	38,057	0	38,057
Sovereign Issues	0	1,802	0	1,802
Short-Term Instruments
Commercial Paper	0	3,659	0	3,659
Repurchase Agreements	0	895	0	895

Total Investments	$0	$445,414	$999	$446,413

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$13	$93	$0	$106
Over the counter	0	601	0	601

	$13	$694	$0	$707

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(16)	(49)	0	(65)
Over the counter	0	(467)	0	(467)

	$(16)	$(516)	$0	$(532)

Total Financial Derivative Instruments	$(3)	$178	$0	$175

Totals	$(3)	$445,592	$999	$446,588

There were no significant transfers into or out of Level 3 during the period ended June 30, 2019.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	71

Schedule of Investments PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.3%

CORPORATE BONDS & NOTES 66.8%

BANKING & FINANCE 34.9%

ABN AMRO Bank NV
1.800% due 09/20/2019	$8,000	$7,989
3.091% due 08/27/2021 ~	20,000	20,085

ADCB Finance Cayman Ltd.
2.625% due 03/10/2020	5,240	5,238
2.750% due 09/16/2019	7,500	7,499

AerCap Ireland Capital DAC
4.250% due 07/01/2020	2,525	2,563
4.625% due 10/30/2020	19,229	19,718

AIA Group Ltd.
2.907% due 09/20/2021 ~	32,835	32,836

AIG Global Funding
2.800% (US0003M + 0.480%) due 07/02/2020 ~	6,208	6,230
2.809% due 06/25/2021 ~	8,900	8,936

Air Lease Corp.
2.125% due 01/15/2020	40,773	40,680
4.750% due 03/01/2020	22,536	22,862

Aircastle Ltd.
6.250% due 12/01/2019	2,177	2,208
7.625% due 04/15/2020	9,335	9,677

American Express Co.
2.913% due 10/30/2020 ~	5,500	5,510
3.140% due 05/20/2022 ~	37,000	37,160
3.189% (US0003M + 0.610%) due 08/01/2022 ~	14,200	14,235

American Honda Finance Corp.
2.743% due 12/10/2021 ~	33,000	32,950
2.851% (US0003M + 0.540%) due 06/27/2022 ~	53,300	53,451

American Tower Corp.
2.800% due 06/01/2020	7,500	7,518

Athene Global Funding
2.750% due 04/20/2020	3,085	3,092
3.732% (US0003M + 1.140%) due 04/20/2020 ~	42,885	43,098
3.826% (US0003M + 1.230%) due 07/01/2022 ~	35,659	35,981

AvalonBay Communities, Inc.
3.027% due 01/15/2021 ~	7,200	7,203

Aviation Capital Group LLC
3.253% due 07/30/2021 ~	4,605	4,591
3.470% due 06/01/2021 ~	30,700	30,864
7.125% due 10/15/2020	3,129	3,310

Axis Bank Ltd.
3.250% due 05/21/2020	10,854	10,878

Bank of America Corp.
2.969% due 10/01/2021 ~	28,000	28,079
3.252% (US0003M + 0.660%) due 07/21/2021 ~	13,200	13,244

Banque Federative du Credit Mutuel S.A.
2.915% due 08/05/2019 ~	11,200	11,203

Barclays PLC
2.750% due 11/08/2019	91,799	91,730
2.875% due 06/08/2020	5,804	5,813
3.905% due 05/16/2024 ~	19,000	18,733
4.655% (US0003M + 2.110%) due 08/10/2021 ~	1,800	1,840

BNZ International Funding Ltd.
2.400% due 02/21/2020	2,500	2,502
3.222% (US0003M + 0.700%) due 02/21/2020 ~	20,650	20,733

BOC Aviation Ltd.
3.000% due 03/30/2020	10,328	10,355
3.626% due 05/02/2021 ~	12,215	12,278

Caterpillar Financial Services Corp.
2.752% due 09/07/2021 ~	14,000	14,008
3.028% due 05/15/2023 ~	8,400	8,395

Chiba Bank Ltd.
2.550% due 10/30/2019	14,400	14,409

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citibank N.A.
3.123% due 05/20/2022 ~	$94,300	$94,453
3.162% due 07/23/2021 ~	1,500	1,505

Citigroup, Inc.
3.543% due 06/01/2024 ~	37,800	38,029
3.766% (US0003M + 1.190%) due 08/02/2021 ~	8,200	8,312

CNH Industrial Capital LLC
3.375% due 07/15/2019	1,000	1,000

Cooperatieve Rabobank UA
3.414% (US0003M + 0.830%) due 01/10/2022 ~	45,000	45,508

Credit Suisse Group AG
3.676% due 06/12/2024 ~	5,000	5,017

Credit Suisse Group Funding Guernsey Ltd.
2.750% due 03/26/2020	22,571	22,610
4.891% (US0003M + 2.290%) due 04/16/2021 ~	4,600	4,748

Danske Bank A/S
1.650% due 09/06/2019	10,000	9,981
2.200% due 03/02/2020	3,900	3,886
2.750% due 09/17/2020	6,500	6,499
3.030% (US0003M + 0.510%) due 03/02/2020 ~	27,100	27,064
3.054% (US0003M + 0.580%) due 09/06/2019 ~	4,850	4,850

DBS Group Holdings Ltd.
2.246% due 07/16/2019	4,328	4,330
3.101% (US0003M + 0.500%) due 07/16/2019 ~	12,900	12,904
3.200% (US0003M + 0.620%) due 07/25/2022 ~	33,530	33,691

Delphi Financial Group, Inc.
7.875% due 01/31/2020	3,805	3,914

Dexia Credit Local S.A.
2.902% due 09/29/2020 ~	35,000	35,107

DNB Bank ASA
2.690% due 10/02/2020 ~	11,000	11,020
3.590% (US0003M + 1.070%) due 06/02/2021 ~	5,000	5,069

Emirates NBD PJSC
3.250% due 11/19/2019	3,850	3,857
3.335% due 02/12/2020 ~	3,100	3,097
4.132% (US0003M + 1.550%) due 01/26/2020 ~	5,700	5,750

First Abu Dhabi Bank PJSC
2.250% due 02/11/2020	600	599
3.000% due 08/13/2019	13,434	13,438

First Gulf Bank PJSC
2.625% due 02/24/2020	1,600	1,600

Ford Motor Credit Co. LLC
1.897% due 08/12/2019	5,745	5,740
2.597% due 11/04/2019	1,500	1,499
3.006% due 11/02/2020 ~	3,500	3,467
3.226% (US0003M + 0.790%) due 06/12/2020 ~	26,500	26,432
3.273% due 09/24/2020 ~	58,100	58,057
3.495% (US0003M + 0.930%) due 11/04/2019 ~	830	831
3.592% (US0003M + 1.000%) due 01/09/2020 ~	26,675	26,730
5.139% due 01/07/2021 ~	13,600	13,846
8.125% due 01/15/2020	8,677	8,924

General Motors Financial Co., Inc.
2.450% due 11/06/2020	10,026	9,993
3.105% due 11/06/2020 ~	4,543	4,528
3.442% due 04/09/2021 ~	15,089	15,087
3.527% (US0003M + 0.930%) due 04/13/2020 ~	46,113	46,252
3.665% due 11/06/2021 ~	35,000	34,978
3.700% due 11/24/2020	1,057	1,071
4.157% (US0003M + 1.560%) due 01/15/2020 ~	30,132	30,309

Goldman Sachs Bank USA
3.067% (SOFRRATE + 0.600%) due 05/24/2021 ~	25,200	25,228

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Goldman Sachs Group, Inc.
2.550% due 10/23/2019	$5,600	$5,602
3.041% (US0003M + 0.730%) due 12/27/2020 ~	3,000	3,005
3.363% due 10/31/2022 ~	1,538	1,539
3.688% (US0003M + 1.170%) due 11/15/2021 ~	47,037	47,431
3.696% (US0003M + 1.110%) due 04/26/2022 ~	30,550	30,818
3.752% (US0003M + 1.160%) due 04/23/2020 ~	10,300	10,365
5.375% due 03/15/2020	1,300	1,327

Harley-Davidson Financial Services, Inc.
2.150% due 02/26/2020	2,000	1,993
2.400% due 09/15/2019	5,866	5,861
2.400% due 06/15/2020	9,600	9,570
3.022% due 05/21/2020 ~	16,656	16,674
3.460% due 03/02/2021 ~	36,700	36,658

HSBC Holdings PLC
3.086% due 09/11/2021 ~	48,105	48,159
3.120% due 05/18/2021 ~	12,075	12,086
4.098% (US0003M + 1.500%) due 01/05/2022 ~	50,100	51,215
4.181% (US0003M + 1.660%) due 05/25/2021 ~	52,903	54,079

HSH Portfoliomanagement AoeR
2.732% due 09/18/2020 ~	1,000	1,003
2.850% due 11/19/2021 ~	10,000	10,069

Hutchison Whampoa International Ltd.
5.750% due 09/11/2019	9,645	9,705

Hyundai Capital Services, Inc.
1.625% due 08/30/2019	22,569	22,527
2.625% due 09/29/2020	24,178	24,162

ICICI Bank Ltd.
3.125% due 08/12/2020	1,100	1,103
3.500% due 03/18/2020	1,150	1,155
5.750% due 11/16/2020	1,216	1,262

ING Bank NV
3.009% (US0003M + 0.690%) due 10/01/2019 ~	2,000	2,003
3.495% (US0003M + 0.970%) due 08/17/2020 ~	2,000	2,018

ING Groep NV
3.480% (US0003M + 1.150%) due 03/29/2022 ~	8,200	8,303

International Bank for Reconstruction & Development
2.770% due 06/13/2024	50,000	50,014
2.820% due 06/05/2024	60,000	60,675

International Lease Finance Corp.
8.250% due 12/15/2020	6,344	6,845

Jackson National Life Global Funding
2.882% due 04/27/2020 ~	19,400	19,423
2.897% due 10/15/2020 ~	17,400	17,436
2.931% due 06/11/2021 ~	1,700	1,705
3.041% (US0003M + 0.730%) due 06/27/2022 ~	25,750	25,986

JPMorgan Chase & Co.
3.003% (US0003M + 0.550%) due 03/09/2021 ~	27,425	27,474
3.012% due 06/18/2022 ~	67,000	67,148
4.000% (US0003M + 1.480%) due 03/01/2021 ~	12,595	12,822

JPMorgan Chase Bank N.A.
2.750% due 09/01/2020 ~	13,100	13,106
2.869% due 02/01/2021 ~	19,000	19,012

Lloyds Bank PLC
3.055% due 05/07/2021 ~	27,900	27,898

Macquarie Bank Ltd.
3.702% (US0003M + 1.120%) due 07/29/2020 ~	51,650	52,198

Macquarie Group Ltd.
7.625% due 08/13/2019	4,200	4,225

Metropolitan Life Global Funding
2.920% (SOFRRATE + 0.500%) due 05/28/2021 ~	58,100	58,103
2.990% due 09/07/2020 ~	40,000	40,113

72	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mitsubishi UFJ Financial Group, Inc.
3.172% due 03/07/2022 ~	$11,100	$11,138
3.236% due 07/26/2021 ~	3,422	3,437
3.260% due 03/02/2023 ~	16,000	16,003
3.370% (US0003M + 0.790%) due 07/25/2022 ~	38,516	38,657
3.443% (US0003M + 0.920%) due 02/22/2022 ~	26,349	26,587
3.510% (US0003M + 1.060%) due 09/13/2021 ~	55,671	56,283
4.400% (US0003M + 1.880%) due 03/01/2021 ~	940	962

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.500% due 03/09/2020	27,150	27,016
2.750% due 10/21/2020	4,858	4,877
3.367% (US0003M + 0.775%) due 07/23/2019 ~	33,422	33,439

Mizuho Financial Group, Inc.
3.331% due 09/11/2022 ~	42,600	42,859
3.461% (US0003M + 0.940%) due 02/28/2022 ~	9,000	9,078
3.590% (US0003M + 1.140%) due 09/13/2021 ~	40,103	40,626
4.084% (US0003M + 1.480%) due 04/12/2021 ~	24,550	24,995

Morgan Stanley
3.095% due 02/10/2021 ~	38,100	38,152
3.249% (SOFRRATE + 0.830%) due 06/10/2022 ~	1,000	1,001
3.522% (US0003M + 0.930%) due 07/22/2022 ~	25,060	25,225
3.772% (US0003M + 1.180%) due 01/20/2022 ~	51,557	52,113

Nationwide Building Society
2.350% due 01/21/2020	1,000	999
6.250% due 02/25/2020	4,294	4,397

NatWest Markets PLC
3.719% due 09/29/2022 ~	53,700	53,884

Nissan Motor Acceptance Corp.
1.550% due 09/13/2019	1,740	1,736
2.150% due 07/13/2020	5,545	5,523
2.150% due 09/28/2020	17,660	17,566
2.720% due 09/28/2020 ~	14,646	14,632
2.930% due 03/15/2021 ~	7,200	7,183
2.970% (US0003M + 0.520%) due 09/13/2019 ~	15,815	15,826
2.987% (US0003M + 0.390%) due 07/13/2020 ~	21,400	21,404
3.016% due 09/21/2021 ~	25,337	25,338
3.020% due 09/28/2022 ~	9,850	9,791
3.177% (US0003M + 0.580%) due 01/13/2020 ~	9,786	9,800
3.247% (US0003M + 0.650%) due 07/13/2022 ~	9,550	9,506
3.487% (US0003M + 0.890%) due 01/13/2022 ~	43,745	43,808

Nordea Bank Abp
2.995% (US0003M + 0.470%) due 05/29/2020 ~	9,000	9,029

NRW Bank
2.696% due 02/01/2022 ~	27,000	27,160

OMX Timber Finance Investments LLC
5.420% due 01/29/2020	4,900	4,940

Protective Life Global Funding
2.850% due 06/28/2021 ~	10,000	10,039

QNB Finance Ltd.
2.875% due 04/29/2020	9,450	9,466
3.794% due 12/06/2021 ~(b)	8,400	8,414
3.872% due 05/31/2021 ~	39,200	39,740
3.885% due 02/12/2020 ~	30,600	30,675
3.915% due 02/07/2020 ~	4,800	4,812
4.171% (US0003M + 1.570%) due 07/18/2021 ~	9,000	9,118

Reckson Operating Partnership LP
7.750% due 03/15/2020	33,067	34,244

Reliance Standard Life Global Funding
2.500% due 01/15/2020	5,000	4,998

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Royal Bank of Canada
3.052% due 04/29/2022 ~	$34,000	$34,092

Royal Bank of Scotland Group PLC
3.988% (US0003M + 1.470%) due 05/15/2023 ~	51,982	51,857
6.400% due 10/21/2019	8,442	8,541

Santander Holdings USA, Inc.
2.650% due 04/17/2020	37,627	37,620

Santander UK Group Holdings PLC
2.875% due 10/16/2020	5,000	5,014

Santander UK PLC
2.125% due 11/03/2020	810	806
2.350% due 09/10/2019	36,700	36,692
2.876% due 11/03/2020 ~	500	500
3.140% due 06/01/2021 ~	19,400	19,449
3.178% due 11/15/2021 ~	23,850	23,928

Skandinaviska Enskilda Banken AB
2.955% due 05/17/2021 ~	15,000	15,042

SL Green Operating Partnership LP
3.505% due 08/16/2021 ~	13,800	13,805

Standard Chartered PLC
2.100% due 08/19/2019	41,474	41,449
2.400% due 09/08/2019	38,260	38,255
3.650% (US0003M + 1.130%) due 08/19/2019 ~	52,420	52,501

State Bank of India
3.539% (US0003M + 0.950%) due 04/06/2020 ~	55,600	55,735

SumitG Guaranteed Secured Obligation Issuer DAC
2.251% due 11/02/2020	3,500	3,497

Sumitomo Mitsui Banking Corp.
2.971% due 10/16/2020 ~	38,000	38,060

Sumitomo Mitsui Financial Group, Inc.
3.341% due 10/18/2022 ~	4,500	4,511
3.384% (US0003M + 0.780%) due 07/12/2022 ~	40,065	40,241
3.551% (US0003M + 0.970%) due 01/11/2022 ~	12,000	12,115
3.707% (US0003M + 1.110%) due 07/14/2021 ~	11,500	11,639
4.133% (US0003M + 1.680%) due 03/09/2021 ~	6,000	6,126

Sumitomo Mitsui Trust Bank Ltd.
1.950% due 09/19/2019	790	789
2.050% due 10/18/2019	5,735	5,728
2.859% due 09/19/2019 ~	3,000	3,003
3.511% (US0003M + 0.910%) due 10/18/2019 ~	12,150	12,180

Svenska Handelsbanken AB
2.995% due 05/24/2021 ~	9,700	9,747

Synchrony Bank
2.955% due 03/30/2020 ~	30,225	30,258

Synchrony Financial
2.700% due 02/03/2020	3,770	3,771
3.000% due 08/15/2019	38,878	38,885

Toyota Motor Credit Corp.
2.925% due 05/17/2022 ~	13,250	13,288

UBS AG
3.000% due 12/01/2020 ~	15,881	15,937

UBS Group Funding Switzerland AG
3.468% due 08/15/2023 ~	37,500	37,593
4.377% (US0003M + 1.780%) due 04/14/2021 ~	28,300	28,993

United Overseas Bank Ltd.
3.072% due 04/23/2021 ~	10,500	10,526

WEA Finance LLC
2.700% due 09/17/2019	23,841	23,841

Wells Fargo & Co.
3.843% (US0003M + 1.340%) due 03/04/2021 ~	6,800	6,906

Wells Fargo Bank N.A.
3.092% due 07/23/2021 ~	25,500	25,531
3.102% due 10/22/2021 ~	41,162	41,252
3.141% (US0003M + 0.620%) due 05/27/2022 ~	48,100	48,216

		4,168,764

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 27.2%

Alimentation Couche-Tard, Inc.
2.950% due 12/13/2019 ~	$5,064	$5,065

Allergan Funding SCS
3.000% due 03/12/2020	51,237	51,396
3.691% (US0003M + 1.255%) due 03/12/2020 ~	67,841	68,289

Altria Group, Inc.
2.625% due 01/14/2020	5,000	5,004

Amgen, Inc.
2.985% (US0003M + 0.450%) due 05/11/2020 ~	21,408	21,464

Anthem, Inc.
2.250% due 08/15/2019	11,725	11,721

Apple, Inc.
2.885% (US0003M + 0.350%) due 05/11/2022 ~	100	101

BAT Capital Corp.
2.297% due 08/14/2020	14,200	14,170
3.118% due 08/14/2020 ~	84,413	84,634
3.398% due 08/15/2022 ~	46,600	46,743

BAT International Finance PLC
2.750% due 06/15/2020	4,000	4,010

Bayer U.S. Finance LLC
2.125% due 07/15/2019	12,125	12,122
2.375% due 10/08/2019	100,935	100,808
2.979% due 06/25/2021 ~	28,197	28,017

BMW U.S. Capital LLC
2.898% due 08/14/2020 ~	38,500	38,608
2.969% (US0003M + 0.380%) due 04/06/2020 ~	4,040	4,049
3.014% due 04/12/2021 ~	25,399	25,425
3.035% due 08/13/2021 ~	1,390	1,395
3.125% due 04/14/2022 ~	12,000	12,025
3.229% (US0003M + 0.640%) due 04/06/2022 ~	18,334	18,396

Brambles USA, Inc.
5.350% due 04/01/2020	2,700	2,762

Bristol-Myers Squibb Co.
2.905% due 05/16/2022 ~	50,300	50,439

Broadcom Corp.
2.375% due 01/15/2020	178,616	178,325

Campbell Soup Co.
2.910% due 03/16/2020 ~	1,600	1,601

Central Nippon Expressway Co. Ltd.
2.079% due 11/05/2019	24,200	24,174
2.381% due 09/17/2020	5,500	5,503
2.978% due 02/15/2022 ~	19,800	19,753
3.105% (US0003M + 0.540%) due 08/04/2020 ~	32,000	32,051
3.125% due 11/02/2021 ~	21,250	21,275
3.278% (US0003M + 0.850%) due 09/14/2021 ~	22,050	22,226
3.330% (US0003M + 0.810%) due 03/03/2022 ~	70,960	71,438
3.495% (US0003M + 0.970%) due 02/16/2021 ~	1,000	1,008
3.521% (US0003M + 1.000%) due 05/28/2021 ~	31,000	31,299
3.662% (US0003M + 1.070%) due 04/23/2021 ~	7,570	7,652

Charter Communications Operating LLC
3.579% due 07/23/2020	33,063	33,361

Cigna Corp.
2.760% due 03/17/2020 ~	42,950	42,994
3.060% due 09/17/2021 ~	51,000	51,023

CNPC General Capital Ltd.
2.700% due 11/25/2019	4,437	4,444

Comcast Corp.
2.649% due 10/01/2020 ~	37,690	37,767
5.700% due 07/01/2019	1,457	1,457

Conagra Brands, Inc.
3.092% due 10/09/2020 ~	7,225	7,210
3.342% due 10/22/2020 ~	4,750	4,751

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	73

Schedule of Investments PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Constellation Brands, Inc.
2.000% due 11/07/2019	$15,000	$14,968
3.218% due 11/15/2021 ~	37,640	37,661
3.875% due 11/15/2019	11,140	11,192

CVS Health Corp.
3.083% due 03/09/2020 ~	16,544	16,588
3.125% due 03/09/2020	35,935	36,079
3.173% due 03/09/2021 ~	8,700	8,741

D.R. Horton, Inc.
4.000% due 02/15/2020	10,071	10,144

Daimler Finance North America LLC
2.200% due 05/05/2020	2,283	2,278
2.250% due 03/02/2020	2,685	2,682
2.300% due 01/06/2020	1,650	1,648
2.955% due 05/04/2020 ~	10,000	10,011
2.965% due 02/12/2021 ~	10,775	10,766
3.095% (US0003M + 0.530%) due 05/05/2020 ~	10,625	10,650
3.100% due 05/04/2020	9,200	9,250
3.115% due 05/04/2021 ~	43,938	43,960
3.235% due 11/05/2021 ~	47,000	47,144
3.403% due 02/22/2022 ~	38,400	38,646

Dell International LLC
4.420% due 06/15/2021	2,259	2,327

Deutsche Telekom International Finance BV
1.500% due 09/19/2019	6,032	6,021
2.869% (US0003M + 0.450%) due 09/19/2019 ~	20,830	20,845
3.168% (US0003M + 0.580%) due 01/17/2020 ~	50,615	50,679
6.000% due 07/08/2019	5,000	5,003

Diageo Capital PLC
2.760% due 05/18/2020 ~	5,000	5,004

Dignity Health
2.637% due 11/01/2019	8,000	7,992

Discovery Communications LLC
2.200% due 09/20/2019	11,004	10,989
2.800% due 06/15/2020	1,400	1,403
3.097% due 09/20/2019 ~	38,133	38,176

Dominion Energy Gas Holdings LLC
3.010% due 06/15/2021 ~	44,900	45,114

DXC Technology Co.
3.470% due 03/01/2021 ~	4,180	4,180

eBay, Inc.
3.059% (US0003M + 0.480%) due 08/01/2019 ~	42,583	42,599

Enbridge, Inc.
2.984% due 01/10/2020 ~	500	500
3.110% (US0003M + 0.700%) due 06/15/2020 ~	12,250	12,285

Enterprise Products Operating LLC
2.550% due 10/15/2019	1,350	1,350

EQT Corp.
2.500% due 10/01/2020	5,890	5,875
3.089% due 10/01/2020 ~	10,240	10,234

ERAC USA Finance LLC
2.350% due 10/15/2019	9,485	9,474

Fresenius Medical Care U.S. Finance, Inc.
5.625% due 07/31/2019	15,398	15,427

GATX Corp.
2.500% due 07/30/2019	5,000	5,000
3.285% due 11/05/2021 ~	10,400	10,359

General Electric Co.
2.200% due 01/09/2020	2,000	1,995
2.500% due 03/28/2020	5,700	5,693
6.000% due 08/07/2019	43,795	43,940

General Mills, Inc.
6.610% due 10/15/2022	10,800	11,378

General Motors Co.
3.365% (US0003M + 0.800%) due 08/07/2020 ~	24,570	24,606

GlaxoSmithKline Capital PLC
2.878% due 05/14/2021 ~	6,400	6,415

Goodrich Corp.
4.875% due 03/01/2020	10,000	10,155

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Harris Corp.
3.063% due 04/30/2020 ~	$4,900	$4,899

HCA, Inc.
4.250% due 10/15/2019	19,291	19,370
6.500% due 02/15/2020	39,363	40,270

Hewlett Packard Enterprise Co.
2.100% due 10/04/2019	54,449	54,376
3.318% due 10/05/2021 ~	21,200	21,204

Hyundai Capital America
1.750% due 09/27/2019	22,115	22,072
2.000% due 07/01/2019	7,790	7,790
2.550% due 04/03/2020	7,675	7,663
2.600% due 03/19/2020	29,000	28,988
3.202% due 09/18/2020 ~	8,400	8,407
3.396% (US0003M + 0.800%) due 04/03/2020 ~	1,465	1,469
3.402% due 09/18/2020 ~	2,685	2,695
3.529% due 07/08/2021 ~	450	451

Imperial Brands Finance PLC
2.950% due 07/21/2020	9,165	9,191

Incitec Pivot Finance LLC
6.000% due 12/10/2019	15,255	15,459

Kinder Morgan Energy Partners LP
6.850% due 02/15/2020	6,873	7,049

Kinder Morgan, Inc.
3.050% due 12/01/2019	7,556	7,570

KLA-Tencor Corp.
3.375% due 11/01/2019	2,905	2,910

Kraft Heinz Foods Co.
2.982% due 08/09/2019 ~	39,647	39,655
3.115% due 02/10/2021 ~	19,127	19,097
5.375% due 02/10/2020	19,900	20,231

Kroger Co.
1.500% due 09/30/2019	2,560	2,553

Life Technologies Corp.
6.000% due 03/01/2020	49,154	50,201

Marriott International, Inc.
3.120% due 12/01/2020 ~	18,000	18,075

Martin Marietta Materials, Inc.
2.887% due 12/20/2019 ~	9,665	9,672
3.173% (US0003M + 0.650%) due 05/22/2020 ~	9,526	9,528

McDonald’s Corp.
3.012% due 10/28/2021 ~	20,600	20,619

Molson Coors Brewing Co.
1.450% due 07/15/2019	30,576	30,564

Mondelez International Holdings Netherlands BV
1.625% due 10/28/2019	19,750	19,689
3.192% (US0003M + 0.610%) due 10/28/2019 ~	49,890	49,960

Mylan NV
3.750% due 12/15/2020	15,000	15,142

Nexen, Inc.
6.200% due 07/30/2019	6,870	6,890

NTT Finance Corp.
2.860% (US0003M + 0.530%) due 06/29/2020 ~	84,128	84,313

ONGC Videsh Ltd.
3.250% due 07/15/2019	7,046	7,048

Penske Truck Leasing Co. LP
3.050% due 01/09/2020	9,985	9,998
3.200% due 07/15/2020	13,000	13,061
3.650% due 07/29/2021	1,200	1,227

Phillips 66
3.121% due 02/26/2021 ~	7,300	7,300
3.347% (US0003M + 0.750%) due 04/15/2020 ~	8,300	8,304

QUALCOMM, Inc.
3.070% (US0003M + 0.550%) due 05/20/2020 ~	37,684	37,838

Ras Laffan Liquefied Natural Gas Co. Ltd.
6.750% due 09/30/2019	1,500	1,514

Reckitt Benckiser Treasury Services PLC
2.903% (US0003M + 0.560%) due 06/24/2022 ~	31,650	31,553

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Reynolds American, Inc.
3.250% due 06/12/2020	$1,277	$1,286

Rockwell Collins, Inc.
1.950% due 07/15/2019	3,614	3,613
5.250% due 07/15/2019	12,338	12,350

Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019	143,232	143,018

Sky Ltd.
2.625% due 09/16/2019	10,969	10,971

Sky PLC
2.625% due 09/16/2019	4,050	4,051

Southern Co.
3.019% (US0003M + 0.700%) due 09/30/2020 ~	19,900	19,909

Suntory Holdings Ltd.
2.550% due 09/29/2019	2,600	2,599

Takeda Pharmaceutical Co. Ltd.
3.800% due 11/26/2020	7,100	7,230

Telefonica Emisiones S.A.
5.134% due 04/27/2020	10,118	10,326
5.877% due 07/15/2019	43,773	43,824

Textron, Inc.
3.095% due 11/10/2020 ~	4,800	4,800

Time Warner Cable LLC
5.000% due 02/01/2020	25,045	25,377

Tyson Foods, Inc.
2.650% due 08/15/2019	25,600	25,605
2.972% due 08/21/2020 ~	1,685	1,685
3.070% (US0003M + 0.550%) due 06/02/2020 ~	31,036	31,072

United Technologies Corp.
3.175% due 08/16/2021 ~	20,700	20,713
8.875% due 11/15/2019	1,585	1,622

VMware, Inc.
2.300% due 08/21/2020	2,125	2,119

Volkswagen Group of America Finance LLC
2.400% due 05/22/2020	700	699
2.450% due 11/20/2019	17,937	17,931
3.305% due 11/13/2020 ~	73,590	73,906
3.475% due 11/12/2021 ~	16,100	16,235

Vulcan Materials Co.
3.010% (US0003M + 0.600%) due 06/15/2020 ~	2,000	2,000

Wabtec Corp.
3.710% due 09/15/2021 ~	18,200	18,154

Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020	35,347	35,380

		3,245,721

UTILITIES 4.7%

AT&T, Inc.
3.270% due 06/01/2021 ~	26,300	26,439
3.418% due 02/15/2023 ~	35,185	34,837
3.547% (US0003M + 0.950%) due 07/15/2021 ~	34,881	35,197

Chugoku Electric Power Co., Inc.
2.701% due 03/16/2020	6,000	6,006

Consolidated Edison Co. of New York, Inc.
2.749% due 06/25/2021 ~	17,200	17,249

Dominion Energy, Inc.
5.200% due 08/15/2019	4,059	4,070

Duke Energy Corp.
3.028% due 05/14/2021 ~	755	757
3.101% due 03/11/2022 ~	25,000	25,134
5.050% due 09/15/2019	4,600	4,622

Exelon Generation Co. LLC
2.950% due 01/15/2020	4,369	4,376

Iberdrola Finance Ireland DAC
5.000% due 09/11/2019	12,197	12,252

IPALCO Enterprises, Inc.
3.450% due 07/15/2020	2,055	2,068

Israel Electric Corp. Ltd.
9.375% due 01/28/2020	15,095	15,685

74	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mississippi Power Co.
2.961% due 03/27/2020 ~	$23,200	$23,206

NextEra Energy Capital Holdings, Inc.
2.780% due 09/28/2020 ~	1,000	999
2.835% due 09/03/2019 ~	18,521	18,528
2.921% due 08/21/2020 ~	30,000	29,989
3.071% due 08/28/2021 ~	2,300	2,300
3.241% due 02/25/2022 ~	7,600	7,646
3.342% due 09/01/2020	10,000	10,114

Optus Finance Pty. Ltd.
4.625% due 10/15/2019	2,662	2,681

Orange S.A.
1.625% due 11/03/2019	1,600	1,595
5.375% due 07/08/2019	7,744	7,748

Petronas Global Sukuk Ltd.
2.707% due 03/18/2020	8,800	8,816

Plains All American Pipeline LP
2.600% due 12/15/2019	11,240	11,232
5.750% due 01/15/2020	19,566	19,849

Progress Energy, Inc.
4.875% due 12/01/2019	7,000	7,066

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020	1,793	1,828

Sempra Energy
1.625% due 10/07/2019	6,056	6,040
2.400% due 03/15/2020	1,000	999
2.847% due 07/15/2019 ~	13,546	13,546
2.860% due 03/15/2021 ~	11,275	11,232

Sinopec Group Overseas Development Ltd.
1.750% due 09/29/2019	28,700	28,660
2.250% due 09/13/2020	12,850	12,829
2.375% due 04/12/2020	13,150	13,152
2.500% due 04/28/2020	30,520	30,522

Southern Co. Gas Capital Corp.
5.250% due 08/15/2019	3,470	3,480

Southern Power Co.
2.937% due 12/20/2020 ~	32,994	33,005

State Grid Overseas Investment Ltd.
2.250% due 05/04/2020	4,062	4,056

Verizon Communications, Inc.
3.410% (US0003M + 1.000%) due 03/16/2022 ~	33,300	33,816
3.618% due 05/15/2025 ~	24,300	24,633

		558,259

Total Corporate Bonds & Notes (Cost $7,953,225)		7,972,744

MUNICIPAL BONDS & NOTES 0.3%

ARKANSAS 0.0%

Arkansas Student Loan Authority Revenue Bonds, Series 2010
3.421% due 11/25/2043 •	574	577

CALIFORNIA 0.2%

California State General Obligation Bonds, Series 2017
3.211% (US0001M) due 04/01/2047 ~	27,950	28,046

WASHINGTON 0.1%

Washington Health Care Facilities Authority Revenue Bonds, Series 2017
2.715% (US0001M) due 01/01/2042 ~	7,350	7,419

Total Municipal Bonds & Notes (Cost $35,873)		36,042

U.S. GOVERNMENT AGENCIES 5.9%

Fannie Mae
2.654% due 05/25/2037 •	31	31
2.704% due 12/25/2045 •	4,088	4,077
2.730% due 01/25/2037 •	541	539

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.734% due 02/25/2037 •	$84	$84
2.754% due 11/25/2036 •	116	116
2.782% due 04/18/2028 - 09/18/2031 •	1,044	1,035
2.804% due 06/25/2026 •	209	210
2.806% due 08/25/2044 •	7,084	7,070
2.814% due 09/25/2035 •	506	507
2.824% due 03/25/2037 •	369	369
2.836% due 10/25/2044 - 12/25/2048 •	47,072	46,948
2.854% due 02/25/2038 - 06/25/2042 •	1,085	1,088
2.854% due 06/25/2059	12,825	12,829
2.882% due 05/18/2032 •	178	178
2.886% due 07/25/2044 •	5,949	5,937
2.904% due 06/25/2031 •	109	109
2.932% due 03/18/2032 •	151	152
2.936% due 07/25/2046 •	17,368	17,360
2.954% due 09/25/2041 •	589	593
3.084% due 12/25/2037 •	573	583
3.104% due 05/25/2037 •	112	113
3.154% due 03/25/2037 •	96	100
3.154% due 02/25/2040	48	48
3.162% due 04/25/2023 •	906	907
3.184% due 02/25/2038 •	1,020	1,038
3.254% due 07/25/2038 •	107	109
3.304% due 03/25/2032 •	32	32
4.607% due 05/01/2038 •	583	612
4.675% due 01/01/2036 •	4,377	4,617

FDIC Structured Sale Guaranteed Notes
2.902% due 11/29/2037 •	123	123

Freddie Mac
2.644% due 11/15/2036 - 01/15/2040 •	44	44
2.714% due 02/15/2037 •	1,338	1,343
2.731% due 11/25/2024 •	6,751	6,735
2.750% due 05/22/2024	29,375	29,409
2.790% due 10/15/2037 - 02/15/2038 •	19,013	18,934
2.800% due 06/03/2024 - 06/05/2024	161,000	161,152
2.806% due 05/15/2038 •	5,244	5,233
2.814% due 04/15/2041 •	330	331
2.816% due 05/15/2041 •	5,538	5,531
2.836% due 03/15/2037 - 10/15/2038 •	16,689	16,581
2.836% due 03/15/2043	13,173	13,110
2.886% due 12/15/2042 - 11/15/2044 •	12,460	12,438
2.894% due 07/15/2039 •	66	67
2.900% due 05/09/2024	48,000	48,031
2.936% due 12/15/2037 •	3,351	3,339
3.500% due 08/15/2042	11,468	11,451
4.642% due 09/01/2037 •	3,374	3,558

Ginnie Mae
2.667% due 06/20/2066 •	8,958	8,949
2.783% due 04/20/2040 •	11,031	11,056
2.817% due 08/20/2065	28,976	28,889
2.833% due 03/20/2049 - 04/20/2049	44,003	44,018
2.837% due 06/20/2061 - 10/20/2066 •	1,141	1,140
2.867% due 10/20/2062 •	5,997	5,987
2.880% due 05/20/2063 •	1,041	1,046
2.937% due 06/20/2067 •	1,967	1,967
2.967% due 03/20/2061 - 04/20/2064 •	6,216	6,221
2.967% due 07/20/2067	4,283	4,287
3.017% due 04/20/2062	4,267	4,275
3.067% due 05/20/2065 - 10/20/2065 •	15,348	15,363
3.117% due 12/20/2064 •	11,021	11,040
3.117% due 10/20/2065	14,553	14,578
3.167% due 02/20/2062 •	6,054	6,085
3.217% due 12/20/2065 - 08/20/2066 •	13,564	13,644
3.245% due 12/20/2068 •	11,673	11,558
3.247% due 09/20/2066 •	2,291	2,307
3.267% due 05/20/2066	9,707	9,783
3.267% due 07/20/2066 •	3,689	3,710

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.297% due 08/20/2066 •	$1,319	$1,331
3.387% due 07/20/2065 •	6,249	6,323
3.467% due 01/20/2066 •	6,174	6,273
3.487% due 06/20/2067 •	7,890	8,037
3.517% due 02/20/2066 •	15,466	15,745
3.629% due 04/20/2067 •	2,330	2,373
6.000% due 12/15/2033	21	24
6.500% due 11/15/2033 - 09/15/2034	23	25
7.000% due 01/15/2024 - 07/15/2032	97	97
7.500% due 07/15/2024 - 06/15/2028	70	74

NCUA Guaranteed Notes
2.769% due 12/07/2020 •	605	605
2.889% due 11/05/2020 •	4,243	4,247
2.979% due 12/08/2020 •	1,812	1,818

Total U.S. Government Agencies (Cost $697,302)		697,676

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.7%

AREIT Trust
3.251% due 02/14/2035 •	2,889	2,891

Bear Stearns Adjustable Rate Mortgage Trust
4.345% due 08/25/2033 ~	812	813

BX Commercial Mortgage Trust
3.144% due 11/15/2035 •	17,786	17,818

BX Trust
3.314% due 07/15/2034 •	5,797	5,799

Citigroup Commercial Mortgage Trust
3.244% due 07/15/2032 •	5,000	5,005
3.674% due 07/15/2027 •	4,100	4,101

Civic Mortgage LLC
3.892% due 06/25/2022 Þ	927	925

Core Industrial Trust
3.040% due 02/10/2034	11,384	11,651

Credit Suisse Mortgage Capital Trust
3.144% due 07/15/2032 •	13,000	13,008

Exantas Capital Corp.
3.394% due 04/15/2036 •	27,100	27,193

Gosforth Funding PLC
2.889% due 12/19/2059 •	7,252	7,247
2.971% due 08/25/2060 •	20,197	20,164

GPMT Ltd.
3.283% due 11/21/2035 •	9,200	9,216

Great Wolf Trust
3.244% due 09/15/2034 •	5,000	5,007

GS Mortgage Securities Corp. Trust
3.094% due 07/15/2032 •	16,300	16,292

GS Mortgage Securities Trust
3.648% due 01/10/2047	9,201	9,459

IMT Trust
3.094% due 06/15/2034 •	3,000	2,973

JPMorgan Chase Commercial Mortgage Securities Corp.
3.194% due 06/15/2032 •	2,308	2,304

Lanark Master Issuer PLC
3.295% due 12/22/2069	12,000	12,033

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
3.094% due 11/15/2031 •	878	888

Morgan Stanley Capital Trust
3.244% due 11/15/2034 •	5,000	4,998

Motel 6 Trust
3.314% due 08/15/2034 •	40,337	40,391

Permanent Master Issuer PLC
2.977% due 07/15/2058 •	4,500	4,502

PFP Ltd.
3.274% due 07/14/2035 •	4,869	4,876

Rosslyn Portfolio Trust
3.344% due 06/15/2033 •	4,500	4,499

Shellpoint Co-Originator Trust
3.500% due 08/25/2045 ~	8,638	8,656

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	75

Schedule of Investments PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Stonemont Portfolio Trust
3.233% due 08/20/2030 •	$12,607	$12,616

UBS-Barclays Commercial Mortgage Trust
3.203% due 04/10/2046 •	14,981	15,170

VMC Finance LLC
3.214% due 03/15/2035 ~	1,838	1,842
3.314% due 10/15/2035 •	9,786	9,808

Wells Fargo Commercial Mortgage Trust
3.261% due 12/13/2031 •	5,400	5,386
3.444% due 07/15/2046 •	5,700	5,777

Wells Fargo-RBS Commercial Mortgage Trust
2.917% due 08/15/2047	2,069	2,067
3.844% due 06/15/2044 •	28,824	29,210

Total Non-Agency Mortgage-Backed Securities (Cost $323,891)		324,585

ASSET-BACKED SECURITIES 13.9%

Allegro CLO Ltd.
3.803% due 01/30/2026 •	3,572	3,575

Ally Auto Receivables Trust
1.750% due 12/15/2021	342	341

Ally Master Owner Trust
2.714% due 07/15/2022 •	20,000	20,010

Apex Credit CLO Ltd.
3.632% due 10/27/2028 •	41,300	41,350

ARI Fleet Lease Trust
2.891% due 11/15/2027 •	10,100	10,104

B&M CLO Ltd.
3.331% due 04/16/2026 •	3,194	3,191

Bank of The West Auto Trust
3.090% due 04/15/2021	22,591	22,641

Barings BDC Static CLO Ltd.
3.544% due 04/15/2027 •	42,700	42,699

Canadian Pacer Auto Receivables Trust
2.700% due 08/19/2020	1,891	1,891
3.000% due 06/21/2021	7,754	7,778

CARDS Trust
2.839% due 05/15/2024 •	34,400	34,389

CarMax Auto Owner Trust
1.390% due 05/17/2021	3,636	3,629
1.400% due 08/15/2021	8,714	8,675
1.800% due 03/15/2021	699	698
2.704% due 07/15/2022 •	17,000	17,011
2.730% due 08/16/2021	6,091	6,102

Chesapeake Funding LLC
1.880% due 06/15/2028	9,867	9,851
1.910% due 08/15/2029	8,119	8,080
1.990% due 05/15/2029	1,376	1,373
2.110% due 03/15/2028	1,027	1,026
2.764% due 08/15/2030	31,056	31,036
2.794% due 04/15/2031	19,000	18,969

CIFC Funding Ltd.
3.440% due 10/25/2027 •	8,800	8,756

Citibank Credit Card Issuance Trust
3.024% due 04/22/2026 •	6,000	6,046

Commonbond Student Loan Trust
3.254% due 05/25/2041 •	1,003	1,002

Crown Point CLO Ltd.
3.528% due 07/17/2028	21,000	20,904
3.762% due 10/20/2028 •	40,000	39,921

CVP Cascade CLO Ltd.
3.751% due 01/16/2026 •	11,141	11,135

Dell Equipment Finance Trust
3.160% due 02/22/2021	9,063	9,113

Denali Capital CLO LLC
3.636% due 10/26/2027 •	15,180	15,165

Drug Royalty LP
5.637% due 07/15/2023 •	313	314

Dryden Senior Loan Fund
3.497% due 10/15/2027 •	15,200	15,181

Edsouth Indenture LLC
3.134% due 04/25/2039 •	1,214	1,210
3.554% due 09/25/2040 •	277	278

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Enterprise Fleet Financing LLC
2.870% due 10/20/2023	$474	$477

Evergreen Credit Card Trust
2.654% due 10/15/2021 •	18,000	18,005
2.744% due 07/15/2022 •	25,000	25,047
2.874% due 01/15/2023 •	42,000	42,138

Figueroa CLO Ltd.
3.237% due 06/20/2027 •	5,000	4,988
3.497% due 01/15/2027 •	14,466	14,454

Flagship CLO Ltd.
3.451% due 01/16/2026 •	2,323	2,321

Ford Credit Auto Lease Trust
2.030% due 12/15/2020	501	500

Ford Credit Auto Owner Trust
1.520% due 08/15/2021	2,840	2,829
1.690% due 11/15/2021	3,204	3,193

Ford Credit Floorplan Master Owner Trust
1.980% due 01/15/2022	2,000	1,996
2.090% due 03/15/2022	356	355

Gallatin CLO Ltd.
3.647% due 07/15/2027 ~	7,600	7,595

GM Financial Automobile Leasing Trust
2.060% due 05/20/2020	2,341	2,340

GM Financial Consumer Automobile Receivables Trust
2.080% due 01/19/2021	4,593	4,590

GMF Floorplan Owner Revolving Trust
2.804% due 09/15/2023 •	28,400	28,335

Gracechurch Card Funding PLC
2.794% due 07/15/2022 •	21,200	21,206

Halcyon Loan Advisors Funding Ltd.
3.512% due 04/20/2027 •	4,997	4,984

Hertz Fleet Lease Funding LP
2.882% due 01/10/2033 •	107,500	107,531

Honda Auto Receivables Owner Trust
1.330% due 11/18/2022	4,560	4,542

Hyundai Auto Lease Securitization Trust
1.970% due 07/15/2020	2,583	2,581

Kubota Credit Owner Trust
2.800% due 02/16/2021	881	883

LCM LP
3.632% due 10/20/2027 •	3,500	3,500

Marlette Funding Trust
2.690% due 09/17/2029 (a)	5,000	5,002
3.130% due 07/16/2029	3,900	3,923

Master Credit Card Trust
2.873% due 07/21/2024 •	12,000	11,990

Mercedes-Benz Auto Lease Trust
2.200% due 04/15/2020	1,071	1,071
3.010% due 02/16/2021	15,000	15,044

MMAF Equipment Finance LLC
1.930% due 10/15/2020	1,102	1,101

Mountain Hawk CLO Ltd.
3.412% due 07/20/2024 •	2,796	2,796

Navient Private Education Refi Loan Trust
2.694% due 12/15/2059 •	5,386	5,377
3.010% due 06/16/2042	18,413	18,555

Navient Student Loan Trust
2.794% due 12/15/2059 •	47,996	48,009
3.004% due 07/26/2066 •	11,500	11,528
3.154% due 07/26/2066 •	2,311	2,316
3.204% due 07/26/2066 •	8,740	8,687
3.454% due 12/27/2066 •	20,163	20,291

Nelnet Student Loan Trust
2.463% due 12/24/2035 •	4,853	4,826
2.634% due 08/23/2027 •	10,008	9,992
3.004% due 03/25/2030 •	4,123	4,129
3.204% due 09/25/2065 •	20,625	20,681
3.254% due 02/25/2066 •	13,329	13,401
3.321% due 11/25/2048 •	1,546	1,556

Northstar Education Finance, Inc.
3.104% due 12/26/2031 •	1,132	1,127

OFSI Fund Ltd.
3.247% due 03/20/2025 •	3,437	3,438

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

OneMain Financial Issuance Trust
2.370% due 09/14/2032	$13,600	$13,576

OSCAR U.S. Funding Trust
2.882% due 08/10/2021 •	5,942	5,947
3.100% due 04/11/2022	11,300	11,365

Palmer Square CLO Ltd.
3.368% due 08/15/2026 •	7,481	7,453

Palmer Square Loan Funding Ltd.
3.197% due 04/15/2026 •	45,508	45,325
3.418% due 11/15/2026 •	10,100	10,092

Panhandle-Plains Higher Education Authority, Inc.
3.722% due 10/01/2035 •	732	734

Penarth Master Issuer PLC
2.762% due 03/18/2022 •	17,000	17,001
2.930% due 09/18/2022	30,000	29,998

PHEAA Student Loan Trust
3.354% due 11/25/2065 •	9,348	9,339

SBA Tower Trust
2.898% due 10/15/2044 Þ	20,466	20,467

Securitized Term Auto Receivables Trust
2.614% due 02/25/2021 •	18,867	18,862
2.862% due 05/25/2021	11,725	11,771

SLC Student Loan Trust
2.510% due 09/15/2026 •	9,231	9,214
2.520% due 03/15/2027 •	10,175	10,133
2.530% due 06/15/2029 •	26,308	26,121
2.678% due 05/15/2023 •	2,538	2,535

SLM Private Credit Student Loan Trust
2.960% due 12/16/2030 •	697	696

SLM Private Education Loan Trust
1.850% due 06/17/2030	409	409
2.940% due 10/15/2031	79	79
3.494% due 06/17/2030 •	744	745
4.540% due 10/17/2044	798	803
4.644% due 06/16/2042 •	6,500	6,575
4.894% due 01/15/2043 •	6,885	6,927

SLM Student Loan Trust
2.670% due 01/26/2026 •	9,278	9,250
2.690% due 01/27/2025 •	3,097	3,087
2.690% due 10/27/2025 •	988	988
2.700% due 01/25/2027 •	18,989	18,878
2.720% due 10/25/2028 •	2,807	2,789
2.750% due 07/25/2023 •	741	741
2.880% due 12/15/2027 •	31,002	31,035
2.960% due 12/15/2025 •	5,873	5,874
3.054% due 12/27/2038 •	3,145	3,153
3.080% due 04/25/2024 •	3,071	3,072
3.104% due 01/25/2029 •	3,509	3,439
3.130% due 01/25/2028 •	6,500	6,512
4.080% due 04/25/2023 •	308	312

SMB Private Education Loan Trust
2.490% due 06/15/2027	3,354	3,360
2.694% due 09/15/2025 •	8,100	8,101
2.744% due 02/16/2026 •	12,000	12,000
2.744% due 03/16/2026 •	7,166	7,169
2.980% due 07/15/2027	6,281	6,347
3.050% due 05/15/2026	1,258	1,267
3.294% due 09/15/2034 •	16,757	16,819
3.494% due 09/15/2034 •	7,960	8,012
3.594% due 07/15/2027 •	7,651	7,707

SoFi Consumer Loan Program LLC
2.200% due 11/25/2026	614	613
2.500% due 05/26/2026	4,272	4,276
2.770% due 05/25/2026	4,163	4,171

SoFi Consumer Loan Program Trust
2.900% due 05/25/2028	14,154	14,231
2.930% due 04/26/2027	1,129	1,131
3.010% due 04/25/2028	11,692	11,781
3.240% due 02/25/2028	9,586	9,682

SoFi Professional Loan Program LLC
1.750% due 07/25/2040	2,893	2,885
1.830% due 05/25/2040	522	521
2.550% due 08/27/2029	77	76
2.754% due 02/25/2042 •	1,645	1,642
3.004% due 07/25/2040 •	1,130	1,127
3.254% due 07/25/2039 •	3,849	3,849

76	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.454% due 08/27/2035 •	$4,546	$4,584
3.504% due 10/27/2036 •	1,499	1,510
3.704% due 02/25/2040 •	1,786	1,807

SoFi Professional Loan Program Trust
3.080% due 01/25/2048	11,149	11,238

Staniford Street CLO Ltd.
3.590% due 06/15/2025 •	4,673	4,681

Starwood Waypoint Homes Trust
3.344% due 01/17/2035 •	9,726	9,727

THL Credit Wind River CLO Ltd.
0.000% due 01/15/2026 •(a)	10,000	10,000
4.047% due 01/15/2026 •	5,187	5,189

Towd Point Mortgage Trust
3.004% due 02/25/2057 •	4,306	4,304

Toyota Auto Receivables Owner Trust
1.470% due 09/15/2021	1,998	1,992

Trillium Credit Card Trust
2.734% due 02/27/2023	15,000	15,002
2.752% due 09/26/2023 •	53,000	53,060
2.882% due 01/26/2024 •	19,100	19,142

Upstart Securitization Trust
3.450% due 04/20/2026	3,127	3,140

Utah State Board of Regents
3.154% due 01/25/2057 •	7,444	7,446
3.159% due 09/25/2056 •	11,789	11,804

Venture CLO Ltd.
3.742% due 10/22/2031 •	25,000	24,992

Volkswagen Auto Loan Enhanced Trust
3.050% due 08/20/2021	3,738	3,751

Voya CLO Ltd.
3.300% due 07/25/2026 •	6,084	6,079

WhiteHorse Ltd.
3.518% due 04/17/2027 •	10,000	9,984
3.748% due 07/17/2026 •	871	872

World Omni Auto Receivables Trust
1.300% due 02/15/2022	1,558	1,549

Zais CLO Ltd.
3.747% due 04/15/2028 •	24,100	24,152

Total Asset-Backed Securities (Cost $1,659,781)		1,660,743

SOVEREIGN ISSUES 1.7%

Agence Francaise de Developpement
2.423% due 03/23/2020 ~	4,200	4,201

CDP Financial, Inc.
4.400% due 11/25/2019	18,000	18,141

Development Bank of Japan, Inc.
3.162% (US0003M + 0.570%) due 04/23/2021 ~	6,000	6,036

Export-Import Bank of India
2.750% due 04/01/2020	2,091	2,094
3.522% due 08/21/2022 ~	31,268	31,286
3.875% due 10/02/2019	23,620	23,690

Export-Import Bank of Korea
3.095% due 06/01/2021 ~	1,000	1,002

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Japan Bank for International Cooperation
2.982% (US0003M + 0.390%) due 07/21/2020 ~	$66,700	$66,954

Korea Development Bank
2.250% due 05/18/2020	6,000	6,001

Korea Expressway Corp.
3.282% (US0003M + 0.700%) due 10/28/2019 ~	8,000	8,020
3.292% (US0003M + 0.700%) due 04/20/2020 ~	11,700	11,734

Tokyo Metropolitan Government
2.125% due 05/19/2020	27,800	27,780

Total Sovereign Issues (Cost $206,360)		206,939

SHORT-TERM INSTRUMENTS 8.0%

CERTIFICATES OF DEPOSIT 0.6%

Lloyds Bank Corporate Markets PLC
2.843% due 09/24/2020 ~	22,500	22,567
3.092% due 10/26/2020 ~	53,900	54,065

		76,632

COMMERCIAL PAPER 7.3%

B.A.T. International Finance PLC
2.900% due 07/08/2019	5,000	4,997
2.920% due 07/10/2019	20,000	19,983

Boston Scientific Corp.
2.690% due 07/05/2019	1,400	1,399
2.710% due 07/12/2019	10,000	9,990
2.710% due 07/18/2019	14,600	14,580
2.750% due 07/12/2019	16,978	16,961
2.870% due 08/14/2019	11,000	10,963
2.900% due 07/08/2019	2,000	1,999
2.910% due 07/10/2019	15,000	14,987

Campbell Soup Co.
2.980% due 07/15/2019	5,350	5,344
3.100% due 08/14/2019	13,000	12,957
3.100% due 08/21/2019	24,000	23,907

Compass Group PLC
2.550% due 07/23/2019	27,300	27,255

Crown Castle International Corp.
2.750% due 07/24/2019	14,000	13,972
2.800% due 07/17/2019	15,000	14,979
2.800% due 07/18/2019	25,000	24,962

Enbridge (U.S.), Inc.
2.680% due 07/19/2019	5,792	5,783
2.920% due 07/01/2019	48,000	47,990
2.920% due 07/02/2019	54,000	53,985

Encana Corp.
2.920% due 07/23/2019	12,200	12,179
3.120% due 07/02/2019	9,900	9,897

Energy Transfer Partners LP
2.950% due 07/01/2019	95,800	95,779
3.030% due 07/02/2019	20,000	19,994

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ford Motor Credit Co. LLC
3.350% due 01/21/2020	$30,000	$29,460

Keurig Dr Pepper
2.550% due 08/19/2019	26,600	26,501

Mid-America Apartments LP
2.650% due 07/17/2019	15,700	15,679
2.650% due 07/18/2019	25,000	24,965

Mondelez International, Inc.
2.540% due 08/15/2019	20,000	19,932
2.540% due 08/21/2019	25,000	24,903

NiSource, Inc.
2.800% due 08/16/2019	23,800	23,717

Royal Caribbean Cruise
2.750% due 07/30/2019	3,050	3,043
2.900% due 07/11/2019	5,000	4,995
2.900% due 07/15/2019	7,450	7,441
2.970% due 07/01/2019	10,600	10,598

Syngenta Wilmington, Inc.
3.200% due 07/12/2019	60,000	59,936
3.280% due 07/08/2019	9,500	9,493

Virginia Electric & Power Co.
2.530% due 07/17/2019	19,100	19,074
2.580% due 08/05/2019	50,000	49,861

VW Credit, Inc.
2.540% due 07/01/2019	10,000	9,998
2.570% due 07/01/2019	1,000	1,000
2.900% due 07/10/2019	5,082	5,078
2.970% due 11/04/2019	5,000	4,953
3.050% due 07/01/2019	50,000	49,990

		865,459

REPURCHASE AGREEMENTS (c) 0.0%
		812

SHORT-TERM NOTES 0.1%

GM Financial Automobile Leasing Trust
2.700% due 02/20/2020	7,902	7,905

Holmes Master Issuer PLC
2.744% due 07/15/2019 •	8,340	8,342

		16,247

Total Short-Term Instruments (Cost $958,993)		959,150

Total Investments in Securities (Cost $11,835,425)		11,857,879

Total Investments 99.3% (Cost $11,835,425)		$11,857,879

Other Assets and Liabilities, net 0.7%		82,034

Net Assets 100.0%		$11,939,913

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	77

Schedule of Investments PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (Cont.)

June 30, 2019

(b)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
QNB Finance Ltd.	3.794%	12/06/2021	06/20/2019	$ 8,487	$8,414	0.07%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	06/28/2019	07/01/2019	$812	U.S. Treasury Notes 2.375% due 03/15/2022	$(830)	$812	$812

Total Repurchase Agreements						$(830)	$812	$812

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$812	$0	$0	$0	$812	$(830)	$(18)

Total Borrowings and Other Financing Transactions	$812	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

The average amount of borrowings outstanding during the period ended June 30, 2019 was $(53,406) at a weighted average interest rate of 2.242%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$4,168,764	$0	$4,168,764
Industrials	0	3,245,721	0	3,245,721
Utilities	0	558,259	0	558,259
Municipal Bonds & Notes
Arkansas	0	577	0	577
California	0	28,046	0	28,046
Washington	0	7,419	0	7,419
U.S. Government Agencies	0	697,676	0	697,676
Non-Agency Mortgage-Backed Securities	0	324,585	0	324,585

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Asset-Backed Securities	$0	$1,660,743	$0	$1,660,743
Sovereign Issues	0	206,939	0	206,939
Short-Term Instruments
Certificates of Deposit	0	76,632	0	76,632
Commercial Paper	0	865,459	0	865,459
Repurchase Agreements	0	812	0	812
Short-Term Notes	0	16,247	0	16,247

Total Investments	$0	$11,857,879	$0	$11,857,879

There were no significant transfers into or out of Level 3 during the period ended June 30, 2019.

78	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund

June 30, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.5%

MUNICIPAL BONDS & NOTES 93.6%

ALABAMA 0.7%

Southeast Alabama Gas Supply District Revenue Bonds, Series 2018
4.000% due 06/01/2049	$2,000	$2,178

ARIZONA 1.9%

Chandler Industrial Development Authority, Arizona Revenue Bonds, Series 2005
2.400% due 12/01/2035	2,750	2,830

Maricopa County, Arizona Special Health Care District General Obligation Bonds, Series 2018
5.000% due 07/01/2029	1,940	2,442

Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2017
3.125% due 07/01/2034	425	441

		5,713

CALIFORNIA 2.8%

California Health Facilities Financing Authority Revenue Bonds, Series 2009
6.000% due 07/01/2039	1,000	1,000

California State General Obligation Bonds, Series 2009
5.000% due 07/01/2020	500	500

California State General Obligation Notes, Series 2010
5.000% due 11/01/2019	500	506

California State General Obligation Notes, Series 2013
5.000% due 09/01/2021	3,000	3,246

Los Angeles, California Wastewater System Revenue Bonds, Series 2015
5.000% due 06/01/2029	1,350	1,638

Sacramento Municipal Utility District, California Revenue Bonds, Series 2013
5.000% due 08/15/2029	1,000	1,148

Southern California Public Power Authority Revenue Bonds, Series 2007
5.250% due 11/01/2020	575	601

		8,639

COLORADO 1.6%

Board of Governors of Colorado State University System Revenue Bonds, Series 2015
5.000% due 03/01/2028	1,580	1,893

Colorado Health Facilities Authority Revenue Bonds, Series 2018
5.000% due 11/15/2048	2,500	2,992

		4,885

CONNECTICUT 6.1%

Bridgeport, Connecticut General Obligation Notes, Series 2017
5.000% due 08/15/2023	1,635	1,824
5.000% due 08/15/2027	3,000	3,616

Connecticut Special Tax State Revenue Bonds, Series 2018
5.000% due 01/01/2030	3,000	3,659
5.000% due 10/01/2033	1,000	1,216

Connecticut State General Obligation Bonds, Series 2018
5.000% due 09/15/2030	3,640	4,474

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2018
5.000% due 07/01/2029	1,200	1,488

Metropolitan District, Connecticut General Obligation Bonds, Series 2018
5.000% due 07/15/2029	1,845	2,322

		18,599

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DISTRICT OF COLUMBIA 1.1%

District of Columbia Revenue Bonds, Series 2010
5.000% due 12/01/2024	$1,000	$1,034

District of Columbia Revenue Bonds, Series 2015
5.000% due 07/15/2028	2,000	2,373

		3,407

FLORIDA 3.3%

Broward County, Florida Airport System Revenue Bonds, Series 2012
5.000% due 10/01/2023	1,000	1,119

Central Florida Expressway Authority Revenue Bonds, Series 2018
5.000% due 07/01/2030	450	563
5.000% due 07/01/2031	900	1,117

Escambia County, Florida Revenue Bonds, Series 2009
1.960% due 04/01/2039	500	500

Jacksonville, Florida Revenue Notes, Series 2012
5.000% due 10/01/2021	1,000	1,079

JEA Water & Sewer System, Florida Revenue Bonds, Series 2012
5.000% due 10/01/2025	1,500	1,596

Lakeland, Florida Department of Electric Utilities Revenue Bonds, Series 2016
5.000% due 10/01/2026	505	613

Miami-Dade County, Florida Water & Sewer System Revenue Notes, Series 2019
1.550% due 07/16/2019	2,000	2,000

Palm Beach County, Florida Revenue Bonds, Series 2012
5.000% due 06/01/2023	1,300	1,436

		10,023

GEORGIA 3.1%

Atlanta Department of Aviation, Georgia Revenue Bonds, Series 2012
5.000% due 01/01/2025	500	543

Burke County, Georgia Development Authority Revenue Bonds, Series 2008
2.925% due 11/01/2048	3,000	3,109

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
3.250% due 11/01/2045	3,750	3,885

Cobb County, Georgia Kennestone Hospital Authority Revenue Bonds, Series 2017
5.000% due 04/01/2028	600	728

LaGrange-Troup County, Georgia Hospital Authority Revenue Bonds, Series 2017
5.000% due 04/01/2028	700	850

Municipal Electric Authority of Georgia Revenue Notes, Series 2011
5.000% due 01/01/2020	250	254

		9,369

GUAM 0.3%

Guam Government Waterworks Authority Revenue Notes, Series 2014
5.000% due 07/01/2023	770	854

HAWAII 0.8%

Honolulu, Hawaii City & County General Obligation Bonds, Series 2015
5.000% due 10/01/2030	2,000	2,381

ILLINOIS 8.5%

Chicago Midway International Airport, Illinois Revenue Bonds, Series 2014
5.000% due 01/01/2035	6,500	7,296

Chicago, Illinois General Obligation Bonds, Series 2015
5.250% due 01/01/2027	4,000	4,461

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chicago, Illinois General Obligation Notes, Series 2015
5.000% due 01/01/2026	$2,000	$2,210

Illinois State General Obligation Bonds, Series 2012
4.000% due 01/01/2024	4,000	4,127

Illinois State Revenue Bonds, Series 2013
5.000% due 06/15/2025	1,500	1,639

Illinois State Toll Highway Authority Revenue Bonds, Series 2019
5.000% due 01/01/2030	2,500	3,119

Illinois State Toll Highway Authority Revenue Notes, Series 2019
5.000% due 01/01/2027	1,525	1,856

Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2017
5.000% due 06/01/2023	1,100	1,236

		25,944

INDIANA 1.1%

Indiana Finance Authority Revenue Bonds, Series 2018
5.000% due 02/01/2030	1,500	1,887

Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	1,500	1,566

		3,453

IOWA 0.9%

Iowa Finance Authority Revenue Bonds, Series 2018
1.920% due 02/15/2041	2,840	2,840

KENTUCKY 1.1%

Kentucky Public Energy Authority Revenue Bonds, Series 2018
4.000% due 01/01/2049	3,000	3,312

LOUISIANA 1.0%

Louisiana Public Facilities Authority Revenue Bonds, Series 2016
3.375% due 09/01/2028	2,000	2,030

Louisiana Public Facilities Authority Revenue Bonds, Series 2017
5.000% due 05/15/2028	855	1,032

		3,062

MASSACHUSETTS 1.0%

Massachusetts Development Finance Agency Revenue Bonds, Series 2018
5.000% due 07/01/2030	1,500	1,818

Massachusetts School Building Authority Revenue Notes, Series 2012
5.000% due 08/15/2022	1,175	1,309

		3,127

MICHIGAN 0.5%

Michigan Finance Authority Revenue Bonds, Series 2015
5.000% due 07/01/2030	1,200	1,402

MINNESOTA 0.4%

Rochester, Minnesota Electric Utility Revenue Bonds, Series 2017
5.000% due 12/01/2029	1,000	1,223

MISSISSIPPI 0.5%

Mississippi Business Finance Corp. Revenue Bonds, Series 2002
3.200% due 09/01/2028	1,500	1,526

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	79

Schedule of Investments PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MISSOURI 0.6%

St Louis, Missouri Revenue Notes, Series 2019
2.500% due 06/01/2020 (a)	$1,750	$1,767

NEBRASKA 0.7%

Public Power Generation Agency, Nebraska Revenue Notes, Series 2015
5.000% due 01/01/2025	1,905	2,233

NEVADA 0.6%

Las Vegas Valley Water District, Nevada General Obligation Bonds, Series 2015
5.000% due 06/01/2034	1,500	1,740

NEW HAMPSHIRE 0.4%

Merrimack County, New Hampshire General Obligation Notes, Series 2012
5.000% due 12/01/2022	1,115	1,252

NEW JERSEY 5.6%

New Jersey Economic Development Authority Revenue Bonds, Series 2012
5.000% due 06/15/2023	1,000	1,086

New Jersey Economic Development Authority Revenue Bonds, Series 2013
3.450% (MUNIPSA + 1.550%) due 09/01/2027 ~	3,000	3,007

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2011
5.000% due 07/01/2023	1,000	1,105

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2011
5.250% due 06/15/2024	2,500	2,666

New Jersey Transportation Trust Fund Authority Revenue Notes, Series 2015
5.000% due 06/15/2022	1,000	1,091

New Jersey Turnpike Authority Revenue Bonds, Series 2017
5.000% due 01/01/2030	2,250	2,744

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2031	1,500	1,797

Tobacco Settlement Financing Corp., New Jersey Revenue Notes, Series 2018
5.000% due 06/01/2025	1,000	1,166
5.000% due 06/01/2028	2,000	2,440

		17,102

NEW YORK 14.6%

Erie County, New York Industrial Development Agency Revenue Notes, Series 2012
5.000% due 05/01/2022	1,000	1,107

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2005
5.000% due 11/15/2019	500	507

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2014
5.000% due 11/15/2029	3,000	3,588

Metropolitan Transportation Authority, New York Revenue Notes, Series 2019
5.000% due 05/15/2022	2,500	2,751

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2017
5.000% due 12/01/2027	1,000	1,209

Nassau County, New York General Obligation Notes, Series 2016
5.000% due 04/01/2026	1,360	1,663

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2014
5.000% due 08/01/2031	5,000	5,824

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City, New York Housing Development Corp. Revenue Bonds, Series 2013
5.250% due 07/01/2031	$2,500	$2,797

New York City, New York Transitional Finance Authority Building Aid Revenue Bonds, Series 2018
5.000% due 07/15/2031	1,500	1,883

New York Convention Center Development Corp. Revenue Bonds, Series 2015
5.000% due 11/15/2027	2,000	2,414

New York State Dormitory Authority Revenue Bonds, Series 2011
5.000% due 05/01/2022	2,000	2,139

New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 12/15/2025	405	455

New York State Dormitory Authority Revenue Bonds, Series 2018
5.000% due 03/15/2031	3,000	3,784
5.000% due 01/15/2032	500	618

New York State Energy Research & Development Authority Revenue Bonds, Series 1994
3.500% due 10/01/2029	3,000	3,404

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2025	2,000	2,245

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2013
5.000% due 11/15/2027	2,075	2,397
5.000% due 11/15/2028	825	952

TSASC, Inc., New York Revenue Notes, Series 2017
5.000% due 06/01/2026	1,250	1,471
5.000% due 06/01/2027	2,750	3,282

		44,490

NORTH CAROLINA 1.7%

North Carolina Medical Care Commission Revenue Bonds, Series 2012
5.000% due 06/01/2023	1,665	1,833
5.000% due 10/01/2027	1,100	1,214

North Carolina State Revenue Notes, Series 2019
5.000% due 03/01/2020	1,750	1,793

University of North Carolina at Greensboro Revenue Bonds, Series 2014
5.000% due 04/01/2026	250	289

		5,129

OHIO 3.1%

American Municipal Power, Inc., Ohio Revenue Notes, Series 2012
5.000% due 02/15/2022	800	875

Butler County, Ohio Revenue Bonds, Series 2017
5.000% due 11/15/2030	1,235	1,488

Cuyahoga County, Ohio Certificates of Participation Bonds, Series 2014
5.000% due 12/01/2025	3,000	3,439

Hamilton County, Ohio Sales Tax Revenue Notes, Series 2016
5.000% due 12/01/2026	750	927

Ohio Water Development Authority Revenue Notes, Series 2019
5.000% due 12/01/2028	1,000	1,287

University of Cincinnati, Ohio Revenue Bonds, Series 2012
5.000% due 06/01/2024	1,250	1,378

		9,394

PENNSYLVANIA 6.8%

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2018
5.000% due 06/01/2031	1,320	1,597

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Commonwealth Financing Authority, Pennsylvania Revenue Notes, Series 2018
5.000% due 06/01/2025	$1,500	$1,760

Commonwealth of Pennsylvania General Obligation Notes, Series 2016
5.000% due 01/15/2027	2,000	2,469

Delaware River Port Authority, Pennsylvania Revenue Notes, Series 2012
5.000% due 01/01/2023	900	997

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2009
2.800% due 12/01/2033	1,000	1,023

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2011
5.250% due 06/15/2023	2,500	2,677

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 08/15/2029	340	403
5.000% due 08/15/2031	300	352
5.000% due 08/15/2033	1,000	1,167

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 08/15/2029	1,250	1,550

Pennsylvania Turnpike Commission Revenue Notes, Series 2014
2.780% (MUNIPSA + 0.880%) due 12/01/2020 ~	4,500	4,520

Philadelphia Gas Works, Co., Pennsylvania Revenue Bonds, Series 2015
5.000% due 08/01/2027	750	886

Philadelphia Gas Works, Colorado, Pennsylvania Revenue Bonds, Series 2015
5.000% due 08/01/2026	1,000	1,185

		20,586

PUERTO RICO 0.4%

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
2.257% (0.67*US0003M + 0.520%) due 07/01/2029 ~	1,280	1,267

RHODE ISLAND 2.7%

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2035	7,500	8,269

SOUTH DAKOTA 0.7%

South Dakota Health & Educational Facilities Authority Revenue Bonds, Series 2014
5.000% due 11/01/2027	925	1,077

South Dakota Health & Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 11/01/2028	900	1,067

		2,144

TENNESSEE 3.3%

Tennergy Corp, Tennessee Revenue Bonds, Series 2019
5.000% due 02/01/2050	3,000	3,467

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2021	870	911
5.250% due 09/01/2026	1,715	2,052

Tennessee Energy Acquisition Corp., Revenue Bonds, Series 2006
5.000% due 02/01/2027	3,000	3,561

		9,991

TEXAS 9.4%

Austin Convention Enterprises, Inc., Texas Revenue Notes, Series 2017
5.000% due 01/01/2026	750	892

80	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Corpus Christi Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2016
5.000% due 08/15/2025	$2,115	$2,544

Dallas, Texas Waterworks & Sewer System Revenue Bonds, Series 2012
5.000% due 10/01/2023	1,000	1,114

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2008
1.950% due 12/01/2024	3,000	3,000

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2014
2.480% (MUNIPSA + 0.580%) due 12/01/2042 ~	2,000	2,000
5.000% due 12/01/2025	500	584

Houston, Texas Airport System Revenue Bonds, Series 2018
5.000% due 07/01/2030	3,250	4,054

Katy Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2018
5.000% due 02/15/2029	1,435	1,802

North Texas Tollway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2028	2,875	3,445

Pflugerville Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2012
5.000% due 02/15/2024	1,165	1,272

San Antonio Public Facilities Corp., Texas Revenue Bonds, Series 2012
5.000% due 09/15/2025	1,000	1,107

Texas State Revenue Notes, Series 2018
4.000% due 08/29/2019	2,000	2,008

Texas Water Development Board Revenue Bonds, Series 2018
5.000% due 04/15/2030	250	319
5.000% due 10/15/2030	3,000	3,809

University of Texas System Revenue Bonds, Series 2010
5.000% due 08/15/2022	500	557

		28,507

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTAH 1.0%

Murray, Utah Revenue Bonds, Series 2005
1.910% due 05/15/2037	$3,000	$3,000

WASHINGTON 3.8%

Energy Northwest, Washington Revenue Bonds, Series 2018
5.000% due 07/01/2031	3,000	3,770

Seattle, Washington Solid Waste Revenue Notes, Series 2014
5.000% due 05/01/2024	545	636

Washington Health Care Facilities Authority Revenue Bonds, Series 2017
2.950% (MUNIPSA + 1.050%) due 01/01/2042 ~	2,500	2,538

Washington State Convention Center Public Facilities District Revenue Bonds, Series 2018
5.000% due 07/01/2030	750	925
5.000% due 07/01/2031	1,200	1,469

Washington State Revenue Bonds, Series 2012
5.000% due 09/01/2023	2,000	2,226

		11,564

WEST VIRGINIA 0.7%

Mason County, West Virginia Revenue Bonds, Series 2003
2.750% due 10/01/2022	2,000	2,047

WISCONSIN 0.8%

Wisconsin Health & Educational Facilities Authority Revenue Notes, Series 2018
5.000% due 04/01/2029	1,925	2,421

Total Municipal Bonds & Notes (Cost $269,964)		284,840

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 5.9%

COMMERCIAL PAPER 1.2%

District of Columbia
1.550% due 07/16/2019	$3,700	$3,699

REPURCHASE AGREEMENTS (d) 0.6%
		1,942

SHORT-TERM NOTES 4.1%

Federal Home Loan Bank
2.249% due 07/12/2019 (b)(c)	2,700	2,698
2.314% due 09/11/2019 (b)(c)	2,200	2,191
2.384% due 07/19/2019 (b)(c)	2,800	2,797
2.392% due 08/28/2019 (b)(c)	3,700	3,687
2.414% due 07/12/2019 (b)(c)	1,200	1,199

		12,572

Total Short-Term Instruments (Cost $18,212)		18,213

Total Investments in Securities (Cost $288,176)		303,053

Total Investments 99.5% (Cost $288,176)		$303,053

Other Assets and Liabilities, net 0.5%		1,462

Net Assets 100.0%		$304,515

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	06/28/2019	07/01/2019	$1,942	U.S. Treasury Notes 2.375% due 03/15/2022	$(1,982)	$1,942	$1,942

Total Repurchase Agreements						$(1,982)	$1,942	$1,942

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	81

Schedule of Investments PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund (Cont.)

June 30, 2019

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$1,942	$0	$0	$0	$1,942	$(1,982)	$(40)

Total Borrowings and Other Financing Transactions	$1,942	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$2,178	$0	$2,178
Arizona	0	5,713	0	5,713
California	0	8,639	0	8,639
Colorado	0	4,885	0	4,885
Connecticut	0	18,599	0	18,599
District of Columbia	0	3,407	0	3,407
Florida	0	10,023	0	10,023
Georgia	0	9,369	0	9,369
Guam	0	854	0	854
Hawaii	0	2,381	0	2,381
Illinois	0	25,944	0	25,944
Indiana	0	3,453	0	3,453
Iowa	0	2,840	0	2,840
Kentucky	0	3,312	0	3,312
Louisiana	0	3,062	0	3,062
Massachusetts	0	3,127	0	3,127
Michigan	0	1,402	0	1,402
Minnesota	0	1,223	0	1,223
Mississippi	0	1,526	0	1,526
Missouri	0	1,767	0	1,767
Nebraska	0	2,233	0	2,233

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Nevada	$0	$1,740	$0	$1,740
New Hampshire	0	1,252	0	1,252
New Jersey	0	17,102	0	17,102
New York	0	44,490	0	44,490
North Carolina	0	5,129	0	5,129
Ohio	0	9,394	0	9,394
Pennsylvania	0	20,586	0	20,586
Puerto Rico	0	1,267	0	1,267
Rhode Island	0	8,269	0	8,269
South Dakota	0	2,144	0	2,144
Tennessee	0	9,991	0	9,991
Texas	0	28,507	0	28,507
Utah	0	3,000	0	3,000
Washington	0	11,564	0	11,564
West Virginia	0	2,047	0	2,047
Wisconsin	0	2,421	0	2,421
Short-Term Instruments
Commercial Paper	0	3,699	0	3,699
Repurchase Agreements	0	1,942	0	1,942
Short-Term Notes	0	12,572	0	12,572

Total Investments	$0	$303,053	$0	$303,053

There were no significant transfers into or out of Level 3 during the period ended June 30, 2019.

82	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

June 30, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.9%

MUNICIPAL BONDS & NOTES 91.7%

ALABAMA 2.2%

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2018
4.000% due 12/01/2048	$1,000	$1,081

Southeast Alabama Gas Supply District Revenue Bonds, Series 2018
4.000% due 06/01/2049	1,000	1,089

		2,170

ARIZONA 2.5%

Chandler Industrial Development Authority, Arizona Revenue Bonds, Series 2005
2.400% due 12/01/2035	1,000	1,029

Industrial Development Authority of the City of Phoenix, Arizona Revenue Notes, Series 2018
5.000% due 07/01/2024	200	226

Industrial Development Authority of the County, Arizona of Yavapai Revenue Bonds, Series 2010
1.500% due 04/01/2029	750	750

Maricopa County, Arizona Special Health Care District General Obligation Notes, Series 2018
5.000% due 07/01/2024	350	409

		2,414

CALIFORNIA 0.8%

Southern California Public Power Authority Revenue Bonds, Series 2018
2.150% (MUNIPSA + 0.250%) due 07/01/2040 ~	750	749

COLORADO 1.1%

Denver, Colorado Airport System City & County Revenue Bonds, Series 2016
2.568% (0.7*US0001M + 0.860%) due 11/15/2031 ~	855	856

Regional Transportation District, Colorado Revenue Notes, Series 2017
5.000% due 11/01/2019	250	253

		1,109

CONNECTICUT 5.5%

Bridgeport, Connecticut General Obligation Notes, Series 2017
5.000% due 11/01/2021	650	705
5.000% due 08/15/2023	500	558

Connecticut Special Tax State Revenue Notes, Series 2018
5.000% due 10/01/2025	1,000	1,195

Connecticut State General Obligation Notes, Series 2014
5.000% due 11/15/2022	250	279

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 1999
2.000% due 07/01/2033	1,000	1,016

Connecticut State Health & Educational Facility Authority Revenue Bonds, Series 2015
2.609% (0.68*US0001M + 0.950%) due 07/01/2049 ~	1,000	1,002

Metropolitan District, Connecticut General Obligation Notes, Series 2018
5.000% due 07/15/2023	500	569

		5,324

DISTRICT OF COLUMBIA 0.6%

District of Columbia Revenue Notes, Series 2016
5.000% due 04/01/2022	500	546

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FLORIDA 7.7%

Central Florida Expressway Authority Revenue Notes, Series 2018
5.000% due 07/01/2023	$700	$798

Citizens Property Insurance Corp., Florida Revenue Notes, Series 2012
5.000% due 06/01/2021	280	299

Citizens Property Insurance Corp., Florida Revenue Notes, Series 2015
5.000% due 06/01/2020	350	355

Florida Municipal Power Agency Revenue Notes, Series 2016
5.000% due 10/01/2020	250	261

Florida State General Obligation Notes, Series 2015
5.000% due 06/01/2022	750	830

Jacksonville, Florida Revenue Notes, Series 2012
5.000% due 10/01/2021	915	987

Lee Memorial Health System, Florida Revenue Bonds, Series 2019
5.000% due 04/01/2033	1,000	1,180

Miami-Dade County, Florida Water & Sewer System Revenue Notes, Series 2015
5.000% due 10/01/2020	650	679
5.000% due 10/01/2024	710	839

Miami-Dade County, Florida Water & Sewer System Revenue Notes, Series 2019
1.550% due 07/16/2019	600	600

Miami-Dade Seaport Department, Florida Revenue Notes, Series 2013
5.000% due 10/01/2023	550	619

		7,447

GEORGIA 3.7%

Burke County, Georgia Development Authority Revenue Bonds, Series 2008
2.925% due 11/01/2048	500	518

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
3.000% due 11/01/2045	1,000	1,019

Monroe County, Georgia Development Authority Revenue Bonds, Series 2002
2.000% due 09/01/2037	1,000	1,004

Municipal Gas Authority of Georgia Revenue Notes, Series 2016
5.000% due 10/01/2019	1,000	1,009

		3,550

ILLINOIS 4.4%

Chicago, Illinois General Obligation Bonds, Series 2012
5.000% due 01/01/2023	1,000	1,052

Illinois Finance Authority Revenue Notes, Series 2015
5.000% due 11/15/2020	540	566

Illinois State General Obligation Notes, Series 2016
5.000% due 06/01/2022	750	813

Illinois State Toll Highway Authority Revenue Notes, Series 2014
5.000% due 12/01/2020	250	262

Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2010
5.250% due 06/01/2020	1,115	1,151

Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2017
5.000% due 06/01/2023	350	393

		4,237

INDIANA 1.5%

Indiana Finance Authority Revenue Bonds, Series 2011
1.650% due 03/01/2027	650	651

Whiting, Indiana Revenue Bonds, Series 2009
5.250% due 01/01/2021	750	792

		1,443

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KENTUCKY 2.2%

Kentucky Public Energy Authority Revenue Bonds, Series 2018
4.000% due 01/01/2049	$500	$552

Louisville & Jefferson County, Kentucky Metropolitan Sewer District Revenue Notes, Series 2016
5.000% due 05/15/2021	1,000	1,068

Louisville/Jefferson County, Kentucky Metropolitan Government Revenue Bonds, Series 2007
1.650% due 06/01/2033	500	501

		2,121

MASSACHUSETTS 2.8%

Massachusetts Development Finance Agency Revenue Bonds, Series 2017
2.400% (MUNIPSA + 0.500%) due 07/01/2038 ~	1,000	1,001

Massachusetts Development Finance Agency Revenue Notes, Series 2018
5.000% due 07/01/2021	575	614

Massachusetts Transportation Trust Fund Metropolitan Highway System Revenue Bonds, Series 2019
5.000% due 01/01/2039	1,000	1,119

		2,734

MICHIGAN 2.6%

Michigan Finance Authority Revenue Notes, Series 2010
5.000% due 12/01/2020	780	820

Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
4.000% due 11/15/2047	1,500	1,650

		2,470

MINNESOTA 0.3%

Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota Revenue Notes, Series 2016
4.000% due 01/01/2021	250	260

MISSISSIPPI 0.8%

Warren County, Mississippi Revenue Bonds, Series 2018
2.900% due 09/01/2032	750	773

MISSOURI 1.1%

St Louis, Missouri Revenue Notes, Series 2019
2.500% due 06/01/2020 (a)	1,000	1,010

MONTANA 1.0%

Montana Facility Finance Authority Revenue Bonds, Series 2018
2.450% (MUNIPSA + 0.550%) due 08/15/2037 ~	1,000	999

NEBRASKA 0.9%

Public Power Generation Agency, Nebraska Revenue Notes, Series 2015
5.000% due 01/01/2021	840	885

NEVADA 0.5%

Washoe County, Nevada Revenue Bonds, Series 2016
1.850% due 03/01/2036	500	504

NEW JERSEY 2.9%

New Jersey Economic Development Authority Revenue Notes, Series 2016
5.000% due 06/15/2020	500	515

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	83

Schedule of Investments PIMCO Short Term Municipal Bond Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Jersey Turnpike Authority Revenue Notes, Series 2012
5.000% due 01/01/2020	$1,070	$1,089

South Jersey Port Corp., New Jersey Revenue Notes, Series 2016
5.000% due 01/01/2020	350	355

Tobacco Settlement Financing Corp., New Jersey Revenue Notes, Series 2018
5.000% due 06/01/2022	750	818

		2,777

NEW YORK 13.4%

Brooklyn Arena Local Development Corp., New York Revenue Notes, Series 2016
5.000% due 07/15/2020	500	517
5.000% due 07/15/2021	585	623

County of Suffolk, New York General Obligation Notes, Series 2018
5.000% due 07/24/2019	1,000	1,002

Long Island Power Authority, New York Revenue Notes, Series 2015
5.000% due 09/01/2021	140	151

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2024	65	73

Metropolitan Transportation Authority, New York Revenue Notes, Series 2017
5.000% due 11/15/2024	1,000	1,176

Metropolitan Transportation Authority, New York Revenue Notes, Series 2019
5.000% due 05/15/2022	750	825

Nassau County, New York General Obligation Notes, Series 2010
5.000% due 10/01/2020	500	523

Nassau County, New York General Obligation Notes, Series 2019
4.000% due 12/10/2019	1,000	1,012

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Notes, Series 2019
5.000% due 11/01/2020	500	525

New York City, New York Housing Development Corp. Revenue Bonds, Series 2018
2.750% due 05/01/2050	750	774

New York City, New York Housing Development Corp. Revenue Bonds, Series 2019
1.625% due 05/01/2049	1,000	1,000
1.750% due 05/01/2059	750	751

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2019
1.970% due 11/01/2044	880	880

New York State Dormitory Authority Revenue Notes, Series 2014
5.000% due 03/15/2020	165	169

New York State Energy Research & Development Authority Revenue Bonds, Series 2004
2.625% due 04/01/2034	1,000	1,041

New York State Housing Finance Agency Revenue Bonds, Series 2005
1.900% due 03/15/2033	100	100

New York State Housing Finance Agency Revenue Bonds, Series 2019
1.800% due 05/01/2050	500	500

Port Chester-Rye Union Free School District, New York General Obligation Notes, Series 2019
2.500% due 06/12/2020	500	505

TSASC, Inc., New York Revenue Notes, Series 2017
5.000% due 06/01/2021	500	530

Yates County, New York General Obligation Notes, (AGM Insured), Series 2010
4.000% due 12/01/2019	295	299

		12,976

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NORTH CAROLINA 2.4%

Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Bonds, (AGM Insured), Series 2007
1.920% due 01/15/2044	$800	$800

North Carolina State Revenue Notes, Series 2019
5.000% due 03/01/2020	500	512

University of North Carolina at Chapel Hill Revenue Bonds, Series 2012
2.035% (0.67*US0001M + 0.400%) due 12/01/2041 ~	1,000	997

		2,309

OHIO 2.8%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2018
2.250% due 02/15/2048	500	505

American Municipal Power, Inc., Ohio Revenue Notes, Series 2012
5.000% due 02/15/2020	175	179

Butler County, Ohio Revenue Notes, Series 2017
4.000% due 11/15/2023	500	549

Franklin County, Ohio Revenue Bonds, Series 2013
1.750% due 12/01/2046	1,000	1,000

University of Cincinnati, Ohio Revenue Notes, Series 2018
1.950% (0.67*US0001M + 0.340%) due 06/01/2020 ~	500	500

		2,733

PENNSYLVANIA 8.2%

Bethlehem Area School District, Pennsylvania Revenue Bonds, Series 2017
2.173% (0.7*US0001M + 0.490%) due 01/01/2030 ~	750	750

Commonwealth Financing Authority, Pennsylvania Revenue Notes, Series 2018
5.000% due 06/01/2020	500	516

Luzerne County, Pennsylvania General Obligation Notes, (AGM Insured), Series 2017
5.000% due 12/15/2022	500	555

Montgomery County Industrial Development Authority, Pennsylvania Revenue Bonds, Series 2002
2.550% due 12/01/2029	1,000	1,005

Montgomery County, Pennsylvania Higher Education & Health Authority Revenue Bonds, Series 2018
2.620% (MUNIPSA + 0.720%) due 09/01/2051 ~	500	500

Northampton County, Pennsylvania General Purpose Authority Revenue Bonds, Series 2018
2.748% (0.7*US0001M + 1.040%) due 08/15/2048 ~	750	752

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2009
2.800% due 12/01/2033	1,000	1,023

Pennsylvania Turnpike Commission Revenue Notes, Series 2018
2.500% (MUNIPSA + 0.600%) due 12/01/2023 ~	1,000	1,005

Philadelphia Gas Works, Co., Pennsylvania Revenue Notes, Series 2015
5.000% due 08/01/2020	500	519

Southeastern Pennsylvania Transportation Authority Revenue Notes, Series 2010
5.000% due 03/01/2020	1,215	1,244

		7,869

TENNESSEE 1.9%

Greeneville Health & Educational Facilities Board, Tennessee Revenue Notes, Series 2018
5.000% due 07/01/2023	600	675

Tennergy Corp, Tennessee Revenue Bonds, Series 2019
5.000% due 02/01/2050	1,000	1,156

		1,831

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 8.9%

Fort Bend Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
1.950% due 08/01/2049	$750	$759

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2008
1.950% due 12/01/2024	1,000	1,000
1.950% due 12/01/2027	1,000	1,000

Houston Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2012
2.400% due 06/01/2030	1,000	1,017

North Texas Tollway Authority Revenue Notes, Series 2014
5.000% due 01/01/2022	720	784

North Texas Tollway Authority Revenue Notes, Series 2016
5.000% due 01/01/2021	385	406

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2018
2.750% due 08/01/2048	750	784

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2018
2.750% due 02/01/2048	500	517

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
5.250% due 12/15/2019	1,000	1,016

Texas State Revenue Notes, Series 2018
4.000% due 08/29/2019	750	753

Texas Water Development Board Revenue Notes, Series 2018
5.000% due 10/15/2024	500	591

		8,627

UTAH 0.6%

Utah County, Utah Revenue Bonds, Series 2018
5.000% due 05/15/2057	500	571

VIRGINIA 1.0%

Louisa Industrial Development Authority, Virginia Revenue Bonds, Series 2008
2.150% due 11/01/2035	1,000	1,007

WASHINGTON 5.0%

Central Puget Sound Regional Transit Authority, Washington Revenue Bonds, Series 2015
2.350% (MUNIPSA + 0.450%) due 11/01/2045 ~	750	751

King County, Washington Sewer Revenue Bonds, Series 2012
2.600% due 01/01/2043	750	761

Port of Seattle, Washington Revenue Notes, Series 2015
5.000% due 03/01/2023	1,000	1,127

Port of Tacoma, Washington General Obligation Notes, Series 2016
4.000% due 12/01/2022	440	479

Seattle, Washington Municipal Light & Power Revenue Bonds, Series 2018
2.390% (MUNIPSA + 0.490%) due 11/01/2046 ~	675	675

Washington Health Care Facilities Authority Revenue Bonds, Series 2017
2.950% (MUNIPSA + 1.050%) due 01/01/2042 ~	1,000	1,015

		4,808

WEST VIRGINIA 1.6%

West Virginia Economic Development Authority Revenue Bonds, Series 2009
2.625% due 12/01/2042	1,000	1,021

84	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

West Virginia University Revenue Notes, Series 2011
5.000% due 10/01/2020	$500	$522

		1,543

WISCONSIN 0.8%

Wisconsin Health & Educational Facilities Authority Revenue Notes, Series 2018
5.000% due 04/01/2022	650	714

Total Municipal Bonds & Notes (Cost $87,215)		88,510

SHORT-TERM INSTRUMENTS 9.2%

COMMERCIAL PAPER 2.6%

District of Columbia
1.550% due 07/16/2019	1,000	1,000

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Texas A&M Board of Regents
1.560% due 10/03/2019	$1,000	$1,000

Unity Bancorp, Inc.
1.700% due 07/23/2019	500	500

		2,500

REPURCHASE AGREEMENTS (d) 0.5%
		516

SHORT-TERM NOTES 6.1%

Federal Home Loan Bank
2.359% due 07/31/2019 (b)(c)	2,500	2,496
2.376% due 09/04/2019 (b)(c)	2,000	1,992

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.392% due 08/28/2019 (b)(c)	$900	$897
2.458% due 08/02/2019 (b)(c)	500	499

		5,884

Total Short-Term Instruments (Cost $8,898)		8,900

Total Investments in Securities (Cost $96,113)		97,410

Total Investments 100.9% (Cost $96,113)		$97,410

Other Assets and Liabilities, net (0.9)%		(905)

Net Assets 100.0%		$96,505

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	06/28/2019	07/01/2019	$516	U.S. Treasury Notes 2.375% due 03/15/2022	$(528)	$516	$516

Total Repurchase Agreements						$(528)	$516	$516

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$516	$0	$0	$0	$516	$(528)	$(12)

Total Borrowings and Other Financing Transactions	$516	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	85

Schedule of Investments PIMCO Short Term Municipal Bond Active Exchange-Traded Fund (Cont.)

June 30, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$2,170	$0	$2,170
Arizona	0	2,414	0	2,414
California	0	749	0	749
Colorado	0	1,108	0	1,108
Connecticut	0	5,324	0	5,324
District of Columbia	0	546	0	546
Florida	0	7,447	0	7,447
Georgia	0	3,550	0	3,550
Illinois	0	4,237	0	4,237
Indiana	0	1,443	0	1,443
Kentucky	0	2,121	0	2,121
Massachusetts	0	2,734	0	2,734
Michigan	0	2,470	0	2,470
Minnesota	0	260	0	260
Mississippi	0	773	0	773
Missouri	0	1,010	0	1,010
Montana	0	999	0	999
Nebraska	0	885	0	885

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Nevada	$0	$504	$0	$504
New Jersey	0	2,777	0	2,777
New York	0	12,976	0	12,976
North Carolina	0	2,309	0	2,309
Ohio	0	2,733	0	2,733
Pennsylvania	0	7,869	0	7,869
Tennessee	0	1,831	0	1,831
Texas	0	8,627	0	8,627
Utah	0	571	0	571
Virginia	0	1,007	0	1,007
Washington	0	4,808	0	4,808
West Virginia	0	1,543	0	1,543
Wisconsin	0	715	0	715
Short-Term Instruments
Commercial Paper	0	2,500	0	2,500
Repurchase Agreements	0	516	0	516
Short-Term Notes	0	5,884	0	5,884

Total Investments	$0	$97,410	$0	$97,410

There were no significant transfers into or out of Level 3 during the period ended June 30, 2019.

86	PIMCO ETF TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2019

1. ORGANIZATION

PIMCO ETF Trust (the “Trust”) was established as a Delaware statutory trust on November 14, 2008. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the funds (each a “Fund” and collectively the “Funds”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO” or “Manager”) serves as the investment adviser for the Funds.

Each Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities and may be designed to track an index or to be actively managed. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of a Fund may be directly purchased from and redeemed by a Fund at NAV solely by certain large institutional investors. Also unlike shares of a mutual fund, shares of each Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day. Each Fund offers and issues shares only in aggregations of a specified number of shares (“Creation Units”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities

ANNUAL REPORT	JUNE 30, 2019	87

Notes to Financial Statements (Cont.)

held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	Monthly	Monthly

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	Monthly	Monthly

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	Monthly	Monthly

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	Monthly	Monthly

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	Monthly	Monthly

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	Monthly	Monthly

PIMCO Active Bond Exchange-Traded Fund	Monthly	Monthly

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	Monthly	Monthly

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	Monthly	Monthly

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	Monthly	Monthly

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	Monthly	Monthly

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year. The Trust does not provide an automatic dividend and/or distributions reinvestment service.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification (“ASC”) 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these

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amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated throughout all periods presented in the financial statements. Prior distributions for the year ended June 30, 2019, before these amendments became effective, were presented as follows (amounts in thousands†):

	PIMCO 1-3 Year U.S. Treasury Index Exchange- Traded Fund	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund	PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund	PIMCO Broad U.S. TIPS Index Exchange- Traded Fund	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund	PIMCO Active Bond Exchange- Traded Fund	PIMCO Enhanced Low Duration Active Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund	PIMCO Short Term Municipal Bond Active Exchange- Traded Fund

Distributions to Shareholders:

From net investment income	$(1,134)	$(4,645)	$(17,826)	$(6,527)	$(1,240)	$(80,322)	$(26,637)	$(61,891)	$(3,376)	$(147,351)	$(6,575)	$(1,009)

From net realized capital gains	0	0	0	0	0	0	(515)	0	0	(2,043)	0	0

Total Distributions from Net Investment Income and/or Net Realized Capital Gains	$(1,134)	$(4,645)	$(17,826)	$(6,527)	$(1,240)	$(80,322)	$(27,152)	$(61,891)	$(3,376)	$(149,394)	$(6,575)	$(1,009)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities attributable to that Fund, by the total number of shares outstanding.

On each day that the NYSE Arca is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities

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that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Manager the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3).

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The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and

non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these

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factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Manager that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund eligible to participate in securities lending may invest the cash collateral received for securities out on loan in the PIMCO Government Money Market Fund under the Securities Lending Agreement. All or a portion of Dividend Income as shown in the table below represents the income earned on the cash collateral invested in PIMCO Government Money Market Fund and is included on the Statements of Operations as a component of Securities Lending Income. PIMCO Government Money Market Fund is considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Fund for the period ended June 30, 2019 (amounts in thousands†):

Investments in PIMCO Government Money Market Fund
Fund Name	Market Value 06/30/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	$58,024	$216,433	$(242,170)	$0	$0	$32,287	$933	$0

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	4,016	9,117	(12,421)	0	0	712	16	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Bank Obligations  in which a Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument

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on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card

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receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at June 30, 2019, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage

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Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase

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date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Manager or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Manager or will otherwise cover its obligations under sale-buyback transactions.

(d) Securities Lending  The Funds listed below may seek to earn additional income by lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis via a lending agent.

Fund Name

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

PIMCO Enhanced Low Duration Active Exchange-Traded Fund

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

Securities on loan are required to be secured by cash collateral at least equal to 102% of the domestic, or 105% of the foreign security’s market value. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Funds will then invest the cash collateral received in the PIMCO Government Money Market Fund and record a liability for the return of the collateral during the period the securities are on loan. Each Fund is subject to a lending limit of 33.33% of total assets (including the value of collateral).

The loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail to return loaned securities, the Fund has the right to repurchase the securities using the collateral in the open market.

The borrower pays fees at the Funds’ direction to the lending agent. The lending agent may retain a portion of the fees and interest earned on the cash collateral invested as compensation for its services. Investments made with the cash collateral are disclosed on the

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Schedules of Investments, if applicable. The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations as securities lending income, if applicable.

(e) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a

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Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A

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liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal

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shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

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7. PRINCIPAL RISKS

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO 1-3 Year U.S. Treasury Index Exchange- Traded Fund	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund	PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund	PIMCO Broad U.S. TIPS Index Exchange- Traded Fund	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund	PIMCO Active Bond Exchange- Traded Fund	PIMCO Enhanced Low Duration Active Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund	PIMCO Short Term Municipal Bond Active Exchange- Traded Fund

New/Small Fund	—	—	—	—	X	—	—	—	X	—	—	X

Market Trading	X	X	X	X	X	X	X	X	X	X	X	X

Interest Rate	X	X	X	X	X	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X	X	X	X	X	X

Inflation-Indexed Security	—	—	X	X	X	—	—	—	—	—	—	—

Credit	X	X	X	X	X	X	X	X	X	X	X	X

High Yield	—	—	—	—	—	X	—	X	X	—	—	—

Market	X	X	X	X	X	X	X	X	X	X	X	X

Municipal Bond	—	—	—	—	—	—	—	—	—	—	X	X

Issuer	—	—	—	—	—	X	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X	X	X	—	X	X

Equity	—	—	—	—	—	—	—	X	—	—	—	—

Mortgage-Related and Other Asset Backed Securities	—	—	—	—	—	—	—	X	X	X	—	—

Foreign (Non-U.S.) Investment	—	—	—	—	—	X	X	X	X	X	—	—

Emerging Markets	—	—	—	—	—	X	X	X	X	—	—	—

Sovereign Debt	—	—	—	—	—	X	X	—	—	—	—	—

Currency	—	—	—	—	—	—	—	X	X	—	—	—

Leveraging	X	X	X	X	X	X	X	X	X	X	X	X

Management and Tracking Error	X	X	X	X	X	X	X	—	—	—	—	—

Indexing	X	X	X	X	X	X	X	—	—	—	—	—

Management	—	—	—	—	—	—	—	X	X	X	X	X

California State-Specific	—	—	—	—	—	—	—	—	—	—	X	—

New York State-Specific	—	—	—	—	—	—	—	—	—	—	X	—

Municipal Project-Specific	—	—	—	—	—	—	—	—	—	—	X	X

Short Exposure	—	—	—	—	—	—	—	X	X	—	—	—

Convertible Securities	—	—	—	—	—	—	—	X	—	—	—	—

Tax-Efficient Investing	—	—	—	—	—	—	—	X	X	—	—	—

Distribution Rate	—	—	—	—	—	—	—	X	X	—	—	—

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

New/Small Fund Risk  is the risk that a new or smaller Fund’s performance may not represent how a Fund is expected to or may perform in the long term. In addition, new Funds have limited operating histories for investors to evaluate and new and smaller Funds may not attract sufficient assets to achieve investment and trading efficiencies.

Market Trading Risk  is the risk that an active secondary trading market for Fund shares does not continue once developed, that a Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than a Fund’s net asset value.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, a Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

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Notes to Financial Statements (Cont.)

Inflation-Indexed Security Risk  is the risk that the value of an inflation-indexed security (such as TIPS) tends to decrease when real interest rates increase and increase when real interest rates decrease and interest payments on inflation-indexed securities will vary along with changes in the CPI.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Municipal Bond Risk  is the risk that by investing in Municipal Bonds a Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of Municipal Bonds to pay interest or repay principal.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to a Fund, a reduction in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Equity Risk  is the risk that the value of equity or equity-related securities may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

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Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management and Tracking Error Risk  is the risk that the portfolio manager’s investment decisions may not produce the desired results or that a Fund’s portfolio may not closely track the Underlying Index for a number of reasons. A Fund incurs operating expenses, which are not applicable to the Underlying Index, and the costs of buying and selling securities, especially when rebalancing a Fund’s portfolio to reflect changes in the composition of the Underlying Index. Performance of a Fund and the Underlying Index may vary due to asset valuation differences and differences between a Fund’s portfolio and the Underlying Index due to legal restrictions, cost or liquidity restraints. The risk that performance of a Fund and the Underlying Index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, a Fund’s use of a representative sampling approach may cause a Fund to be less correlated to the return of the Underlying Index than if a Fund held all of the securities in the Underlying Index.

Indexing Risk  is the risk that a Fund is negatively affected by general declines in the asset classes represented by the Underlying Index.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

California State-Specific Risk  is the risk that by concentrating its investments in California Municipal Bonds, a Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal.

New York State-Specific Risk  is the risk that by concentrating its investments in New York Municipal Bonds, a Fund may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal.

Municipal Project-Specific Risk  is the risk that a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Tax-Efficient Investing Risk  is the risk that investment strategies intended to manage capital gain distributions may not succeed, and that such strategies may reduce investment returns or result in investment losses.

Distribution Rate Risk  is the risk that a Fund’s distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which

ANNUAL REPORT	JUNE 30, 2019	103

Notes to Financial Statements (Cont.)

typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Management Fee  PIMCO, a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), serves as the Manager to the Trust, pursuant to an investment management agreement. Each Fund pays PIMCO fees in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. Each Fund will pay monthly management fees to PIMCO at an annual rate based on average daily net assets (the “Management Fee”), at an annual rate as noted in the table below.

Fund Name	Management Fee

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	0.15%

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	0.15%

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Fund Name	Management Fee

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0.20%

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0.20%

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0.20%

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0.55%

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0.20%

PIMCO Active Bond Exchange-Traded Fund	0.55%

PIMCO Enhanced Low Duration Active Exchange-Traded Fund(1)	0.46%

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0.35%

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	0.35%

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0.35%

(1)	PIMCO has contractually agreed, through October 31, 2019, to waive its management fee by 0.07% of the average daily net assets attributable to the Fund.

(b) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of each Fund’s Creation Units. The Distributor does not maintain a secondary market in shares of the Funds. During the period ended June 30, 2019 each Fund was permitted to compensate the Distributor at an annual rate of up to 0.25% of a Fund’s average daily net assets (the “12b-1 Plan Fee”). However, the Board of Trustees has determined not to authorize payment of a 12b-1 Plan Fee at this time. The 12b-1 Plan Fee may only be imposed or increased when the Board determines that it is in the best interests of shareholders to do so. Because these fees are paid out of a Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time it will increase the cost of an investment in the Fund. The 12b-1 Plan Fee may cost an investor more than other types of sales charges.

(c) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds bear other expenses which are not covered under the Management Fee which may vary and affect the total level of expenses paid by shareholders, such as (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) costs of borrowing money, including interest expense; (iv) securities lending fees and expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; and (vii) organizational expenses. The ratio of expenses to average net assets, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the Prospectus.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Trust from the Manager or its affiliates.

(d) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Management Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through October 31, 2019, to waive or reduce its Management Fee for the PIMCO Active Bond Exchange-Traded Fund.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through October 31, 2019, to waive or reduce its Management Fee for the PIMCO Enhanced Low Duration Active Exchange-Traded Fund. The Fee Waiver Agreements will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Each waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. The total recoverable amounts to PIMCO at June 30, 2019, were as follows (amounts in thousands†):

	Expiring within
Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$0	$1	$2	$3

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	51	99	174	324

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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Notes to Financial Statements (Cont.)

10. RELATED PARTY TRANSACTIONS

The Manager and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended June 30, 2019, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	$32,763	$15,444

PIMCO Active Bond Exchange-Traded Fund	15,294	59,814

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	26,931	35,685

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	1,138,922	1,774,814

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	809	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2019, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$35,353	$34,896	$0	$0

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	36,454	42,387	0	0

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	287,378	302,077	0	0

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	12,103	15,021	0	0

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	4,606	6,408	0	0

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0	0	377,228	565,662

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	6,641	7,531	191,837	176,331

PIMCO Active Bond Exchange-Traded Fund	3,369,253	3,135,310	476,540	333,995

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	4,855,813	4,844,633	248,837	67,893

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	2,264,796	3,161,309	6,000,837	3,029,293

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	0	0	107,789	106,546

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0	0	52,900	36,418

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by a Fund only in Creation Units. Except when aggregated in Creation Units, shares of a Fund are not redeemable. Transactions in capital shares for a Fund are disclosed in detail on the Statements of Changes in Net Assets.

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The consideration for the purchase of Creation Units of a Fund generally consists of a basket of cash and/or securities that the Fund specifies each business day. Authorized Participants may be charged transaction fees as set forth below. To offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, Authorized Participants are subject to standard creation and redemption transaction fees payable directly to State Street Bank and Trust Company, the sub-administrator of the Funds. PIMCO may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable charge up to the maximum amount shown in the table below.

Standard Creation/ Redemption Transaction Fee*	Maximum Variable Charge for Cash Creations**	Maximum Variable Charge for Cash Redemptions**

$500	3.00%	2.00%

*	Applicable to in-kind contributions or redemptions only.
**	As a percentage of the net asset value per Creation Unit purchased or redeemed, inclusive of the standard creation transaction fee (if imposed).

14. INVESTMENT TRANSACTIONS

For the period ended June 30, 2019, certain Funds had in-kind contributions and in-kind redemptions as follows (amounts in thousands†):

Fund Name	Contributions	Redemptions

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$2,499	$39,541

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	100,892	22,274

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	79,201	169,647

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	43,271	119,061

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	5,592	5,708

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	2,206,840	2,216,847

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	212,169	220,639

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The in-kind contributions and in-kind redemptions in this table may not agree with the Fund Share Transactions on the Statements of Changes in Net Assets. The table represents the accumulation of each Fund’s daily net shareholder transactions while the Statements of Changes in Net Assets reflect gross shareholder transactions including any cash component of the transactions.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2019, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

ANNUAL REPORT	JUNE 30, 2019	107

Notes to Financial Statements (Cont.)

As of June 30, 2019, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$0	$79	$0	$499	$(19)	$(823)	$0	$0

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	0	1,317	0	13,206	(22)	(28,804)	0	0

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0	7,946	0	376	(18)	(21,497)	0	0

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0	2,037	0	4,240	(18)	(14,821)	0	0

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0	527	0	(57)	(18)	(1,197)	0	0

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0	9,010	0	(16,716)	(30)	(143,311)	0	0

PIMCO Investment Grade Corporate Bond Exchange-Traded Fund	0	2,007	0	24,796	(30)	(6,450)	0	0

PIMCO Active Bond Exchange-Traded Fund	0	5,247	0	51,124	(52)	(42,512)	0	0

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	0	1,423	0	388	(15)	(3,062)	0	0

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0	28,177	0	22,443	(27)	(6,675)	0	0

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	556	0	0	14,875	(27)	(4,215)	0	0

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	119	0	0	1,297	(28)	(901)	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain (loss) on certain futures, options, and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, Passive Foreign Investment Companies (PFICs), Lehman securities, interest accrued on defaulted securities, and straddle loss deferrals.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational expenditures.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2018 through June 30, 2019 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2018 through June 30, 2019 and Ordinary losses realized during the period January 1, 2019 through June 30, 2019, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of June 30, 2019, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$107	$716

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	16,119	12,685

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	5,791	15,706

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	4,174	10,647

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	166	1,031

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	34,534	108,777

PIMCO Investment Grade Corporate Bond Exchange-Traded Fund	1,535	4,915

PIMCO Active Bond Exchange-Traded Fund	6,279	36,233

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	431	2,631

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	6,675	0

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	3,803	412

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	700	201

†	A zero balance may reflect actual amounts rounding to less than one thousand.

108	PIMCO ETF TRUST

June 30, 2019

As of June 30, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$50,083	$524	$(24)	$500

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	250,819	13,392	(184)	13,208

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	744,350	4,263	(3,887)	376

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	173,401	4,240	0	4,240

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	50,310	378	(436)	(58)

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	1,594,816	17,707	(34,423)	(16,716)

PIMCO Investment Grade Corporate Bond Exchange-Traded Fund	763,587	26,700	(1,903)	24,797

PIMCO Active Bond Exchange-Traded Fund	2,493,689	62,247	(11,121)	51,126

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	441,084	6,357	(5,968)	389

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	11,835,436	27,437	(4,994)	22,443

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	288,176	14,880	(2)	14,878

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	96,113	1,302	(6)	1,296

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options, and forward contracts, realized and unrealized gain (loss) swap contracts, Passive Foreign Investment Companies (PFICs), Lehman securities, interest accrued on defaulted securities, and straddle loss deferrals.

For the fiscal years ended June 30, 2019 and June 30, 2018, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	June 30, 2019				June 30, 2018

	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$0	$1,260	$0	$0	$0	$1,134	$0	$0

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	0	4,651	0	0	0	4,645	0	0

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0	11,921	0	0	0	17,826	0	0

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0	4,419	0	0	0	6,527	0	0

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0	738	0	0	0	1,240	0	0

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0	76,687	0	0	0	80,322	0	0

PIMCO Investment Grade Corporate Bond Exchange-Traded Fund	0	24,777	0	0	0	26,964	188	0

PIMCO Active Bond Exchange-Traded Fund	0	73,021	0	0	0	61,891	0	5,271

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	0	7,088	0	0	0	3,376	0	0

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0	297,054	0	0	0	148,772	622	0

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	7,219	288	0	0	6,426	149	0	0

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	1,448	56	0	0	971	38	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	JUNE 30, 2019	109

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO ETF Trust and Shareholders of PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund, PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund, PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund, PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund, PIMCO Broad U.S. TIPS Index Exchange-Traded Fund, PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund, PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund, PIMCO Active Bond Exchange-Traded Fund, PIMCO Enhanced Low Duration Active Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active Exchange-Traded Fund, PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund and PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund, PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund, PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund, PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund, PIMCO Broad U.S. TIPS Index Exchange-Traded Fund, PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund, PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund, PIMCO Active Bond Exchange-Traded Fund, PIMCO Enhanced Low Duration Active Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active Exchange-Traded Fund, PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund and PIMCO Short Term Municipal Bond Active Exchange-Traded Fund (constituting PIMCO ETF Trust, hereafter collectively referred to as the “Funds”) as of June 30, 2019, the related statements of operations for the year ended June 30, 2019, the statements of changes in net assets for each of the two years in the period ended June 30, 2019, and for PIMCO Enhanced Low Duration Active Exchange-Traded Fund the statement of cash flows for the year ended June 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2019, for PIMCO Enhanced Low Duration Active Exchange-Traded Fund, the results of its cash flows for the year then ended and each of the financial highlights for each of the five years in the period ended June 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

August 22, 2019

We have served as the auditor of one or more investment companies in PIMCO ETF Trust since 2009.

110	PIMCO ETF TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BCY	Barclays Capital, Inc.	DUB	Deutsche Bank AG	HUS	HSBC Bank USA N.A.

BOA	Bank of America N.A.	FAR	Wells Fargo Bank National Association	JPM	JP Morgan Chase Bank N.A.

BOS	Merrill Lynch, Pierce, Fenner & Smith, Inc.	FBF	Credit Suisse International	JPS	JP Morgan Securities, Inc.

BPS	BNP Paribas S.A.	FICC	Fixed Income Clearing Corporation	MBC	HSBC Bank Plc

BRC	Barclays Bank PLC	FOB	Credit Suisse Securities (USA) LLC	MYC	Morgan Stanley Capital Services, Inc.

BSN	Bank of Nova Scotia	GLM	Goldman Sachs Bank USA	RDR	RBC Capital Markets LLC

CBK	Citibank N.A.	GSC	Goldman Sachs & Co. LLC	SAL	Citigroup Global Markets, Inc.

CSN	Credit Suisse AG (New York)	GST	Goldman Sachs International	TDM	TD Securities (USA) LLC

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	USD (or $)	United States Dollar

AUD	Australian Dollar

Exchange Abbreviations:

CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:

CDX.EM	Credit Derivatives Index - Emerging Markets	LIBOR03M	3 Month USD-LIBOR	US0001M	1 Month USD Swap Rate

CDX.HY	Credit Derivatives Index - High Yield	MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index	US0003M	3 Month USD Swap Rate

CDX.IG	Credit Derivatives Index - Investment Grade	SOFRRATE	Secured Overnight Financing Rate

Municipal Bond or Agency Abbreviations:

AGM	Assured Guaranty Municipal	PSF	Public School Fund

Other Abbreviations:

ABS	Asset-Backed Security	FDIC	Federal Deposit Insurance Corp.	PIK	Payment-in-Kind

ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit

BABs	Build America Bonds	NCUA	National Credit Union Administration	TBA	To-Be-Announced

CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap	UMBS	Uniform Mortgage-Backed Security

DAC	Designated Activity Company

ANNUAL REPORT	JUNE 30, 2019	111

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2019 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended June 30, 2019 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2019:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2019 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2019 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction%	Qualified Dividend Income%	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	0.00%	0.00%	$1,260	$0

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	0.00%	0.00%	4,651	0

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0.00%	0.00%	11,921	0

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0.00%	0.00%	4,419	0

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0.00%	0.00%	738	0

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0.00%	0.00%	71,318	0

PIMCO Investment Grade Corporate Bond Exchange-Traded Fund	0.00%	0.00%	21,309	0

PIMCO Active Bond Exchange-Traded Fund	0.00%	0.00%	67,910	0

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	0.00%	0.00%	5,813	0

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0.00%	0.00%	216,849	0

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	0.00%	0.00%	7,507	0

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0.00%	0.00%	1,504	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2020, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

112	PIMCO ETF TRUST

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 400-4ETF or visit the Funds’ website at www.pimcoetfs.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	146	Chairman and Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	02/2009 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	146	Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	146	Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	146	Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	146	Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	146	Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	146	Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	146	Lead Independent Trustee, PIMCO Funds and PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	JUNE 30, 2019	113

Management of the Trust (Cont.)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President, PIMCO. President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	02/2009 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/2009 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bradley A. Todd (1960) Treasurer	06/2019 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Consultant, EY.

Erik C. Brown (1967)** Assistant Treasurer	02/2009 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

114	PIMCO ETF TRUST

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Shwetha P. Shenoy (1975)** Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2019.
†

The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	JUNE 30, 2019	115

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share

116	PIMCO ETF TRUST

(Unaudited)

information submitted by you, which may include personally identifiable information. This information can be useful to the Funds when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	JUNE 30, 2019	117

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

State Street Bank and Trust Company

1 Heritage Drive

Quincy, MA 02171

Legal Counsel

Dechert LLP

1900 K Street N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the report cover.

ETF3001AR_063019

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that Peter B. McCarthy, who serves on the Board’s Audit Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. McCarthy is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	June 30, 2019	$465,810
	June 30, 2018	$434,223

(b)	Fiscal Year Ended	Audit-Related Fees(1)
	June 30, 2019	$—
	June 30, 2018	$—

(c)	Fiscal Year Ended	Tax Fees(2)
	June 30, 2019	$—
	June 30, 2018	$—

(d)	Fiscal Year Ended	All Other Fees(3)
	June 30, 2019	$—
	June 30, 2018	$—

“Audit Fees” represents aggregate fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO ETF Trust (the “Trust” or “Registrant”) annual financial statements or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents aggregate fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents aggregate fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents aggregate fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1)	There were no “Audit-Related Fees” for the last two fiscal years.
(2)	There were no “Tax Fees” for the last two fiscal years.
(3)	There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	June 30, 2019	June 30, 2018
PIMCO ETF Trust	$—	$—
Pacific Investment Management Company LLC (“PIMCO”)	12,402,651	7,397,858

Totals	$12,402,651	$7,397,858

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of:

George E. Borst

Jennifer Holden Dunbar

Kym M. Hubbard

Gary F. Kennedy

Peter B. McCarthy

Ronald C. Parker

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable for open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO ETF Trust

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	August 27, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	August 27, 2019

By:	/s/ Bradley Todd
Bradley Todd
Treasurer (Principal Financial & Accounting Officer)

Date:	August 27, 2019